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                                                                     ATLAS FUNDS

                                                                   ANNUAL REPORT




                                                               DECEMBER 31, 2001




                                                   The Investments You Want From
                                                         The People You Trust(R)

[ATLAS GRAPHIC]
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Table of Contents
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
Letter from the Chairman of the Board and Chief Executive
  Officer...................................................      2
Atlas Fund Discussions......................................      5
Atlas Fund Financial Information
     Stock and Bond Fund Total Returns......................     11
     Comparing Atlas Fund Performance to the Market.........     12
     Statements of Investments in Securities and Net
      Assets................................................     14
     Statements of Assets and Liabilities...................     42
     Statements of Operations...............................     44
     Statements of Changes in Net Assets....................     46
     Financial Highlights...................................     50
     Notes to Financial Statements..........................     56
     Independent Auditors' Report...........................     67
     Tax Information........................................     68
     Directors and Officers.................................     69
S&P 500 Index Master Portfolio..............................     70


Atlas Funds are distributed by Atlas Securities, Inc. (dba
Atlas Funds Distributors, Inc. in Arizona)
This material should be preceded or accompanied by a current
Atlas Funds prospectus.                                       [THUMBTACK GRAPHIC]

                             We Want You To Know...


Atlas Funds are not FDIC-insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.
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[ATLAS FUNDS LOGO]

              FROM THE OFFICE OF MARION O. SANDLER
              Chairman of the Board and Chief Executive Officer

              Dear Valued Shareholder,

                  The year 2001 was a tumultuous one for the markets. It
              was also the year the U.S. economy slipped into recession after 10 consecutive years of economic growth. The decline in business investment -- which began in the fourth quarter of 2000 -- accelerated, causing revenue and earnings to fall short of expectations across a variety of industries, and driving down the prices of many stocks. The terrorist attacks in September had a further negative impact on the weakened economy. After the attacks, air travel fell dramatically, and the beleaguered airlines sharply reduced orders for new aircraft, contributing to the decline in manufacturing and sending factory utilization rates near 20-year lows. With the economy in retreat, job losses mounted, and the unemployment rate climbed to 5.8% at yearend from 4.0% at the beginning of the year. Led by cutbacks in technology, manufacturing and service sectors, there were an estimated 2.6 million jobs lost in 2001.

                  The year delivered a mixed bag for consumers. Steep
              drops in oil and energy prices boosted disposable income. Tax relief, low mortgage rates, and zero-interest financing contributed to strong sales of homes and automobiles. Nonetheless, record levels of consumer debt and fears of additional job losses constrained consumer spending and, despite deep discounting by retailers, produced the worst holiday shopping season in 15 years. Consumer confidence hit a five-year low in November, but began to improve by yearend as signs emerged that the recession was easing.

                  Throughout the year, the Federal Reserve (the Fed)
              aggressively lowered interest rates to stimulate the economy. After six cuts in the first half of the year, the Fed reduced short-term rates five more times in the second half. In total, the Federal Funds Rate fell from 6.50% to 1.75% in 2001, ending the year at its lowest level in 40 years. U.S. Treasury bills tracked the downward trend in rates, and the yield on the six-month Treasury bill, which began the year at 5.70%, fell to 1.79% at yearend. Despite unprecedented moves by the Fed and dramatic declines in short term rates, the economy remained sluggish. One positive result of the slowdown was a significant drop in the inflation rate, which fell to 1.6% for the year from 3.4% in 2000.

                     The Stock Market: Another Year of Correction

                  The performance of stocks in 2001 reflected the year's
              major economic and political challenges. The stock market delivered its worst two-year performance in decades, and the

 2
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              major averages lost ground for the second consecutive
              year. The Standard & Poor's 500 Index (S&P 500) had a total return of -11.9% after a loss of -9.1% the prior year. Once again, technology stocks were hurt the most by the ailing economy, and the NASDAQ Composite Index returned -20.8%, falling less than the -39.2% decline in 2000. The indexes hit their lows in late September following the terrorist attacks and then rebounded strongly in the fourth quarter, but not enough to end the year in positive territory. As the year progressed, it became apparent that the economic malaise in the U.S. had also spread overseas, and virtually all worldwide indexes finished the year with losses.

                  As the year ended, stocks still appeared to be
              expensive based on corporate earnings. Market forecasters were divided on when to expect a recovery in corporate profits, which was needed to fuel additional gains in the market. While many economists believed that the U.S. would emerge from recession sometime in 2002, most expected the recovery to be moderate. Even with a better economy, money managers were warning investors that it was unrealistic to expect a return to the extraordinary gains in stock prices of 20% or more seen annually in the latter half of the 1990's. While long-term returns from stocks have averaged approximately 10% per year, many investment professionals believed that near term gains might be lower, as the markets paused to digest the increases of the prior decade.

                         The Bond Market: A Good Year Overall

                  For the second year in a row, fixed-income securities
              outperformed stocks, as investors reacted to falling stock prices by increasing their exposure to bonds. The bond market, however, like the stock market, was exceptionally volatile. After rallying for most of the year, bond prices -- which move in the opposite direction from yields -- fell late in the year as the economy began to show signs of recovery. At yearend, prices and yields on long-term bonds were little changed, with the 10-year Treasury yielding 5.02% versus 5.11% at the beginning of the year.

                  High-quality corporate bonds and mortgages were the
              best performers, posting returns of better than 7% as investors sought value and higher yields. Low-quality corporate bonds (junk bonds) suffered from investors' unwillingness to take credit risks in the faltering economy, but ended the year with a gain. The U.S. Treasury sector, which led the fixed-income markets in 1999 and 2000, had another good year. Treasury prices were boosted by a strong flight to quality in the wake of the terrorist attacks, then retreated somewhat late in the year as investors, fearing an end to interest rate cuts by the Fed, took profits. Municipal bond prices were solid for most of the year, but weakened in the final months, similar to Treasuries.

                  As 2001 ended, the outlook remained positive for
              bonds, especially corporate and high-yield bonds which stood to benefit from a stronger economy. Most market professionals believed the Fed would be unlikely to raise interest rates as long as inflation stayed low and the job market remained soft. If the recovery is a mild one, as expected at yearend, the environment could continue to be favorable for the fixed-income markets.

                                                                               3
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                             Investing For The Long Term

                  As always, we encourage investors to take a long-term
              view of the markets. A long-term strategy and a diversified portfolio offer you the best ways to achieve your financial goals. Perhaps now is a good time to review your investments and your asset allocation to be sure they reflect your objectives and your tolerance for risk.

                  It also makes good sense to rebalance your portfolio
              periodically to keep it in line with your target asset allocation. In addition to maintaining the appropriate asset mix, rebalancing can also help you to "sell high and buy low," by reducing holdings that have appreciated and investing the proceeds in areas that may be undervalued. Your Atlas Representative can review your portfolio with you and help rebalance your investments as appropriate, based on changes in market value or in your financial goals.

                  The Investments You Want From The People You Trust

                  When you invest in any Atlas Fund, you don't pay one
              cent in sales charges. And as an added benefit, your Atlas no load funds come with the knowledge and expertise of an Atlas Representative. As an Atlas investor, you enjoy the kind of personal attention and professional advice that most other no load funds simply do not provide. For more complete information on charges and expenses that apply to an ongoing investment, ask your Representative for a prospectus, and read it carefully before you invest.

                  As a sister company of World Savings and a member of
              the $55 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and service you've come to expect from World. Just call us at 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment.

                  We appreciate the trust you've placed in Atlas. We
              look forward to serving you now and in the future.

              Sincerely,

              /S/ Marion O. Sandler
              Marion O. Sandler
              Chairman of the Board and Chief Executive Officer

 4
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Atlas Fund Discussions
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                  The following sections review portfolio strategies and
                  performance for the Atlas Funds for the year 2001. Of course, past performance is no guarantee of future results. Indexes used for comparison purposes are representative of the markets in which each fund invests, but may differ materially from a fund's portfolio. Indexes are unmanaged, do not include management expenses and cannot be invested in directly.

U.S. Government and Mortgage Securities Fund:

                  The U.S. Government and Mortgage Securities Fund was the best performing Atlas Fund for the year 2001, with a total return of 7.39%, placing it in the top 10% of General U.S. Government Funds for the past three years.(1) Throughout the year, the fund maintained a four-star rating from Morningstar for its risk-adjusted total return, placing it in the top third of 1,836 taxable bond funds at yearend.(2) The fund has continued to produce outstanding yields for investors, and on December 31, the 30-day yield was an attractive 5.40%.

                  The U.S. Government and Mortgage Securities Fund seeks high current income with minimal credit risk and invests primarily in long-term government agency mortgage-backed securities with the highest quality rating (AAA). During 2001, the fund benefited from strong demand for high quality government and government agency obligations. Continued buying by Fannie Mae and Freddie Mac provided support for mortgage prices, and additional funds moved into the mortgage-backed marketplace as investors sought higher yields than those offered by U.S. Treasuries. During 2001, the fund experienced strong cash inflows from new investors and from mortgage prepayments as homeowners refinanced their mortgages. New funds were invested primarily in 6% and 6 1/2% paper with the goal of maintaining yields and minimizing future prepayments.

---------------

                  (1) Lipper Analytical Services, Inc. is a leading
                      resource for performance data for the mutual fund industry. Lipper ranked the fund 24 out of 158 General U.S. Government Funds for total return for the year ended 12/31/01, 13 out of 138 funds for 3 years, 58 out of 117 funds for 5 years, and 21 out of 47 funds for 10 years.

                  (2) For each fund with at least a three-year history,
                      Morningstar calculates a Morningstar Rating(TM)
                      metric each month by subtracting the return on a
                      90-day Treasury Bill from the fund's load-adjusted
                      return for the same period, and then adjusting this
                      excess return for risk. The top 10% of funds in
                      each broad asset class receive 5 stars, the next
                      22.5% receive 4 stars, the next 35% receive 3
                      stars, the next 22.5% receive 2 stars, and the
                      bottom 10% receive 1 star. The Overall Morningstar
                      Rating for a fund is derived from a weighted
                      average of the performance figures associated with
                      its 3-, 5-, and 10-year (if applicable) Morningstar
                      Rating metrics. The U.S. Government and Mortgage Securities Fund was rated against the following numbers of U.S.-domiciled taxable bond funds over
                      the following time periods: 1,836 funds in the last
                      3 years, 1,360 funds in the last 5 years, and 445
                      funds in the last 10 years. With respect to these
                      taxable bond funds, the U.S. Government and
                      Mortgage Securities Fund received a Morningstar
                      Rating of 4 stars, 4 stars, and 4 stars for the 3-,
                      5-, and 10-year periods, respectively. The
                      California Municipal Bond Fund was rated against
                      1,647, 1,445, and 487 municipal bond funds for 3,
                      5, and 10 years and received 4 stars, 4 stars, and
                      3 stars. The Global Growth Fund was rated against
                      1,349 and 897 international equity funds for the
                      past 3 and 5 years and received 5 stars and 5
                      stars. (C) 2002 Morningstar, Inc. All Rights
                      Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed; and 3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert"
                      under the Securities Act of 1933.
                                                                               5
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Atlas Fund Discussions
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Municipal Bond Funds:

                  The National Municipal Bond Fund produced a total return of 4.79% for the year, outperforming the Lipper average return of 3.90% for General Municipal Debt Funds. The fund seeks high current income that is exempt from federal income tax,(3) and at yearend, the 30-day yield was 3.64%, for a tax equivalent yield of 5.98%.

                  The California Municipal Bond Fund returned 3.51% for 2001. On December 31, the fund was awarded a four-star rating from Morningstar, placing it in the top third of 1,647 municipal bond funds for risk-adjusted return.(2) Dividends from the fund are free from both federal and state income taxes.(3) The fund ended the year with a 30-day yield of 3.59% and a tax equivalent yield of 6.50%.

                  New issues of municipal bonds soared in 2001 to $286 billion, nearing the all-time record of $293 billion in 1993. Demand was strong for most of the year, with some weakness occurring in the last two months. Lower-rated investment-grade bonds were stronger performers than the top grades, and healthcare was the best performing sector. California bonds were weaker than those issued by other states, as the state's energy crisis and slowing economy led rating agencies to reduce credit ratings on state obligations from AA to A+.

                  Entering 2002, the funds' manager believed the supply of new issues would be heavy because of relatively low interest rates and declining tax receipts in the weak economy. However, supply was expected to be offset by strong demand from investors seeking a safe haven from the equity markets. As the year began, the Atlas municipal bond funds were positioned defensively. To limit exposure to municipalities with deteriorating finances, the manager was focusing on high credit quality, and he was reducing interest rate risk in preparation for a stronger economy.

Strategic Income Fund:

                  The Strategic Income Fund produced a total return of 4.45% in 2001, and ended the year with an attractive 30-day yield of 9.14%. The fund seeks high current income for investors and diversifies its assets among U.S. Government securities, foreign debt instruments and high-yield U.S. corporate bonds.

                  The investment environment in 2001 was a difficult one for high-yield and foreign bonds. The weak U.S. economy and terrorists attacks in September adversely affected the market for lower-grade, high-yield bonds. Foreign bonds were hurt by slowing economies in Europe and other developed countries, and fiscal problems in Argentina adversely impacted debt issued by emerging markets. During the latter half of the year, the fund's

---------------

                  (3) Some income or alternative minimum tax may apply.
 6
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Strategic Income Fund: (continued)

                  manager raised the overall credit quality of the portfolio by reducing high-yield and emerging market positions and increasing holdings of mortgage-backed securities.

                  Entering 2002, the fund's manager believed that economic conditions would improve, both at home and abroad. As a result, he was positive on high-yield and foreign debt and saw opportunities to purchase these instruments at bargain prices. These sectors were expected to benefit from continued low interest rates, low inflation, and even a modest recovery.

Balanced Fund:

                  The Atlas Balanced Fund had a negative return of -1.70% for the year, comparing favorably to the average return of -4.39% for Balanced Funds tracked by Lipper, and significantly outperforming the -11.9% loss for the S&P 500 Index. The fund invests in a diversified portfolio of stocks and government and investment grade corporate bonds, and its goals are long-term growth, current income and capital preservation.

                  The fund adopted a defensive posture early in the year. Consumer stocks generated the best returns in 2001 as mortgage refinancing and low-rate credit fueled consumer spending. After a strong performance in 2000, utility stocks declined, as did holdings in technology and communications. Strong gains in H&R Block, Fairchild Semiconductor, and Microsoft boosted the funds overall performance.

                  At yearend, the fund took profits in some of the stocks that had experienced run-ups and added to holdings in financials, consumer staples, and utilities, which had become quite cheap as a result of the problems at Enron. On December 31, the portfolio was invested 55% in stocks, 41% in bonds and 4% in cash, and fund managers were looking for opportunities to increase equity positions.

Emerging Growth Fund:

                  The Emerging Growth Fund lost -2.89%, substantially better than the Lipper average loss of -10.79% for Small-Cap Growth Funds. The fund looks for fast-growing companies with solid fundamentals and strong management teams, and it invests primarily in businesses with market capitalizations under $2.5 billion.

                  Sharply reduced levels of capital spending in 2001 presented a challenging environment for growth stocks in general and small-cap growth stocks in particular. In addition, stocks of small companies often react to external events such as September 11 with a great deal of volatility, but for most of the fund's holdings the impact of the attacks was temporary. In 2001, the portfolio's weakest performers were technology and consumer retail stocks, but the losses were largely offset by notable gains in several healthcare companies.

                                                                               7
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Atlas Fund Discussions
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Emerging Growth Fund: (continued)

                  As 2002 began, the fund's manager believed that price declines over the past year had created compelling opportunities among small-cap growth stocks for long-term investors. Estimated growth rates over the next few years were much higher for small companies than for large companies, and if realized, the higher growth potential would bode well for the performance of smaller stocks.

Global Growth Fund:

                  The Global Growth Fund lost -11.61% for the year, outperforming the Lipper average decline of -17.37% for Global Funds by a wide margin. On December 31, 2001, the fund was once again awarded a five-star rating by Morningstar, placing it in the top 10% of 1,349 international equity funds.(2) It has received this prestigious five-star award continuously every month since it first became eligible for a rating in April 1999.

                  The fund invests in stocks of growth-oriented companies in the U.S. and abroad, focusing on businesses that stand to benefit from one or more key trends: mass affluence, new technologies, restructuring, and aging populations. The year 2001 was a challenging one for markets around the world, and for the first time in almost two decades we entered a global recession. The best performers for the year were value stocks, defensive industries such as healthcare, and emerging markets. Among the countries that suffered the most was Japan, where the already vulnerable economy was particularly hard hit by the slowdown in technology spending.

                  For 2002, the fund manager believed the U.S. economy would strengthen, particularly in the technology area, as personal computers and software enter new product cycles and sales abroad continue to grow. He also expected small-cap stocks and emerging countries to do well and believed that overseas markets might slightly outperform the U.S. Entering the year, the portfolio was invested in defensive consumer stocks, healthcare, technology stocks, and selected restructuring opportunities in financial and energy companies.

S&P 500 Index Fund:

                  The S&P 500 Index Fund fell -12.36% for the year, in line with the -11.9% return for the Standard & Poor's 500 Index, which the fund tracks. The fund attempts to match, as closely as possible, the risk and return of the Index, and enables investors to own a stock portfolio comprised of five hundred of the largest U.S. companies.(4)

---------------

                  (4) The S&P 500 Index Fund invests all of its assets in
                      a separate fund, the Master Portfolio, which has the same investment objective. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "500" are
                      trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.
 8
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S&P 500 Index Fund: (continued)

                  Most of the industry sectors within the S&P 500 Index posted negative returns for the year. The biggest declines were in the utilities sector, down -30.38%, and the information technology sector, off -25.61%. Telecommunications and energy also fell -12.24% and -10.47% respectively. Gains were experienced by consumer discretionary stocks, up 1.74%, and materials, which returned 3.34%. Among the Index's top ten holdings, Microsoft gained 52.74% and IBM was up 43.00%. Among the losers were General Electric, down -15.07%, and Pfizer, with a loss of -12.49%.

                  Index funds usually lag the index they track, primarily because of fund expenses. To keep costs down, the adviser is currently absorbing all expenses over 0.50%. Without expense waivers and reimbursements, the fund's total return would have been lower.

Growth and Income Fund:

                  The Growth and Income Fund fell -13.79% for the year, compared to the Lipper average loss of -22.95% for Large-Cap Growth Funds, placing it in the top 8% of its peer group.(5) The fund seeks long-term growth by investing primarily in a mix of growth stocks and value-oriented stocks that trade at attractive prices.

                  In a challenging investment environment during 2001, the fund emphasized companies that have exhibited consistent, dependable earnings growth, rather than what have traditionally been the fastest-growing businesses. Because of this strategy, the fund reduced technology holdings by almost two-thirds, limiting technology-related losses, and invested in financial stocks with more predictable earnings. On the value side, fund managers focused on cyclical companies they believed to be well positioned for upturns in a stronger economy, finding opportunities in the capital goods sector. Other areas of interest were healthcare and pharmaceuticals.

                  Looking ahead, the fund's managers believed that the markets might remain volatile near term as long as investors are uncertain about the strength and timing of the recovery. However, their longer-term outlook on the U.S. economy remained positive.

Strategic Growth Fund:

                  The Strategic Growth Fund's focus on growth stocks worked against it in the past year, which proved to be one of the most severe in recent history for growth investors. While technology and telecommunications stocks led the downturn, almost every industry sector suffered. The fund experienced a return for the year of -28.59%.

---------------

                  (5) Lipper Analytical Services, Inc. ranked the fund 61
                      out of 838 Large-Cap Growth Funds for total return
                      for the year ended 12/31/01, 65 out of 308 funds
                      for 5 years, and 21 out of 87 funds for 10 years.
                                                                               9
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Atlas Fund Discussions
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Strategic Growth Fund: (continued)

                  The fund focused on stocks that the manager believed offered good growth potential at a reasonable price. He emphasized companies with a track record of steady earnings and good prospects for maintaining those earnings in a slowing economy. In the financial arena, the fund achieved good results from defensive investments in government-sponsored agencies, such as Fannie Mae and Freddie Mac. Other positions were in cable companies, whose subscription rates tend to remain strong in economic downturns, and healthcare and drug stocks.

                  The fund's manager saw more favorable prospects for growth in 2002. Falling interest rates, lower inventories, and reduced pressure on pricing could create a more hospitable environment for growth stocks. However, until a recovery is more clearly at hand, the plan was to balance the portfolio between companies that could benefit from an upturn, such as technology, and more defensive positions in consumer stocks, financials, and healthcare.

Money Funds:

                  Atlas money funds continued to provide investors with money market returns, after-tax advantages, and stability of principal. Although money funds are not FDIC-insured or government guaranteed and it is possible to lose money on your investment, they are managed to maintain a stable $1 share price.

                  The U.S. Treasury Money Fund produced a total return of 3.32% in 2001 by investing exclusively in top quality U.S. Treasury obligations that are backed by the full faith and credit of the U.S. Government. Income generated by the fund is 100% exempt from state and local taxes. On December 31, 2001, the fund's 7-day yield was 1.19%.

                  The National Municipal Money Fund provided a tax-exempt total return of 2.15%, and the California Municipal Money Fund realized a double tax-free return of 1.93%.(6) At yearend, the funds' 7-day yields were 1.15% and 1.12% respectively, for maximum tax equivalent yields of 1.89% and 2.03%. The Atlas municipal money funds purchase only the highest quality short-term municipal securities and favor those that are backed by letters of credit, pre-refunding, or private insurance.

---------------

                  (6) Some income or alternative minimum tax may apply.
 10
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Atlas Stock and Bond Fund Total Returns      for periods ended December 31, 2001
--------------------------------------------------------------------------------

                                                                         Class A Shares
                                         ------------------------------------------------------------------------------
                                                                                         10 Years or Since Inception
                                              1 Year                5 Years            --------------------------------
                                         ----------------       ----------------                          inception
                                                %                      %                     %              date
-----------------------------------------------------------------------------------------------------------------------
Stock Funds:
Balanced                                       (1.70)                 2.55                  6.04           9/30/93
----------------------------------------
Emerging Growth                                (2.89)                 N.A.                  8.61           4/30/97
----------------------------------------
Global Growth                                 (11.61)                15.49                 15.62           4/30/96
----------------------------------------
Growth and Income                             (13.79)                11.41                 11.73*          12/5/90
----------------------------------------
S&P 500 Index                                 (12.36)                10.16                 13.26            7/2/93
----------------------------------------
Strategic Growth                              (28.59)                 4.99                  9.23           9/30/93
----------------------------------------

Bond Funds:
California
Municipal Bond                                  3.51                  4.98                  5.77*          1/24/90
----------------------------------------
National
Municipal Bond                                  4.79                  4.94                  5.86*          1/24/90
----------------------------------------
Strategic Income                                4.45                  4.37                  5.46           5/20/96
----------------------------------------
U.S. Government
and Mortgage
Securities                                      7.39                  6.41                  6.32*          1/19/90
----------------------------------------

* 10-year return

The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expenses.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

Comparing Atlas Fund Performance to the Market
--------------------------------------------------------------------------------

AS ALWAYS, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our funds' portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable.

Balanced Fund
[Balanced Fund Line Graph]

                                                                                STANDARD & POOR'S
                                                                             COMPOSITE INDEX OF 500     LEHMAN BROTHERS AGGREGATE
                                                   ATLAS BALANCED FUND               STOCKS                    BOND INDEX
                                                   -------------------       ----------------------     -------------------------
9/93                                                    10000.00                    10000.00                    10000.00
12/94                                                    9752.00                    10367.00                     9713.00
12/95                                                   12362.00                    14259.00                    11508.00
12/96                                                   14316.00                    17549.00                    11924.00
12/97                                                   17569.00                    23397.00                    13079.00
12/98                                                   19084.00                    30088.00                    14213.00
12/99                                                   18093.00                    36420.00                    14094.00
12/00                                                   16516.00                    33110.00                    15733.00
12/01                                                   16236.00                    29186.00                    17062.00

Emerging Growth Fund
               [Emerging Growth Fund Line Graph]

                                                                 ATLAS EMERGING GROWTH FUND             RUSSELL 2000 INDEX
                                                                 --------------------------             ------------------
4/97                                                                      10000.00                           10000.00
6/97                                                                      12440.00                           11589.00
                                                                          13870.00                           13313.00
12/97                                                                     13000.00                           12867.00
                                                                          14620.00                           14160.00
6/98                                                                      14110.00                           13499.00
                                                                          11450.00                           10779.00
12/98                                                                     13750.00                           12538.00
                                                                          12210.00                           11858.00
6/99                                                                      12630.00                           13701.00
                                                                          12870.00                           12835.00
12/99                                                                     19618.00                           15203.00
                                                                          21497.00                           16280.00
6/00                                                                      18334.00                           15666.00
                                                                          18470.00                           15839.00
12/00                                                                     15149.00                           14745.00
                                                                          11151.00                           13785.00
6/01                                                                      15463.00                           15754.00
                                                                          11025.00                           12481.00
12/01                                                                     14711.00                           15112.00

Global Growth Fund
[Global Growth Fund Line Graph]

                                                                                                      MORGAN STANLEY CAPITAL
                                                                  ATLAS GLOBAL GROWTH FUND          INTERNATIONAL WORLD INDEX
                                                                  ------------------------          -------------------------
4/96                                                                      10000.00                           10000.00
12/96                                                                     11089.00                           10687.00
6/97                                                                      13071.00                           12357.00
12/97                                                                     13789.00                           12422.00
6/98                                                                      15821.00                           14515.00
12/98                                                                     16022.00                           15506.00
6/99                                                                      17903.00                           16854.00
12/99                                                                     24970.00                           19436.00
6/00                                                                      27276.00                           18963.00
12/00                                                                     25780.00                           16922.00
6/01                                                                      23711.00                           15171.00
12/01                                                                     22787.00                           14127.00

Growth and Income Fund
               [Growth and Income Fund Line Graph]

                                                                                                STANDARD & POOR'S COMPOSITE INDEX
                                                               ATLAS GROWTH AND INCOME FUND               OF 500 STOCKS
                                                               ----------------------------     ---------------------------------
12/90                                                                    10000.00                           10000.00
12/91                                                                    13815.00                           13040.00
12/92                                                                    14008.00                           14031.00
12/93                                                                    15465.00                           15441.00
12/94                                                                    15273.00                           15644.00
12/95                                                                    20321.00                           21516.00
12/96                                                                    24418.00                           26448.00
12/97                                                                    30845.00                           35263.00
12/98                                                                    38813.00                           45347.00
12/99                                                                    51122.00                           54890.00
12/00                                                                    48619.00                           49902.00
12/01                                                                    41915.00                           43987.00

* The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expenses.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

--------------------------------------------------------------------------------

S&P 500 Index Fund*
[S&P 500 Index Fund* Line Graph]

                                                                                                STANDARD & POOR'S COMPOSITE INDEX
                                                                 ATLAS S&P 500 INDEX FUND                 OF 500 STOCKS
                                                                 ------------------------       ---------------------------------
7/2/93                                                                    10000                               10000
12/31/93                                                                  10557                               10598
12/31/94                                                                  10615                               10737
12/31/95                                                                  14526                               14767
12/31/96                                                                  17772                               18156
12/31/97                                                                  23597                               24211
12/31/98                                                                  30234                               31130
12/31/99                                                                  36378                               37680
12/31/00                                                                  32909                               34250
12/31/01                                                                  28841                               30183

Strategic Growth Fund
               [Strategic Growth Fund Line Graph]

                                                                                                STANDARD & POOR'S COMPOSITE INDEX
                                                               ATLAS STRATEGIC GROWTH FUND                OF 500 STOCKS
                                                               ---------------------------      ---------------------------------
9/93                                                                      10000                               10000
12/94                                                                     10165                               10367
12/95                                                                     13128                               14259
12/96                                                                     16242                               17549
12/97                                                                     20609                               23397
12/98                                                                     22922                               30088
12/99                                                                     32117                               36420
12/00                                                                     29019                               33110
12/01                                                                     20723                               29186

California Municipal Bond Fund

[California Municipal Bond Fund Line Graph]

                                                              ATLAS CALIFORNIA MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                              -------------------------------     ------------------------------
1/90                                                                      10000.00                           10000.00
12/90                                                                     10902.00                           10780.00
12/91                                                                     12268.00                           12089.00
12/92                                                                     13232.00                           13154.00
12/93                                                                     15020.00                           14770.00
12/94                                                                     14145.00                           14006.00
12/95                                                                     16232.00                           16452.00
12/96                                                                     16866.00                           17180.00
12/97                                                                     18210.00                           18761.00
12/98                                                                     19292.00                           19977.00
12/99                                                                     18428.00                           19564.00
12/00                                                                     20778.00                           21847.00
12/01                                                                     21507.00                           22969.00

National Municipal Bond Fund
               [National Municipal Bond Fund Line Graph]

                                                               ATLAS NATIONAL MUNICIPAL BOND      LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                               -----------------------------      ------------------------------
1/90                                                                      10000.00                           10000.00
12/90                                                                     10852.00                           10780.00
12/91                                                                     12287.00                           12089.00
12/92                                                                     13389.00                           13154.00
12/93                                                                     15182.00                           14770.00
12/94                                                                     14361.00                           14006.00
12/95                                                                     16481.00                           16452.00
12/96                                                                     17071.00                           17180.00
12/97                                                                     18532.00                           18761.00
12/98                                                                     19589.00                           19977.00
12/99                                                                     18637.00                           19564.00
12/00                                                                     20733.00                           21847.00
12/01                                                                     21726.00                           22969.00

Strategic Income Fund

[Strategic Income Fund Line Graph]

                                                                            LEHMAN BROTHERS AGGREGATE    SALOMON BROTHERS WORLD
                                              ATLAS STRATEGIC INCOME FUND          BOND INDEX             GOVERNMENT BOND INDEX
                                              ---------------------------   -------------------------    ----------------------
5/96                                                    10000.00                    10000.00                    10000.00
12/96                                                   10975.00                    10630.00                    10601.00
6/97                                                    11436.00                    10961.00                    10471.00
12/97                                                   12026.00                    11660.00                    10627.00
6/98                                                    12428.00                    12116.00                    10922.00
12/98                                                   12511.00                    12671.00                    12252.00
6/99                                                    12499.00                    12496.00                    11374.00
12/99                                                   12752.00                    12565.00                    11729.00
6/00                                                    12894.00                    13065.00                    11733.00
12/00                                                   12969.00                    14026.00                    11917.00
6/01                                                    13108.00                    14533.00                    11372.00
12/01                                                   13545.00                    15210.00                    11797.00

U.S. Government and Mortgage Securities Fund
               [U.S. Government and Mortgage Securities Fund Line Graph]

                                                                 ATLAS U.S. GOVERNMENT AND        LEHMAN BROTHERS U.S. MORTGAGE-
                                                                  MORTGAGE SECURITIES FUND           BACKED SECURITIES INDEX
                                                                 -------------------------        ------------------------------
1/90                                                                      10000.00                           10000.00
12/90                                                                     11124.00                           11151.00
12/91                                                                     12852.00                           12903.00
12/92                                                                     13860.00                           13800.00
12/93                                                                     14898.00                           14744.00
12/94                                                                     14406.00                           14507.00
12/95                                                                     16640.00                           16944.00
12/96                                                                     17389.00                           17851.00
12/97                                                                     18824.00                           19544.00
12/98                                                                     19966.00                           20906.00
12/99                                                                     20045.00                           21293.00
12/00                                                                     22092.00                           23670.00
12/01                                                                     23725.00                           25615.00

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Balanced Fund
--------------------------------------------------------------------
                                         shares or          value
                                        face amount       (note 1)
                                        -----------      -----------
COMMON STOCKS - 54.68%
  Automotive - .63%
   Gentex Corp. (b)...................      10,000       $   267,300
  Bank Holding Companies - 2.18%
   Bank of America Corp...............       3,000           188,850
   FleetBoston Financial Corp.........      10,000           365,000
   J.P. Morgan Chase & Co.............      10,000           363,500
  Beverages - 1.27%
   PepsiCo, Inc.......................      11,000           535,590
  Broadcasting - 1.15%
   Clear Channel Communications, Inc.
   (b)................................       5,000           254,550
   General Motors Corp., Cl. H (b)....      15,000           231,750
  Broker - Dealers - 1.10%
   Schwab (Charles) Corp..............      30,000           464,100
  Cable Television - 1.66%
   Comcast Corp., Cl. A Special.......       8,000           288,000
   EchoStar Communications Corp., Cl.
   A (b)..............................      15,000           412,050
  Chemicals - 1.14%
   Eastman Chemical Co................       9,000           351,180
   IMC Global, Inc....................      10,000           130,000
  Commercial Finance - .45%
   Convergys Corp. (b)................       5,000           187,450
  Communication Equipment - 2.05%
   Cisco Systems, Inc. (b)............      16,000           289,760
   Nokia Corp., Sponsored ADR, A
   Shares.............................       7,000           171,710
   QUALCOMM, Inc. (b).................       8,000           404,000
  Computer Hardware - 1.57%
   EMC Corp. (b)......................      12,000           161,280
   SanDisk Corp. (b)..................       5,000            72,000
   Sun Microsystems, Inc. (b).........      14,000           172,200
   Taiwan Semiconductor Manufacturing
   Co. Ltd., ADR (b)..................      15,000           257,550
  Computer Software - 3.59%
   AOL Time Warner, Inc. (b)..........      13,000           417,300
   Check Point Software Technologies
   Ltd. (b)...........................       3,000           119,670
   McData Corp., Cl. A (b)............      10,000           245,000
   Microsoft Corp. (b)................       7,000           463,750
   Oracle Corp. (b)...................       8,000           110,480
   Sybase, Inc. (b)...................      10,000           157,600
  Consumer Finance - .31%
   Freddie Mac........................       2,000           130,800
  Consumer Services - .74%
   H&R Block, Inc.....................       7,000           312,900
  Diversified Financial - 2.66%
   Boston Properties, Inc.............       6,000           228,000
   Citigroup, Inc.....................      10,000           504,800
   FelCor Lodging Trust, Inc. (b).....      10,000           167,100
   Prudential Financial, Inc. (b).....       6,600           219,054
  Drugs/Bio-pharmaceuticals - 2.51%
   Amgen, Inc.........................       9,000           507,960
   IDEC Pharmaceuticals Corp. (b).....       8,000           551,440
  Electric Utilities - 1.09%
   AES Corp. (The) (b)................       8,000           130,800
   Calpine Corp. (b)..................      10,000           167,900
   Mirant Corp. (b)...................      10,000           160,200
  Electrical Equipment - .78%
   General Electric Co................       5,000           200,400
   Symbol Technologies, Inc...........       8,000           127,040

Atlas Balanced Fund
(continued)
--------------------------------------------------------------------
                                         shares or          value
                                        face amount       (note 1)
                                        -----------      -----------
  Electronics - 2.48%
   Analog Devices, Inc. (b)...........       5,000       $   221,950
   Atmel Corp. (b)....................      20,000           147,400
   Cypress Semiconductor Corp. (b)....       6,000           119,580
   Fairchild Semiconductor
   International, Cl. A (b)...........       6,000           169,200
   Waters Corp. (b)...................      10,000           387,500
  Energy Services - .48%
   Cooper Cameron Corp. (b)...........       5,000           201,800
  Entertainment - .84%
   Viacom, Inc., Cl. B (b)............       8,000           353,200
  Environmental - .61%
   Waste Management, Inc. (b).........       8,000           255,280
  Food - .64%
   Aramark Corp. (b)..................      10,000           269,000
  Food & Drug Retailers - .56%
   Walgreen Co........................       7,000           235,620
  Health Care/Drugs - 3.04%
   Bristol-Myers Squibb Co............       5,000           255,000
   Elan Corp. plc, ADR (b)............      10,000           450,600
   Pfizer, Inc........................      10,000           398,500
   Schering-Plough Corp...............       5,000           179,050
  Health Care/Supplies & Services - 1.13%
   Beckman Coulter, Inc...............       5,000           221,500
   Medtronic, Inc.....................       5,000           256,050
  Hotel/Gaming - .53%
   Starwood Hotels & Resorts
   Worldwide, Inc.....................       7,500           223,875
  Human Health Care - .59%
   Anthem, Inc. (b)...................       5,000           247,500
  Information Technology - .75%
   First Data Corp....................       4,000           313,800
  Insurance - 3.19%
   American International Group,
   Inc................................       8,000           635,200
   Hartford Financial Services Group,
   Inc................................       9,000           565,470
   Principal Financial Group (The)
   (b)................................       6,000           144,000
  Leisure - .77%
   Harley-Davidson, Inc...............       6,000           325,860
  Manufacturing - 5.33%
   Dover Corp.........................      10,000           370,700
   Flextronics International Ltd.
   (b)................................      15,000           359,850
   Honeywell International, Inc.......       8,000           270,560
   Mettler-Toledo International, Inc.
   (b)................................       6,000           311,100
   Sanmina Corp. (b)..................       5,000            99,500
   Tyco International Ltd.............      12,000           706,800
   United Technologies Corp...........       2,000           129,260
  Oil - International - 1.33%
   TotalFinaElf SA, Sponsored ADR.....       8,000           561,920
  Paper - 1.05%
   International Paper Co.............      11,000           443,850
  Publishing - .60%
   News Corp. Ltd. (The), Sponsored
   ADR................................       8,000           254,480
  Shipping - .99%
   FedEx Corp. (b)....................       8,000           415,040
  Specialty Retailing - 2.25%
   BJ's Wholesale Club, Inc. (b)......      10,000           441,000
   RadioShack Corp....................      10,000           301,000
   Toys 'R' Us, Inc. (b)..............      10,000           207,400
  Telecommunications - Long Distance - .95%
   BroadWing, Inc. (b)................      20,000           190,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Balanced Fund
(continued)
--------------------------------------------------------------------
                                         shares or          value
                                        face amount       (note 1)
                                        -----------      -----------
   Qwest Communications International,
   Inc................................       5,000       $    70,650
   WorldCom, Inc. - WorldCom Group
   (b)................................      10,000           140,800
  Wireless - 1.69%
   Amdocs Ltd. (b)....................       7,000           237,790
   Nextel Communications, Inc., Cl. A
   (b)................................      20,000           219,200
   Vodafone Group plc, Sponsored
   ADR................................      10,000           256,800
                                                           ---------
  Total Common Stocks (cost: $25,974,962)                 23,054,649
                                                           ---------
CORPORATE BONDS AND NOTES - 14.88%
  Banks - 1.24%
   Oversea-Chinese Banking Corp. Ltd.,
   7.75% Nts. due 09/06/2011..........  $  500,000           521,961
  Consumer Services - 1.19%
   PHH Corp., 8.125% Nts. due
   2/03/03............................  $  500,000           499,874
  Diversified Financial - 3.08%
   Brascan Corp., 8.125% Nts. due
   12/15/08...........................  $  250,000           249,433
   CIT Group, Inc. (The), 7.375%
   Unsec. Unsub. Nts. due 3/15/03.....  $1,000,000         1,050,665
  Electric Utilities - .97%
   PSEG Energy Holdings, 8.625% Sr.
   Nts. due 2/15/08...................  $  200,000           203,273
   Teco Energy, Inc., 7.20% Unsec.
   Unsub. Nts. due 5/01/11............  $  200,000           207,652
  Gas Utilities - 1.17%
   AGL Capital Corp., 7.125% Sr.
   Unsec. Nts. due 1/14/11............  $  500,000           493,915
  Homebuilders - 1.17%
   Pulte Corp., 8.125% Sr. Unsec. Nts.
   due 3/01/11........................  $  500,000           494,018
  Railroads & Trucking - 1.48%
   Union Pacific Corp., Series E,
   6.39% Medium-Term Nts. due
   11/01/04...........................  $  600,000           623,722
  Real Estate - 1.22%
   CPG Partners, LP, 8.25% Unsec. Nts.
   due 2/01/11........................  $  300,000           303,695
   Shurgard Storage Centers, Inc.,
   7.50% Sr. Unsec. Nts. due
   4/25/04............................  $  200,000           210,222
  Telecommunications - Long Distance - 2.92%
   Cable & Wire Optus Ltd., 8.125%
   Nts. due 6/15/09 (a)...............  $  300,000           328,801
   Calpoint Receivable Strip Trust
   2001, 7.44% Bonds due 12/10/06
   (a)................................  $  500,000           481,775
   Teleglobe, Inc., 7.70% Unsec. Debs.
   due 7/20/29........................  $  500,000           419,953
  Wireless - .44%
   VoiceStream Wireless Corp., 10.375%
   Sr. Unsec. Nts. due 11/15/09.......  $  162,000           183,870
                                                           ---------
  Total Corporate Bonds and Notes (cost:
   $6,231,813)                                             6,272,829
                                                           ---------
MORTGAGE-BACKED OBLIGATIONS - 17.58%
  Federal National Mortgage Assn., 6%
    due 2/25/30.......................  $4,000,000         3,911,240
  Federal National Mortgage Assn.,
    6.50% due 1/25/28.................  $3,500,000         3,500,000
                                                           ---------
  Total Mortgage-Backed Obligations (cost:
   $7,359,219)                                             7,411,240
                                                           ---------

Atlas Balanced Fund
(continued)
--------------------------------------------------------------------
                                         shares or          value
                                        face amount       (note 1)
                                        -----------      -----------
UNITED STATES TREASURY NOTES - 8.52%
  5% due 8/15/11......................  $  440,000       $   438,623
  5.75% due 11/15/05..................  $2,310,000         2,439,568
  6.75% due 5/15/05...................  $  655,000           712,109
                                                           ---------
  Total U.S. Treasury Notes (cost: $3,505,924)             3,590,300
                                                           ---------
SHORT-TERM SECURITIES - 21.68%
  Triparty Repurchase Agreement dated
  December 31, 2001 with Salomon Smith
  Barney, Inc., effective yield of
  .60%, due January 2, 2002,
  collateralized by U.S. Treasury
  Bonds, 5.50%, August 15, 2028 with a
  value of $9,325,255.................  $9,140,197         9,140,197
                                                           ---------
  Total Short-Term Securities (cost: $9,140,197)           9,140,197
                                                           ---------
TOTAL SECURITIES (COST: $52,212,115) - 117.34%            49,469,215
OTHER ASSETS AND LIABILITIES, NET - (17.34)%              (7,309,765)
                                                           ---------
NET ASSETS - 100.00%                                     $42,159,450
                                                           ---------
                                                           ---------

Atlas Emerging Growth Fund
---------------------------------------------------------------------
                                       shares or            value
                                     face amount(i)        (note 1)
                                     --------------      ------------
COMMON STOCKS - 98.63%
  Bank Holding Companies - 1.17%
   Boston Private Financial
   Holdings, Inc...................        12,500        $    275,875
  Broker-Dealers - 1.31%
   Doral Financial Corp............         9,900             308,979
  Chemicals - 1.04%
   Visionics Corp. (b).............        17,000             245,310
  Communication Equipment - 3.78%
   Concurrent Computer Corp. (b)...        10,000             148,500
   ECtel Ltd. (b)..................        15,000             259,800
   Finisar Corp. (b)...............        10,800             109,836
   OSI Systems, Inc. (b)...........        10,000             182,400
   Powerwave Technologies, Inc.
   (b).............................        11,000             190,080
  Computer Hardware - 4.73%
   EMCORE Corp. (b)................        15,000             201,750
   Microsemi Corp. (b).............         3,000              89,100
   Microtune, Inc. (b).............        18,400             431,664
   Read-Rite Corp. (b).............        40,400             267,044
   Western Digital Corp. (b).......        20,000             125,400
  Computer Software - 9.63%
   Catapult Communications Corp.
   (b).............................        10,000             260,600
   Chordiant Software, Inc. (b)....        32,200             254,702
   Informatica Corp. (b)...........        16,000             232,160
   Manhattan Associates, Inc.
   (b).............................         8,000             233,200
   McDATA Corp., Cl. A (b).........        10,000             245,000
   Micromuse, Inc. (b).............        12,000             180,000
   Precise Software Solutions Ltd.
   (b).............................        21,300             440,058
   Secure Computing Corp. (b)......        10,000             205,500
   Support.com, Inc. (b)...........        35,000             219,450
  Consumer Services - 1.63%
   AmeriPath, Inc. (b).............        12,000             384,120

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Emerging Growth Fund
(continued)
---------------------------------------------------------------------
                                       shares or            value
                                     face amount(i)        (note 1)
                                     --------------      ------------
Drugs/Bio-pharmaceuticals - .33%
   American Pharmaceutical
   Partners, Inc. (b)..............         3,700        $     76,960
  Durable Household Goods - .69%
   Recoton Corp. (b)...............        12,000             163,200
  Education - 4.84%
   Career Education Corp. (b)......        12,000             411,360
   Corinthian Colleges, Inc. (b)...         4,000             163,560
   Education Management Corp.
   (b).............................         8,800             319,000
   SmartForce plc, Sponsored ADR
   (b).............................        10,000             247,500
  Electronics - 16.60%
   Aeroflex, Inc. (b)..............        18,000             340,740
   Alpha Industries, Inc. (b)......        16,200             353,160
   ASM International NV (b)........        14,000             273,140
   Exar Corp. (b)..................         9,000             187,650
   FLIR Systems, Inc. (b)..........         9,100             345,072
   Genesis Microchip, Inc. (b).....         4,200             277,704
   Integrated Circuit Systems, Inc.
   (b).............................        16,000             361,440
   InterCept Group, Inc. (The)
   (b).............................         6,000             245,400
   Kopin Corp. (b).................        12,300             172,200
   Monolithic System Technology,
   Inc. (b)........................         8,100             166,860
   O2Micro International Ltd.
   (b).............................        16,500             396,825
   Pemstar, Inc. (b)...............        13,700             164,400
   Pericom Semiconductor Corp.
   (b).............................        10,700             155,150
   QLogic Corp. (b)................         2,500             111,275
   Sage, Inc. (b)..................         5,400             200,178
   Zoran Corp. (b).................         5,000             163,200
  Entertainment - 1.71%
   BAM! Entertainment, Inc. (b)....        18,800             156,228
   THQ, Inc. (b)...................         5,100             247,197
  Environmental - .65%
   Stericycle, Inc. (b)............         2,500             152,200
  Health Care/Drugs - 7.47%
   Antigenics, Inc. (b)............         8,000             131,200
   CIMA Labs, Inc. (b).............         7,000             253,050
   Integra LifeSciences Holdings
   Corp. (b).......................        12,900             339,786
   Nuerocrine Biosciences, Inc.
   (b).............................         6,900             354,039
   Pharmaceutical Resources, Inc.
   (a)(b)(f).......................         6,300             202,293
   Pharmaceutical Resources, Inc.
   (b).............................         7,500             253,500
   Serologicals Corp. (b)..........        10,600             227,900
  Health Care/Drugs - Other - 5.37%
   First Horizon Pharmaceutical
   Corp. (b).......................        12,150             357,089
   ILEX Oncology, Inc. (b).........        12,700             343,408
   Sicor, Inc. (b).................        15,400             241,472
   Taro Pharmaceutical Industries
   Ltd. (b)........................         8,100             323,595
  Health Care/Supplies & Services - 5.13%
   Bioject Medical Technologies,
   Inc. (b)........................        15,600             196,404
   D&K Healthcare Resources,
   Inc. ...........................         3,000             170,850
   DIANON Systems, Inc. (b)........         6,000             364,800
   MedAmicus, Inc. (b).............        15,500             241,180
   Med-Design Corp. (The) (b)              12,000             236,400
  Hotel/Gaming - 4.48%
   Alliance Gaming Corp. (b).......        14,000             411,460
   Ameristar Casinos, Inc. (b).....        11,900             298,095

Atlas Emerging Growth Fund
(continued)
---------------------------------------------------------------------
                                       shares or            value
                                     face amount(i)        (note 1)
                                     --------------      ------------
   Argosy Gaming Co. (b)...........         6,000        $    195,120
   Penn National Gaming, Inc.
   (b).............................         5,000             151,700
  Human Health Care - 1.35%
   Advanced Neuromodulation
   Systems, Inc. (b)...............         9,000             317,250
  Information Technology - 10.40%
   CACI International, Inc., Cl. A
   (b).............................         8,000             315,880
   ChipPAC, Inc. (b)...............        47,300             350,966
   Dynamics Research Corp. (b).....         7,800             140,010
   Emulex Corp. (b)................         8,700             343,737
   Overture Services, Inc. (b).....         8,600             304,698
   Stellent, Inc. (b)..............        15,700             464,092
   Tier Technologies, Inc., Cl. B
   (b).............................         9,200             198,352
   Virage Logic Corp. (b)..........         7,000             134,610
   WebEx Communications, Inc.
   (b).............................         8,000             198,800
  Leisure - 2.78%
   Action Performance Cos., Inc.
   (b).............................        11,000             336,710
   Activision, Inc. (b)............        12,250             318,622
  Life Science Suppliers/Services -- .61%
   Therasense, Inc. (b)............         5,800             143,840
  Manufacturing - 3.49%
   Applied Films Corp. (b).........        10,000             312,500
   Entegris, Inc. (b)..............        18,000             197,280
   Global Sports, Inc. (b).........        15,700             313,215
  Special Purpose Financial - 1.14%
   American Capital Strategies Ltd.
   (b).............................         9,500             269,325
  Specialty Retailing - 4.97%
   Electronics Boutique Holdings
   Corp. (b).......................         8,300             331,502
   Fred's, Inc. ...................         7,500             307,200
   MCSi, Inc. (b)..................        15,500             363,475
   Movie Gallery, Inc. (b).........         7,000             170,520
  Telecommunications - Long Distance - .88%
   Intrado, Inc. (b)...............         7,700             206,360
  Telephone - Utility - .81%
   RMH Teleservices, Inc. (b)......        10,000             191,000
  Wireless - 1.64%
   AirGate PCS, Inc. (b)...........         3,900             177,645
   UbiquiTel, Inc. (b).............        28,000             208,600
                                                           ----------
   Total Common Stocks (cost: $19,227,294)                 23,251,657
                                                           ----------
SHORT-TERM SECURITIES - 1.44%
  Triparty Repurchase Agreement
   date December 31, 2001 with
   Salomon Smith Barney, Inc.,
   effective yield of .60%, due
   January 2, 2002, collateralized
   by U.S. Treasury Bonds, 5.50%,
   August 15, 2028 with a value of
   $353,612........................   $   340,266             340,266
                                                           ----------
  Total Short-Term Securities (cost: $340,266)                340,266
                                                           ----------
TOTAL SECURITIES (COST: $19,567,560) - 100.07%             23,591,923
OTHER ASSETS AND LIABILITIES, NET - (.07)%                    (18,157)
                                                           ----------
NET ASSETS - 100.00%                                     $ 23,573,766
                                                           ----------
                                                           ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Global Growth Fund
--------------------------------------------------------------------
                                        shares or         value(p)
                                       face amount        (note 1)
                                       -----------      ------------
COMMON STOCKS - 95.10%
  Aerospace/Defense - 1.39%
   Empresa Brasileira de Aeronautica
   SA (Embraer), ADR.................      46,800       $  1,035,684
   Raytheon Co.......................      17,400            564,978
  Air Transportation - 1.34%
   Bombardier, Inc., Cl. B...........     148,800          1,538,086
  Auto Parts & Equipment - .54%
   Valeo SA..........................      15,600            622,353
  Automotive - 3.09%
   Porsche AG, Preferred (b).........       9,312          3,553,266
  Banks - 5.50%
   Australia & New Zealand Banking
   Group Ltd.........................     197,600          1,801,110
   Bank One Corp.....................      53,400          2,085,270
   Royal Bank of Scotland
   Group plc (The)...................      54,361          1,322,200
   Wachovia Corp.....................      35,600          1,116,416
  Beverages - 3.39%
   Cadbury Schweppes plc.............     337,250          2,148,817
   Companhia de Bebidas das Americas,
   ADR...............................      32,800            665,512
   Fomento Economico Mexicano, SA de
   CV, UBD...........................     167,900            575,024
   Grupo Modelo, SA de CV, Series
   C.................................     225,800            506,108
  Broadcasting - 2.85%
   Grupo Televisa SA, Sponsored GDR
   (b)...............................      22,870            987,527
   Sirius Satellite Radio, Inc.
   (b)...............................      29,500            343,085
   Television Broadcasts Ltd.........     276,022          1,196,417
   XM Satellite Radio Holdings, Inc.
   (b)...............................      40,700            747,252
  Broker-Dealers - .46%
   Lehman Brothers Holdings, Inc.....       8,000            534,400
  Building Materials - 1.01%
   Hanson plc........................     168,900          1,164,612
  Chemicals - .83%
   International Flavors &
   Fragrances, Inc...................      32,080            953,097
  Communication Equipment - 1.97%
   Nokia Corp., Sponsored ADR, A
   Shares............................      29,700            728,541
   QUALCOMM, Inc. (b)................       6,420            324,210
   Riverstone Networks, Inc. (b).....      39,608            657,493
   Scientific-Atlanta, Inc...........      23,460            561,632
  Computer Hardware - 2.00%
   International Business Machines
   Corp..............................      13,210          1,597,882
   Mentor Graphics Corp. (b).........      29,900            704,743
  Computer Software - 10.95%
   Amadeus Global Travel Distribution
   SA................................      48,200            278,564
   Business Objects SA, Sponsored ADR
   (b)...............................       6,500            219,700
   Cadence Design Systems, Inc.
   (b)...............................     253,900          5,565,488
   Check Point Software Technologies
   Ltd. (b)..........................       6,400            255,296
   Electronic Arts, Inc. (b).........      46,700          2,799,665
   Konami Co. Ltd....................       7,000            207,752
   Oracle Corp. (b)..................      22,460            310,173
   SAP AG............................       4,235            552,170
   Siebel Systems, Inc. (b)..........       8,500            237,830
   Sybase, Inc. (b)..................      66,400          1,046,464
   Symantec Corp. (b)................       3,600            238,788
   Synopsys, Inc. (b)................      14,900            880,143
  Consumer Finance - 2.14%
   Fannie Mae........................      31,010          2,465,295

Atlas Global Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or         value(p)
                                       face amount        (note 1)
                                       -----------      ------------
  Diversified Financial - 2.65%
   American Express Co...............      29,400       $  1,049,286
   Citigroup, Inc....................      11,266            568,708
   Credit Saison Co. Ltd.............      38,100            741,245
   ICICI Ltd., Sponsored ADR.........      71,300            426,374
   MBNA Corp.........................       7,500            264,000
  Diversified Media - 1.75%
   AOL Time Warner, Inc. (b).........      37,300          1,197,330
   Pearson plc.......................      38,500            443,007
   Telewest Communications plc (b)...     332,700            300,067
   United Pan-Europe Communications
   NV, Cl. A (b).....................     149,500             70,557
  Drugs/Bio-pharmaceuticals - 3.07%
   Amgen, Inc. (b)...................      30,060          1,696,586
   Gilead Sciences, Inc. (b).........      17,400          1,143,528
   Human Genome Sciences, Inc. (b)...      13,700            461,964
   Oxford GlycoSciences plc (b)......      24,549            229,446
  Electrical Equipment - .82%
   Kudelski SA (b)...................       9,600            560,198
   Toshiba Corp......................     113,000            387,961
  Electronics - 5.45%
   Altera Corp. (b)..................      12,100            256,762
   Applied Materials, Inc. (b).......       5,600            224,560
   Hirose Electric Co................       7,200            490,547
   Intel Corp........................      11,100            349,095
   Keyence Corp......................       2,000            332,494
   Kyocera Corp......................       7,000            456,626
   National Semiconductor Corp.
   (b)...............................      61,600          1,896,664
   Novellus Systems, Inc. (b)........       5,500            216,975
   Sharp Corp........................       9,000            105,264
   Sony Corp.........................      17,000            776,913
   STMicroelectronics NV, NY
   Registered Shares.................       9,200            291,364
   Thomson Multimedia SA (b).........      17,400            534,567
   Xilinx, Inc. (b)..................       8,500            331,925
  Entertainment - 2.14%
   Liberty Media Corp., Cl. A (b)....      18,300            256,200
   Nintendo Co. Ltd..................      12,603          2,206,751
  Food - .47%
   Diageo plc........................      47,700            544,705
  Gas Utilities - .21%
   Hong Kong & China Gas Co. Ltd.....     196,000            240,039
  Health Care/Drugs - 7.11%
   American Home Products Corp.......      24,800          1,521,728
   AstraZeneca plc...................      13,000            585,866
   Eisai Co. Ltd.....................      26,000            646,677
   Elan Corp. plc, ADR (b)...........      27,200          1,225,632
   Johnson & Johnson.................      34,888          2,061,881
   Novartis AG (b)...................      18,500            668,238
   Pfizer, Inc.......................      29,200          1,163,620
   Protein Design Labs, Inc. (b).....       3,000             98,400
   QIAGEN NV (b).....................      11,300            212,070
  Health Care/Supplies &
   Services - 5.54%
   Affymetrix, Inc. (b)..............      13,200            498,300
   Amersham plc......................      32,800            317,061
   Applera Corp./Applied Biosystems
   Group.............................      10,800            424,116
   Essilor International SA (b)......      11,000            332,557
   Fresenius AG, Preference..........      28,600          2,362,185
   Laboratory Corp. of America
   Holdings, Inc. (b)................       2,600            210,210
   Oxford Health Plans, Inc. (b).....      10,400            313,456

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Global Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or         value(p)
                                       face amount        (note 1)
                                       -----------      ------------
   Quest Diagnostics, Inc. (b).......       8,000       $    573,680
   Quintiles Transnational Corp.
   (b)...............................      65,500          1,053,240
   Smith & Nephew plc................      47,200            284,947
  Hotel/Gaming - 1.97%
   Hilton Group plc..................     164,400            504,612
   International Game Technology
   (b)...............................       9,000            614,700
   Six Continents plc................     115,900          1,146,478
  Human Health Care - 2.84%
   Sanofi-Synthelabo SA..............      43,000          3,262,436
  Industrial Services - 1.55%
   Rentokil Initial plc..............     444,610          1,785,097
  Information Technology - .08%
   Trend Micro, Inc. (b).............       4,000             94,606
  Insurance - 2.51%
   ACE Ltd...........................      28,300          1,136,245
   Axa SA (b)........................      24,560            513,305
   Berkshire Hathaway, Inc., Cl. B
   (b)...............................         260            656,500
   Manulife Financial Corp...........      22,500            587,313
  Leisure - 1.19%
   Hasbro, Inc.......................      26,800            434,964
   P&O Princess Cruises plc..........     160,400            933,336
  Manufacturing - 1.31%
   Sanmina-SCI Corp. (b).............      18,500            368,150
   Societe BIC SA....................      33,440          1,142,296
  Nondurable Household Goods - 4.46%
   Reckitt Benckiser plc.............     252,402          3,671,692
   Wella AG, Preference, Non-Vtg.....      28,700          1,456,769
  Oil - Domestic - 1.05%
   ChevronTexaco Corp................      13,500          1,209,735
  Oil - International - 3.44%
   Alberta Energy Co. Ltd............      14,400            543,671
   BP plc, ADR.......................      27,314          1,270,374
   Husky Energy, Inc.................     100,190          1,033,750
   Royal Dutch Petroleum Co.,
   NY Shares.........................      22,700          1,112,754
  Publishing - 3.33%
   Reed International plc............     142,340          1,180,253
   Singapore Press Holdings Ltd......     105,000          1,239,307
   Wolters Kluwer NV.................      61,765          1,407,494
  Specialty Retailing - 2.31%
   Best Buy Co., Inc. (b)............       8,700            647,976
   Boots Co. plc.....................     121,600          1,033,931
   Circuit City Stores, Inc./Circuit
   City Group........................      37,410            970,790
  Telecommunications - Long Distance - .11%
   Global Crossing Ltd. (b)..........     149,000            125,160
  Telephone - Utility - 2.06%
   Cable & Wireless plc..............      75,500            362,988
   KDDI Corp.........................         246            459,831
   SK Telecom Co. Ltd................       1,540            314,214
   Tele Norte Leste Participacoes SA
   (Telemar), Preference.............  78,403,015          1,238,768
  Wireless - .22%
   Telesp Celular Participacoes SA,
   ADR...............................      27,300            252,798
                                                          ----------
  Total Common Stocks (cost: $102,778,619)               109,410,908
                                                          ----------

Atlas Global Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or         value(p)
                                       face amount        (note 1)
                                       -----------      ------------
CONVERTIBLE BONDS AND NOTES - .08%
  Cable Television - .08%
   Telewest Communications plc, 11%
   Sr. Disc. Debs., 10/1/07..........  $  130,000       $     93,600
                                                          ----------
  Total Convertible Bonds and Notes (cost:
    $103,047)                                                 93,600
                                                          ----------
SHORT-TERM SECURITIES - 4.75%
  Triparty Repurchase Agreement dated
   December 31, 2001 with Salomon
   Smith Barney, Inc., effective
   yield of .60%, due January 2,
   2002, collateralized by U.S.
   Treasury Bonds, 5.50%, August 15,
   2028 with a value of $5,576,968...  $5,460,165          5,460,165
                                                          ----------
  Total Short-Term Securities (cost: $5,460,165)           5,460,165
                                                          ----------
TOTAL SECURITIES (COST: $108,341,831) - 99.93%           114,964,673
OTHER ASSETS AND LIABILITIES, NET - .07%                      77,681
                                                          ----------
NET ASSETS - 100.00%                                    $115,042,354
                                                          ----------
                                                          ----------

Atlas Growth and Income Fund
--------------------------------------------------------
                            shares or          value
                           face amount        (note 1)
                           -----------      ------------
COMMON STOCKS - 77.72%
Aerospace/Defense - 5.40%
   Boeing Co. ...........      40,400       $  1,566,712
   Lockheed Martin
   Corp. ................     214,200          9,996,714
   Raytheon Co. .........     251,500          8,166,205
  Aluminum - .41%
   Alcoa, Inc. ..........      42,000          1,493,100
  Auto Parts &
   Equipment - .52%
   Delphi Automotive
   Systems Corp. ........     139,200          1,901,472
  Banks - .48%
   J.P. Morgan Chase &
   Co. ..................      48,500          1,762,975
  Broadcasting - 1.37%
   Fox Entertainment
   Group, Inc., A Shares
   (b)...................     188,500          5,000,905
  Broker-Dealers - .78%
   Merrill Lynch & Co.,
   Inc. .................      55,000          2,866,600
  Cable Television - .90%
   Comcast Corp., Cl. A
   Special (b)...........      91,300          3,286,800
  Communication
   Equipment - 1.47%
   Lucent Technologies,
   Inc. .................     856,000          5,384,240
  Computer
   Hardware - 2.58%
   Lexmark International,
   Inc., Cl. A (b).......     119,000          7,021,000
   Pinnacle Systems, Inc.
   (b)...................      37,400            296,956
   SanDisk Corp. (b).....     146,000          2,102,400
  Computer
   Software - 1.56%
   Microsoft Corp. (b)...      86,200          5,710,750
  Conglomerates - 1.95%
   Titan Corp. (The)
   (b)...................     286,000          7,135,700
  Consumer
   Finance - 9.08%
   Freddie Mac...........     312,500         20,437,500
   USA Education,
   Inc. .................     152,000         12,771,040

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Growth and Income Fund
(continued)
--------------------------------------------------------
                            shares or          value
                           face amount        (note 1)
                           -----------      ------------
  Consumer
   Services - 2.55%
   Cendant Corp. (b).....     345,000       $  6,765,450
   Moody's Corp. ........      63,900          2,547,054
  Department
   Stores - 3.70%
   Family Dollar Stores,
   Inc. .................      65,000          1,948,700
   Kohl's Corp. (b)......     164,600         11,594,424
  Diversified
   Financial - 4.29%
   AMBAC Financial Group,
   Inc. .................      15,800            914,188
   Citigroup, Inc. ......     158,000          7,975,840
   Concord EFS, Inc.
   (b)...................     123,700          4,054,886
   Franklin Resources,
   Inc. .................      77,900          2,747,533
  Electric
   Utilities - 2.68%
   Dominion Resources,
   Inc. .................     122,000          7,332,200
   Duke Energy Corp. ....      28,000          1,099,280
   Exelon Corp. .........      28,200          1,350,216
  Electronics - 1.79%
   LSI Logic Corp. (b)...      50,000            789,000
   Micron Technology,
   Inc. (b)..............     185,100          5,738,100
  Energy Services - 1.08%
   Noble Drilling Corp.
   (b)...................     115,600          3,935,024
  Entertainment - 1.07%
   News Corp. Ltd. (The),
   Sponsored ADR,
   Preference............     148,000          3,916,080
  Environmental - 2.66%
   Republic Services,
   Inc. (b)..............     185,000          3,694,450
   Waste Management,
   Inc. .................     189,000          6,030,990
  Food - .30%
   General Mills,
   Inc. .................      21,200          1,102,612
  Health
   Care/Drugs - 4.00%
   American Home Products
   Corp. ................      32,500          1,994,200
   Bristol-Myers Squibb
   Co. ..................      71,700          3,656,700
   Johnson & Johnson.....     130,000          7,683,000
   Pharmacia Corp. ......      30,000          1,279,500
  Health Care/Supplies &
   Services - 7.13%
   Baxter International,
   Inc. .................     113,500          6,087,005
   Biomet, Inc. .........     157,000          4,851,300
   Cardinal Health,
   Inc. .................     138,000          8,923,080
   Lincare Holdings, Inc.
   (b)...................      32,500            931,125
   Stryker Corp. ........      90,500          5,282,485
  Human Health
   Care - .02%
   Zimmer Holdings, Inc.
   (b)...................       2,700             82,458
  Information
   Technology - 1.80%
   First Data Corp. .....      83,800          6,574,110
  Insurance - 3.75%
   Aetna, Inc. ..........      69,100          2,279,609
   Allstate Corp. .......      90,000          3,033,000
   Cigna Corp. ..........      56,900          5,271,785
   MBIA, Inc. ...........      48,700          2,611,781
   XL Capital Ltd., Cl.
   A.....................       5,500            502,480
  Manufacturing - 6.54%
   Caterpillar, Inc. ....     128,500          6,714,125
   Tyco International
   Ltd. .................     291,900         17,192,910
  Oil - International - .36%
   BP plc, ADR...........      28,000          1,302,280
  Paper - 1.24%
   Sappi Ltd., Sponsored
   ADR...................     440,500          4,515,125
  Specialty
   Retailing - 1.26%
   Bed Bath & Beyond,
   Inc. (b)..............      75,400          2,556,060
   BJ's Wholesale Club,
   Inc. (b)..............      46,500          2,050,650

Atlas Growth and Income Fund
(continued)
--------------------------------------------------------
                            shares or          value
                           face amount        (note 1)
                           -----------      ------------
  Telecommunications - Long
   Distance - 4.01%
   AT&T Corp. ...........     428,500       $  7,772,990
   Qwest Communications
   International,
   Inc. .................     228,900          3,234,357
   Verizon
   Communications,
   Inc. .................      77,200          3,663,912
  Wireless - .99%
   Leap Wireless
   International, Inc.
   (b)...................      90,900          1,906,173
   Vodafone Group plc,
   Sponsored ADR ........      66,727          1,713,549
                                              ----------
  Total Common Stocks (cost:
    $243,543,221)                            284,102,845
                                              ----------
CONVERTIBLE PREFERRED STOCKS - .44%
  Telecommunications - Long
   Distance - .44%
   Sprint Corp., Equity
   Units.................      62,700          1,593,207
                                              ----------
  Total Convertible Preferred Stocks
   (cost: $1,561,888)                          1,593,207
                                              ----------
OTHER SECURITIES - .54%
  Conglomerates - .54%
   Nasdaq-100 Unit
   Investment Trust
   (b)...................      51,000          1,984,410
                                              ----------
  Total Other Securities (cost:
   $1,720,362)                                 1,984,410
                                              ----------
CONVERTIBLE BONDS AND NOTES - .85%
  Manufacturing - .85%
   Tyco International
   Ltd., 0% Cv. Nts. due
   11/17/20 (a)..........  $4,000,000          3,125,000
                                              ----------
  Total Convertible Bonds and Notes
   (cost: $3,056,194)                          3,125,000
                                              ----------
UNITED STATES TREASURY NOTES &
  BONDS - 5.53%
   3.50% due 11/15/06....  $10,100,000         9,736,238
   4.625% due 5/15/06....  $2,000,000          2,027,890
   5.625% due 12/31/02...  $2,000,000          2,070,234
   5.875% due 11/15/05...  $2,000,000          2,124,688
   5.875% due 9/30/02....  $1,000,000          1,029,609
   6% due 7/31/02........  $  500,000            512,403
   6.125% due 8/15/07....  $1,000,000          1,075,938
   6.375% due 8/15/27....  $1,000,000          1,083,672
   6.50% due 5/15/05.....  $  500,000            540,313
                                              ----------
  Total U.S. Treasury Notes & Bonds
   (cost: $19,659,341)                        20,200,985
                                              ----------
RIGHTS, WARRANTS AND
  CERTIFICATES - .00%
   Per-Se Technologies,
   Inc. Wts., Exp.
   2/23/10...............          99                 10
                                              ----------
  Total Rights, Warrants and
   Certificates (cost: $0)                            10
                                              ----------
SHORT-TERM SECURITIES - 13.43%
  Triparty Repurchase
   Agreement dated
   December 31, 2001 with
   Salomon Smith Barney,
   Inc., effective yield
   of .60%, due January
   2, 2002,
   collateralized by U.S.
   Treasury Bonds, 5.50%,
   August 15, 2028 with a
   value of
   $50,091,676...........  $49,103,745        49,103,745
                                              ----------
  Total Short-Term Securities (cost:
   $49,103,745)                               49,103,745
                                              ----------
TOTAL SECURITIES (COST:
  $318,644,751) - 98.51%                     360,110,202
OTHER ASSETS AND LIABILITIES,
  NET - 1.49%                                  5,442,103
                                              ----------
NET ASSETS - 100.00%                        $365,552,305
                                              ----------
                                              ----------

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Strategic Growth Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
COMMON STOCKS - 90.51%
  Aerospace/Defense - .79%
   Boeing Co. .......................       4,200       $    162,876
   Northrop Grumman Corp. ...........       3,200            322,592
   Raytheon Co. .....................       9,000            292,230
  Banks - 2.45%
   Bank of America Corp. ............      12,800            805,760
   Bank One Corp. ...................      21,900            855,195
   J.P. Morgan Chase & Co. ..........      18,100            657,935
   TCF Financial Corp. ..............       1,700             81,566
  Beverages - 3.54%
   Anheuser-Busch Cos., Inc. ........      32,000          1,446,720
   Coca-Cola Co. (The)...............       7,800            367,770
   Coca-Cola Enterprises, Inc. ......      20,400            386,376
   PepsiCo, Inc. ....................      26,000          1,265,940
  Broadcasting - 3.43%
   Cablevision Systems Corp., Cl. A
   (b)...............................      13,200            626,340
   Clear Channel Communications,
   Inc. (b)..........................      27,800          1,415,298
   Fox Entertainment Group, Inc., A
   Shares (b)........................      13,000            344,890
   Hispanic Broadcasting Corp. (b)...      19,600            499,800
   Univision Communications, Inc.,
   Cl. A (b).........................      11,700            473,382
  Broker-Dealers - .71%
   Schwab (Charles) Corp. ...........      44,700            691,509
  Cable Television - 3.78%
   Adelphia Communications Corp., Cl.
   A (b).............................      14,900            464,582
   Comcast Corp., Cl. A Special
   (b)...............................      90,000          3,240,000
  Chemicals - .35%
   IMC Global, Inc. .................       6,800             88,400
   PPG Industries, Inc. .............       4,900            253,428
  Communication Equipment - 4.08%
   CIENA Corp. (b)...................      13,800            197,478
   Cisco Systems, Inc. (b)...........      55,200            999,672
   Extreme Networks, Inc. (b)........      22,500            290,250
   L.M. Ericsson Telephone Co., ADR,
   Cl. B (b).........................      23,000            120,060
   Lucent Technologies, Inc. (b).....      30,800            193,732
   Nokia Corp., Sponsored ADR, A
   Shares (b)........................      72,400          1,775,972
   QUALCOMM, Inc. (b)................       8,300            419,150
  Computer Hardware - .03%
   Taiwan Semiconductor Manufacturing
   Co. Ltd., ADR (b).................       1,700             29,189
  Computer Software - 6.51%
   Cadence Design Systems, Inc.
   (b)...............................      23,200            508,544
   Check Point Software Technologies
   Ltd. (b)..........................      12,500            498,625
   Computer Sciences Corp. (b).......       4,900            240,002
   Electronic Arts, Inc. (b).........      11,800            707,410
   Microsoft Corp. (b)...............      50,100          3,319,125
   Oracle Corp. (b)..................       5,500             75,955
   Peoplesoft, Inc. (b)..............      12,800            514,560
   Veritas Software Corp. (b)........      11,400            511,062
  Consumer Finance - 2.97%
   Fannie Mae........................      11,600            922,200
   Freddie Mac.......................      21,700          1,419,180
   USA Education, Inc. ..............       6,800            571,336

Atlas Strategic Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Consumer Services - 1.18%
   Omnicom Group, Inc. ..............      12,900       $  1,152,615
  Department Stores - .98%
   Costco Wholesale Corp. (b)........      14,400            639,072
   Dollar Tree Stores, Inc. (b)......      10,300            318,373
  Diversified Financial - 5.03%
   Boston Properties, Inc. ..........      15,200            577,600
   Citigroup, Inc. ..................      49,700          2,508,856
   Concord EFS, Inc. (b).............      18,300            599,874
   Morgan Stanley Dean Witter &
   Co. ..............................      22,200          1,241,868
  Diversified Media - 2.91%
   AOL Time Warner, Inc. (b).........      88,800          2,850,480
  Drugs/Bio-pharmaceuticals - .75%
   Amgen, Inc. (b)...................       4,000            225,760
   IDEC Pharmaceuticals Corp. (b)....       7,400            510,082
  Durable Household Goods - .43%
   Ethan Allen Interiors, Inc. ......      10,200            424,218
  Electric Utilities - 1.06%
   Duke Energy Corp. ................      26,400          1,036,464
  Electrical Equipment - .88%
   General Electric Co. .............       9,200            368,736
   Vishay Intertechnology, Inc.
   (b)...............................      25,100            489,450
  Electronics - 4.79%
   Analog Devices, Inc. (b)..........       7,300            324,047
   Atmel Corp. (b)...................      39,200            288,904
   Cypress Semiconductor Corp. (b)...      19,600            390,628
   International Rectifier Corp.
   (b)...............................      15,100            526,688
   Micron Technology, Inc. (b).......      21,500            666,500
   National Semiconductor Corp.
   (b)...............................      16,900            520,351
   RF Micro Devices, Inc. (b)........      28,800            553,824
   Texas Instruments, Inc. ..........      16,200            453,600
   Vitesse Semiconductor Corp. (b)...      21,400            266,002
   Waters Corp. (b)..................      18,100            701,375
  Energy Services - 1.76%
   BJ Services Co. (b)...............      16,800            545,160
   Halliburton Co. ..................      14,400            188,640
   Noble Drilling Corp. (b)..........       7,200            245,088
   PanCanadian Energy Corp. .........      16,100            417,224
   Rowan Cos., Inc. (b)..............       9,200            178,204
   Varco International, Inc. (b).....       9,700            145,306
  Entertainment - 2.41%
   Viacom, Inc., Cl. B (b)...........      53,600          2,366,440
  Environmental - 1.25%
   Philadelphia Suburban Corp. ......       2,975             67,086
   Waste Management, Inc. ...........      36,400          1,161,524
  Food - 1.63%
   Dean Foods Co. (b)................       6,900            470,580
   Diageo plc, Sponsored ADR.........       6,700            310,009
   General Mills, Inc. ..............      12,800            665,728
   Sysco Corp. ......................       5,800            152,076
  Food & Drug Retailers - 1.50%
   CVS Corp. ........................       3,100             91,760
   Kroger Co. (The) (b)..............      20,700            432,009
   Safeway, Inc. (b).................      22,600            943,550
  Gas Utilities - 1.73%
   El Paso Corp. ....................      29,300          1,307,073
   Williams Cos., Inc. (The).........      15,100            385,352

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Health Care/Drugs - 6.27%
   Abbott Laboratories...............       9,100       $    507,325
   Bristol-Myers Squibb Co. .........       4,100            209,100
   Genzyme Corp. (General Division)
   (b)...............................      20,100          1,203,186
   GlaxoSmithKline plc, ADR..........      14,900            742,318
   Johnson & Johnson.................      27,300          1,613,430
   Pfizer, Inc. .....................      37,300          1,486,405
   Serono SA, Sponsored ADR..........      17,200            381,668
  Health Care/Supplies &
   Services - 3.84%
   Applera Corp./Applied Biosystems
   Group.............................      23,000            903,210
   Biomet, Inc. .....................       8,200            253,380
   Covance, Inc. (b).................      15,700            356,390
   HEALTHSOUTH Corp. (b).............      12,900            191,178
   McKesson Corp. ...................      12,900            482,460
   Medimmune, Inc. (b)...............       1,500             69,525
   Medtronic, Inc. ..................      11,700            599,157
   PerkinElmer, Inc. ................      11,500            402,730
   Stryker Corp. ....................       8,688            507,119
  Homebuilders - .01%
   Centex Corp. .....................         100              5,708
  Hotel/Gaming - .35%
   Host Marriott Corp. ..............      38,000            342,000
  Human Health Care - .23%
   Perrigo Co. (b)...................      19,400            229,308
  Information Technology - 1.30%
   Affiliated Computer Services,
   Inc., Cl. A (b)...................       3,900            413,907
   First Data Corp. .................      11,000            862,950
  Insurance - 3.07%
   American International Group,
   Inc. .............................      16,300          1,294,220
   Everest Re Group Ltd. ............       3,300            233,310
   St. Paul Cos., Inc. ..............       6,200            272,614
   Willis Group Holdings Ltd. (b)....       9,800            230,790
   XL Capital Ltd., Cl. A............      10,700            977,552
  Leisure - 3.05%
   Carnival Corp. ...................      45,900          1,288,872
   Harley-Davidson, Inc. ............      11,700            635,427
   Mattel, Inc. .....................      19,600            337,120
   Royal Caribbean Cruises Ltd. .....      44,700            724,140
  Manufacturing - 4.53%
   Flextronics International Ltd.
   (b)...............................      30,600            734,094
   Honeywell International, Inc. ....      23,100            781,242
   Mettler-Toledo International, Inc.
   (b)...............................       8,800            456,280
   Millipore Corp. ..................       4,600            279,220
   Sanmina-SCI Corp. (b).............      60,700          1,207,930
   Tyco International Ltd. ..........      16,600            977,740
  Nondurable Household Goods - .20%
   Estee Lauder Cos., Inc. (The), Cl.
   A.................................       6,000            192,360
  Oil - Domestic - 2.34%
   Amerada Hess Corp. ...............      11,500            718,750
   Exxon Mobil Corp. ................      36,200          1,422,660
   Suncor Energy, Inc. ..............       4,500            148,230
  Oil - International - 1.14%
   TotalFinaElf SA, Sponsored ADR
   (b)...............................      15,900          1,116,816
  Paper - .54%
   International Paper Co. ..........      13,200            532,620
  Publishing - 2.49%
   Kadant, Inc. (b)..................       3,906             56,637
   McGraw-Hill Cos., Inc. (The)......      19,300          1,176,914
   News Corp. Ltd. (The), Sponsored
   ADR...............................      38,000          1,208,780

Atlas Strategic Growth Fund
(continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Railroads & Trucking - .24%
   Canadian Pacific Ltd. ............      11,900       $    239,688
  Restaurants - .79%
   Applebee's International, Inc. ...      11,700            400,140
   Brinker International, Inc. (b)...      12,600            374,976
  Specialty Retailing - 1.96%
   Gap, Inc. ........................      34,600            482,324
   Home Depot, Inc. .................       9,800            499,898
   Nike, Inc., Cl. B.................       6,500            365,560
   Rite Aid Corp. (b)................      19,500             98,670
   Tiffany & Co. ....................      15,000            472,050
  Telecommunications - Long Distance - .30%
   Sprint Corp. (Fon Group)..........       7,800            156,624
   WorldCom, Inc. - WorldCom Group
   (b)...............................       9,700            136,576
  Wireless - .93%
   Sprint Corp. (PCS Group) (b)......      14,500            353,945
   Vodafone Group plc, Sponsored
   ADR...............................      21,800            559,824
                                                          ----------
  Total Common Stocks (cost: $92,559,192)                 88,671,314
                                                          ----------
SHORT-TERM SECURITIES - 9.58%
  Triparty Repurchase Agreement dated
   December 31, 2001 with Salomon
   Smith Barney, Inc., effective
   yield of .60%, due January 2,
   2002, collateralized by U.S.
   Treasury Bonds, 5.50%, August 15,
   2028 with a value of $9,577,836...  $9,388,494          9,388,494
                                                          ----------
  Total Short-Term Securities (cost: $9,388,494)           9,388,494
                                                          ----------
TOTAL SECURITIES (COST: $101,947,686) - 100.09%           98,059,808
OTHER ASSETS AND LIABILITIES, NET - (.09)%                   (83,569)
                                                          ----------
NET ASSETS - 100.00%                                    $ 97,976,239
                                                          ----------
                                                          ----------

Atlas California Municipal Bond Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
BONDS -- 99.19%
  A B C Unified School District,
   Capital Appreciation, FGIC
   Insured, Series B, 0% due
   08/01/23..........................  $2,000,000       $    599,600
  Abag Financing Authority For
   Nonprofit Corps., Schools of
   Sacred Heart, Series A,
   6.15% due 06/01/15................   1,000,000          1,045,890
   6.45% due 06/01/30................   2,600,000          2,706,652
  Anaheim Public Financing Authority,
   Lease Revenue Capital
   Appreciation, Series C, FSA
   Insured, 0% due 09/01/32..........   5,000,000            882,350
  Anaheim Public Financing Authority,
   Lease Revenue Public Improvements
   Project, Series A, FSA Insured, 5%
   due 03/01/37......................   6,000,000          5,836,980
  Burbank, Glendale, Pasadena Airport
   Authority, Airport Revenue
   Refunding, AMBAC Insured, 6.40%
   due 06/01/10......................   2,000,000          2,035,140

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Central Coast Water Authority,
   Revenue Refunding, State Water
   Project, Regional Facilities,
   Series A, AMBAC Insured, 5% due
   10/01/22..........................  $3,250,000       $  3,216,623
  Contra Costa Water District, Water
   Treatment Revenue Refunding,
   Series G, MBIA Insured, 5.90% due
   10/01/08..........................   3,600,000          3,989,916
  East Bay Municipal Utility
   District, Water System Revenue,
   MBIA Insured, 5% due 06/01/26.....   3,000,000          2,941,830
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/24.......   1,500,000          1,807,125
  Foothill/Eastern Corridor Agency,
   Toll Road Revenue,
   5.75% due 01/15/40................   5,200,000          5,227,404
   MBIA Insured, 0% due 01/15/20.....   3,000,000          2,024,850
  Huntington Beach, Public Financing
   Authority Revenue, Lease Capital
   Improvement, Series A, AMBAC
   Insured, 5% due 09/01/31..........   3,000,000          2,931,750
  Infrastructure & Economic
   Development Bank, Revenue,
   J. David Gladstone Institute
   Project,
   5.25% due 10/01/34................   3,000,000          2,859,360
   Kaiser Hospital, Assistance
   I-Limited Liability Co., Series A,
   5.55% due 08/01/31................   3,500,000          3,493,770
   YMCA, Metropolitan Los Angeles
   Project, AMBAC Insured, 5.25% due
   02/01/26..........................   2,000,000          2,008,800
  Kern High School District
   Refunding, MBIA Insured, Series
   1990-C, 6.25% due 08/01/12........   1,200,000          1,403,700
  LA Quinta, Redevelopment Agency,
   Tax Allocation, Project Area #1,
   AMBAC Insured, 5% due 09/01/21....   1,000,000            992,510
  Long Beach Harbor Revenue, AMT,
   MBIA Insured, 5.25% due
   05/15/25..........................   2,000,000          1,991,860
  Long Beach Unified School District,
   Election 1999, Series C, MBIA
   Insured, 5% due 08/01/21..........   2,245,000          2,228,297
  Los Angeles, COP, AMBAC Insured,
   Sonnenblick Del Rio, 6% due
   11/01/19..........................   2,000,000          2,185,660
  Los Angeles, Department of Water
   and Power Waterworks Revenue,
   Series A, 5.125% due 07/01/41.....   8,000,000          7,793,840
  Los Angeles, Harbor Development
   Revenue, 7.60% due 10/01/18.......     140,000            170,206
  Los Angeles, Wastewater System
   Revenue Refunding,
   Series A, MBIA Insured, 5.87% due
   06/01/24..........................   2,250,000          2,336,985
   Series B, AMBAC Insured, 6.25% due
   06/01/12..........................   2,500,000          2,599,275
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue,
   Proposition C, Second Series A,
   MBIA Insured, 6.25% due
   07/01/13..........................   7,980,000          8,327,768

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Manhattan Beach Unified School
   District, Series A, FGIC Insured,
   0% due 09/01/16...................  $2,690,000       $  1,241,865
  Marin Municipal Water District
   Water Revenue, MBIA Insured, 5.65%
   due 07/01/23......................   2,000,000          2,040,240
  Maritime Infrastructure Authority,
   Airport Revenue, San Diego
   University, Port District Airport,
   AMT, AMBAC Insured, 5% due
   11/01/20..........................   9,500,000          9,195,335
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, 5.50% due 07/01/19.......   2,500,000          2,599,650
  Modesto Irrigation District COP,
   Refunding and Capital Improvement,
   Series A, 5% due 07/01/31.........   1,000,000            977,370
   Series B, 5.30% due 07/01/22......   2,970,000          2,964,119
  Montebello Unified School District,
   Capital Appreciation, FGIC
   Insured, 0% due 08/01/17..........   2,150,000            931,509
  Natomas Unified School District,
   1999 Refunding, MBIA Insured,
   5.95% due 09/01/21................   1,000,000          1,126,070
  New Haven Unified School District
   Refunding, MBIA Insured, 5.75% due
   08/01/11..........................     925,000            942,797
  Northern California Power Agency
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   AMBAC Insured, 7.50% due
   07/01/23..........................      50,000             63,431
   MBIA Insured, 6.25% due
   07/01/12..........................   1,500,000          1,559,715
  Oakland Building Authority Lease
   Revenue, Elihu M. Harris, Series
   A, AMBAC Insured, 5% due
   04/01/23..........................   2,330,000          2,299,803
  Pacifica, COP, Street Improvement
   Project, AMBAC Insured, 5.875% due
   11/01/29..........................   1,105,000          1,182,494
  Palo Alto Unified School District,
   Series B, 5.375% due 08/01/18.....   1,250,000          1,279,488
  Pasadena, Electric Revenue, MBIA
   Insured, 4.75% due 08/01/24.......   1,000,000            946,920
  Pomona Unified School District,
   Series C, FGIC Insured, 6% due
   08/01/25..........................     500,000            560,420
  Puerto Rico Commonwealth, Electric
   Power Authority, Power Revenue,
   Series II, FSA Insured, 5.125% due
   07/01/26..........................   3,000,000          2,975,190
   Series Z, 5.25% due 07/01/21......   2,000,000          1,984,340
  Puerto Rico Commonwealth, Highway
   and Transportation Authority,
   Transportation Revenue, Series A,
   5% due 07/01/38...................   5,500,000          5,109,665
  Puerto Rico Commonwealth,
   Infrastructure Financing Authority
   Special Series A, 5.50% due
   10/01/32..........................   1,000,000          1,030,730
  Puerto Rico Commonwealth, Public
   Finance Corp., Commonwealth
   Appropriation,
   Series A, MBIA Insured, 5.5% due
   08/01/15..........................   3,000,000          3,188,100
   Series E, 5.5% due 08/01/29.......   2,250,000          2,212,245

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Puerto Rico Commonwealth, Public
   Improvement,
   5% due 07/01/27...................  $1,000,000       $    944,700
   5.125%, FSA Insured, due
   07/01/30..........................   2,000,000          1,974,900
   Series A, MBIA Insured, 5.5% due
   07/01/13..........................   1,000,000          1,087,140
   Series A, MBIA Insured, 5.5% due
   07/01/14..........................   1,000,000          1,086,330
  Puerto Rico Ports Authority,
   American Airlines, Series A, AMT,
   6.30% due 06/01/23................   1,800,000          1,498,212
  Sacramento Sanitation District
   Financing Authority Revenue, AMBAC
   Insured, 5% due 12/01/27..........   1,250,000          1,223,463
  San Bernardino County, COP, Medical
   Center Financing Project, 5% due
   08/01/28..........................   1,500,000          1,459,080
  San Diego, COP, 5.25% due
   10/01/28..........................   1,000,000            980,200
  San Diego, Public Safety
   Communication Project, 6.50% due
   07/15/09..........................   1,525,000          1,770,235
  San Diego, Unified School District,
   5% due 07/01/26...................   3,290,000          3,226,240
  San Diego, Water Utility Fund Net
   System Revenue, COP, 4.75% due
   08/01/28..........................   1,000,000            936,890
  San Francisco City and County, FGIC
   Insured, 5.50% due 06/15/13.......   1,145,000          1,182,567
  San Francisco City and County, COP,
   San Bruno Jail #3, 5.25% due
   10/01/33..........................   4,000,000          4,016,360
  San Francisco City and County
   Airport Commission, International
   Airport Revenue,
   Issue 1, AMBAC Insured, 6.50% due
   05/01/13..........................   1,200,000          1,243,200
   Issue 1, Prerefunded, AMBAC
   Insured, 6.30% due 05/01/11.......   1,200,000          1,243,188
   Issue 1, Unrefunded, AMBAC
   Insured, 6.30% due 05/01/11.......   1,800,000          1,860,606
   Issue 17, Second Series, FSA
   Insured, 4.75% due 05/01/29.......   2,500,000          2,340,125
   Issue 23B, Second Series, FGIC
   Insured, 5% due 05/01/24..........   3,000,000          2,956,140
  San Francisco City and County Sewer
   Revenue Refunding, AMBAC Insured,
   6% due 10/01/11...................   2,280,000          2,392,130
  San Joaquin Hills Transportation
   Corridor Agency, Toll Road
   Revenue, 0%/7.40% due 01/01/07
   (d)...............................   1,000,000          1,170,110
   0%/7.50% due 01/01/09 (d).........   1,000,000          1,206,080
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area
   Redevelopment Project Refunding,
   MBIA Insured, 5% due 08/01/20.....   2,500,000          2,484,925
  San Mateo County, Joint Powers
   Authority, Lease Revenue Capital
   Projects, Series A, 5.125% due
   07/15/32..........................   2,145,000          2,135,112
  Sanger Unified School District,
   MBIA Insured, 5.60% due
   08/01/23..........................   2,530,000          2,735,917
  Santa Barbara, Revenue COP,
   Retirement Services, 5.75% due
   08/01/20..........................   2,000,000          2,068,900

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Santa Clara Valley, Transportation
   Authority, Sales Tax Revenue, MBIA
   Insured, Series A, 5% due
   06/01/18..........................  $2,000,000       $  2,004,380
  Santa Margarita, Dana Point
   Authority Revenue Refunding,
   Improvement Districts 3, 3A, 4 and
   4A, Series B, MBIA Insured,
   7.25% due 08/01/07................     500,000            591,740
   7.25% due 08/01/13................   2,000,000          2,477,420
  Saugus Unified School District,
   Series A, MBIA Insured, 5.65% due
   09/01/11..........................   2,035,000          2,181,418
  South Whittier, Elementary School
   District, Capital Appreciation,
   Series A, FGIC Insured,
   0% due 08/01/13...................     500,000            282,505
   0% due 08/01/14...................     250,000            132,493
  Southern California Public Power
   Authority Power Project Revenue
   Refunding, Hydroelectric Hoover
   Uprating Project, Series A, 6.625%
   due 10/01/05......................     600,000            613,794
  Southern California Rapid Transit
   District, COP, Workers
   Compensation Fund, MBIA Insured,
   6% due 07/01/10...................   1,000,000          1,040,580
  State, General Obligation,
   5.50% due 06/01/25................   1,590,000          1,624,280
   Series BH, AMT, 5.60% due
   12/01/32..........................   1,000,000            995,140
  State Department of Veteran
   Affairs, Home Purchase Revenue,
   Series A, AMBAC Insured, 5.35% due
   12/01/27..........................   2,000,000          1,943,660
  State Department of Water Resources
   Central Valley Project Revenue,
   Series J-3, Unrefunded, 5.50% due
   12/01/23..........................   2,190,000          2,190,657
  State Department of Water Resources
   Revenue, Series W, FSA Insured,
   5.125% due 12/01/29...............   2,000,000          1,992,540
  State Educational Facilities
   Authority Revenue Refunding,
   College of Arts, 5.75% due
   06/01/25..........................   2,000,000          1,942,320
   Dominican University, 5.75% due
   12/01/30..........................   1,000,000          1,008,270
   Loyola Marymount University, MBIA
   Insured, 5% due 10/01/22..........     700,000            692,811
   Pepperdine University,
   5.75% due 09/15/30................   2,000,000          2,087,140
   MBIA Insured, 6.10% due
   03/15/14..........................   2,595,000          2,792,765
   Santa Clara University, MBIA
   Insured, 5.75% due 09/01/18.......   3,255,000          3,353,301
   Scripps College, 5% due
   08/01/31..........................     500,000            476,265
   Stanford University, Series R, 5%
   due 11/01/21......................   2,000,000          1,994,880
   University of Southern California,
   Series C, 5.125% due 10/01/28.....   2,695,000          2,673,440
  State Health Facilities Financing
   Authority Revenue Refunding,
   Scripps Health, Series A, MBIA
   Insured, 5% due 10/01/22..........     500,000            492,345
   Stanford Health Care, Series A,
   FSA Insured, 5% due 11/15/28......   1,000,000            972,570

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  State Housing Finance Agency
   Revenue Home Mortgage,
   Multi-Family Program, Series B,
   AMT, AMBAC Insured, 6.05% due
   08/01/16..........................  $2,000,000       $  2,080,540
   Series B, AMT, AMBAC Insured,
   5.25% due 02/01/28................   2,000,000          1,933,760
   Series F, AMT, MBIA Insured, 6.10%
   due 08/01/15......................   1,000,000          1,022,670
   Series H, AMT, 6.15% due
   08/01/16..........................   2,020,000          2,101,992
   Series I, AMT, MBIA Insured, 5.65%
   due 08/01/17......................   1,400,000          1,434,412
   Series K, MBIA Insured, 6.15% due
   08/01/16..........................   3,000,000          3,157,350
   Series L, AMT, MBIA Insured, 5.55%
   due 08/01/05......................     300,000            314,919
   Series Q, MBIA Insured, 5.85% due
   08/01/16..........................   1,000,000          1,045,480
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, MBIA Insured, Pacific Gas
   & Electric Co., Series B, AMT,
   5.85% due 12/01/23................   1,800,000          1,826,892
  State Pollution Control Financing
   Authority, Resource Recovery
   Revenue, Waste Management, Inc.,
   Series A, AMT, 7.15% due
   02/01/11..........................   1,725,000          1,779,579
  State Public Works Board, Lease
   Revenue, AMBAC Insured, Various
   University of California Projects,
   Series C, 5.125% due 09/01/22.....   1,475,000          1,472,094
  State Rural Home Mortgage Finance
   Authority, Single Family Revenue
   Refunding, Series C, AMT, 7.50%
   due 08/01/27......................     680,000            778,784
  Statewide Communities Development
   Authority, COP, 6% due 08/01/28...   2,000,000          2,017,220
  Statewide Communities Development
   Authority, Multi-Family Revenue,
   Archstone/LeClub-G, 5.30% due
   06/01/29..........................   2,000,000          2,034,700
   Residential-B, 5.20% due
   12/01/29..........................   2,500,000          2,536,950
  Statewide Communities Development
   Authority, Solid Waste Disposal
   Facilities Revenue, Waste
   Management, Inc. Project, AMT,
   4.95% due 04/01/04................   1,000,000          1,006,270
  Stockton Health Facilities Revenue,
   Dameron Hospital, Series A, 5.70%
   due 12/01/14......................     200,000            201,584
  Turlock Irrigation District Revenue
   Refunding, Series A, MBIA Insured,
   6% due 01/01/10...................     500,000            563,875
  University of California,
   Multi-Purpose Projects, Series M,
   FGIC Insured, 5.125% due
   09/01/21..........................   5,440,000          5,466,384
  University of Puerto Rico
   University System Revenue Bonds,
   COP, Series O, MBIA Insured,
   5.375% due 06/01/30...............   1,000,000          1,008,740
  Upland, COP, San Antonio Community
   Hospital, 5% due 01/01/18.........   3,195,000          2,943,362
  Upland, Unified School District,
   Capital Appreciation, Election of
   2000, FSA Insured, 0% due
   08/01/25..........................   1,000,000            873,940

Atlas California Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Vallejo Revenue Water Improvement
   Project, Series B, FGIC Insured,
   6.50% due 11/01/14................  $4,000,000       $  4,433,240
  Westside Unified School District
   Refunding, Series C, AMBAC
   Insured, 6% due 08/01/14..........     300,000            340,821
                                                          ----------
Total Bonds (cost: $236,238,928)                         244,204,659
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 2.40%
  Chula Vista, Multi-Family Housing
   Revenue, Series A, Terra Nova
   Associates, 1.40% due 03/01/05....     200,000            200,000
  Fresno, Sewer Revenue,
   Refunding-Sub Lien, Series A, FGIC
   Insured, 1.40% due 09/01/25.......     400,000            400,000
  Irvine, Improvement Bond Act of
   1915, Assessment District 85-71-I,
   FSA Insured, 1.50% due 12/31/11...     900,000            900,000
  Irvine Ranch Water District,
   Refunding Improvement Districts
   102, 103, 105 and 106, 1.65% due
   09/01/06..........................     100,000            100,000
  Los Angeles County, Housing
   Authority, Multi-Family Housing
   Revenue, Malibu Meadows, Project
   B, FNMA Insured, 1.55% due
   04/15/28..........................   2,100,000          2,100,000
  Orange County, Apartment
   Development Revenue Aliso Creek
   Project B, 1.35% due 11/01/22.....     400,000            400,000
  Rancho Water District, Financing
   Authority Revenue, Series A, 1.35%
   due 08/15/29......................   1,100,000          1,100,000
  Riverside County, Housing
   Authority, Multi-Family Housing
   Mortgage Revenue, 1.50% due
   08/01/25..........................     400,000            400,000
  State Health Facilities Financing
   Authority, Revenue Refunding,
   Scripps Health, Series C, MBIA
   Insured, 1.42% due 10/01/22.......     300,000            300,000
                                                          ----------
Total Variable Rate Demand Notes (cost: 5,900,000)         5,900,000
                                                          ----------
TOTAL SECURITIES (COST: $242,138,928) - 101.59%          250,104,659
OTHER ASSETS AND LIABILITIES, NET - (1.59)%               (3,916,707)
                                                          ----------
NET ASSETS - 100.00%                                    $246,187,952
                                                          ----------
                                                          ----------

Atlas National Municipal Bond Fund
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
BONDS - 94.54%
  A B C California Unified School
   District, Capital Appreciation,
   Series B, FGIC Insured, 0% due
   08/01/24...........................  $1,715,000       $   484,110
  Alabama State Docks Department,
   Docks Facilities Revenue, AMT, MBIA
   Insured, 6.10% due 10/01/13........   1,000,000         1,059,340
  Anchorage, Alaska, Electric Utility
   Revenue Refunding, Senior Lien,
   MBIA Insured, 8% due 12/01/10......     985,000         1,224,700

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  Birmingham, Michigan, City School
   District, FSA Insured, 4.75% due
   11/01/24...........................  $2,000,000       $ 1,828,480
  Broward County, Florida, Resource
   Recovery Revenue, Wheelabrator
   South-B, 4.50% due 06/01/11........     500,000           475,575
  Calcasieu Parish, Louisiana, Public
   Trust Authority, Student Lease
   Revenue, McNeese Student Housing
   Project, MBIA Insured, 5.25% due
   05/01/33...........................   1,295,000         1,275,329
  Charles City County, Virginia,
   Industrial Development Authority,
   Solid Waste Disposal Facilities
   Revenue, Waste Management Virginia,
   Inc. Project, 4.875%, AMT, due
   02/01/09...........................   1,000,000           976,860
  Chatham County, Georgia, Hospital
   Authority Revenue, Memorial Health
   Medical Center, Series A, 6.125%
   due 01/01/24.......................   1,000,000         1,018,210
  Chicago, Illinois, Metropolitan
   Water Reclamation District, Greater
   Chicago Capital Improvement, 7.25%
   due 12/01/12.......................   1,500,000         1,819,635
  Chicago, Illinois, Park District
   Aquarium & Museum, Series B, 6.50%
   due 11/15/13.......................   1,500,000         1,672,815
  Cleveland, Ohio, Waterworks Revenue
   First Mortgage Refunding, Series
   F-92B, AMBAC Insured, 6.25% due
   01/01/16...........................   1,000,000         1,020,000
  Colorado Department of
   Transportation, Revenue
   Anticipation Notes, Series A, MBIA
   Insured, 5.25% due 06/15/10........   1,000,000         1,063,960
  Colorado Housing Finance Authority,
   Single Family Program, Senior
   Series A-1, AMT, 7.40% due
   11/01/27...........................     485,000           516,224
  Colorado Public Highway Authority,
   E-470, Capital Appreciation Senior
   Series B, MBIA Insured, 0% due
   09/01/21...........................   2,000,000           668,580
  Cook County, Illinois, MBIA Insured,
   7.25% due 11/01/07.................     620,000           711,252
  Dallas-Fort Worth, Texas,
   International Airport Revenue,
   Refunding and Improvement, Series
   A, FGIC Insured, AMT, 5.50% due
   11/01/31...........................   1,500,000         1,478,250
  Delaware Valley, Pennsylvania,
   Regional Financing Authority, Local
   Government Revenue, Series A, AMBAC
   Insured, 5.50% due 08/01/28........   1,000,000         1,037,610
  Foothill/Eastern Corridor Agency,
   California, Toll Road Refunding,
   5.75% due 01/15/40.................   2,000,000         2,010,540
  Illinois Health Facilities Authority
   Revenue Refunding, Northwestern
   Medical Facilities Foundation, MBIA
   Insured, 5.125% due 11/15/28.......   1,000,000           945,070
  Illinois State General Obligation,
   FSA Insured, 5.375% due 05/01/13...   2,000,000         2,093,220
  Indianapolis, Indiana, Airport
   Authority Revenue, Special
   Facilities, Federal Express Corp.,
   AMT, 7.10% due 01/15/17............     500,000           528,270
  Jones County, Mississippi, Hospital
   Revenue, South Central Regional
   Medical Center, 5.50% due
   12/01/17...........................   1,000,000           941,320

Atlas National Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  Kansas City, Kansas, Utility System
   Revenue, Unrefunded Balance, FGIC
   Insured, 6.375% due 09/01/23.......  $1,010,000       $ 1,098,234
  Kentucky Economic Development
   Financing Authority, Healthcare
   Systems Revenue, Norton Healthcare,
   Inc., Series A, 6.50% due
   10/01/20...........................   1,000,000         1,017,920
  Kern, California, High School
   District, Series 1990-C Election,
   MBIA Insured, 6.25% due 08/01/10...     545,000           635,606
  Lakota, Ohio, Local School District,
   AMBAC Insured, 7% due 12/01/09.....   1,740,000         2,043,908
  Maine State Housing Authority
   Mortgage Purchase, Series A-1, AMT,
   AMBAC Insured, 6.40% due
   11/15/14...........................   1,400,000         1,435,126
  Maricopa County, Arizona, Unified
   School District 69, Paradise Valley
   Refunding, MBIA Insured, 6.35% due
   07/01/10...........................     600,000           683,598
  Massachusetts State Health and
   Educational Facilities Authority
   Revenue, Northeastern University,
   Series E, MBIA Insured, 6.55% due
   10/01/22...........................     500,000           524,165
  Massachusetts State Industrial
   Financing Agency Revenue, Wentworth
   Institute of Technology, 5.65% due
   10/01/18...........................     500,000           492,085
  Metropolitan Pier & Exposition
   Authority, Illinois, Dedicated
   State Tax Revenue, McCormick Place
   Expansion Project,
   Capital Appreciation, FGIC Insured,
   0% due 06/15/29....................   4,000,000           832,360
   Prerefunded, Series A, 7.25% due
     06/15/05.........................      35,000            39,406
   Prerefunded, Series A, 7.25% due
     06/15/05.........................     105,000           118,438
   Unrefunded, Series A, 7.25% due
     06/15/05.........................     110,000           122,613
  Metropolitan Transportation
   Authority, New York, Transportation
   Facilities Revenue, Series 8,
   5.375% due 07/01/21................   1,000,000         1,008,280
  Miami Beach, Florida, Health
   Facilities Authority Hospital
   Revenue, Mt. Sinai Medical Center,
   Series A, 6.80% due 11/15/31.......     500,000           470,870
  Mississippi Higher Education
   Assistance Corp., Student Loan
   Revenue, Series C, AMT, 6.05% due
   09/01/07...........................     395,000           405,436
  Mohegan Tribe Indians, Connecticut,
   Gaming Authority, Public
   Improvement, Priority Distribution,
   6.25% due 01/01/31.................   1,000,000           975,320
  Nevada Housing Division, Single
   Family Mortgage, Series C, AMT,
   6.60% due 04/01/14.................     745,000           804,734
  New Hampshire State Business
   Financing Authority, Pollution
   Control Revenue, Central Maine
   Power Co., 5.38% due 05/01/14......   2,000,000         1,987,380
  New York City, New York, General
   Obligation,
   Series F, 6% due 08/01/11..........     500,000           528,340
   Series H, 5% due 03/15/29..........   1,000,000           925,810
   Series I, 5.875% due 03/15/14......     500,000           519,810
   Series L, 5.75% due 08/01/12.......     500,000           521,595

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  New York City, New York, Municipal
   Water Finance Authority, Water &
   Sewer Systems Revenue,
   Prerefunded, Series B, 6% due
   06/15/33...........................  $  625,000       $   714,325
   Series B, 6% due 06/15/33..........     375,000           420,416
  New York City, New York,
   Transitional Financing Authority
   Revenue, Future Tax Secured, Series
   B, 5% due 05/01/30.................   1,000,000           946,380
  New York State Dormitory Authority
   Revenue, Pooled Capital Program,
   FGIC Insured, 7.80% due 12/01/05...      15,000            15,422
  New York State Highway Authority,
   Service Contract Revenue, Local
   Highway and Bridge, 5% due
   04/01/17...........................   1,000,000           988,370
  New York State Urban Development
   Corp. Revenue, Correctional
   Facilities, Series A, 5.50% due
   01/01/16...........................   1,000,000         1,028,130
  Northern California Power Agency,
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   MBIA Insured, 6.25% due 07/01/12...     750,000           779,858
  Ohio State Air Quality Development
   Authority Revenue, Pollution
   Control, Series B, 6% due
   08/01/20...........................   1,500,000         1,513,530
  Phoenix, Arizona, Civic Improvement
   Corp., Water System Revenue, FGIC
   Insured, 5.25% due 07/01/28........   1,000,000         1,030,140
  Pinal County, Arizona, Unified
   School District 43, Apache JCT,
   Series A, FGIC Insured, 6.80% due
   07/01/09...........................     425,000           490,794
  Port of Seattle, Washington,
   Revenue, Series B, AMT, MBIA
   Insured, 5.625% due 02/01/24.......   1,000,000         1,013,800
  Puerto Rico Commonwealth,
   Infrastructure Financing Authority,
   Series A, 5.50% due 10/01/32.......   1,000,000         1,030,730
  Puerto Rico Commonwealth, Public
   Improvement, Series A, MBIA
   Insured, 5.50% due 07/01/14........     500,000           543,165
  Puerto Rico Electric Power
   Authority, Power Revenue Refunding,
   Series Z, 5.25% due 07/01/21.......   1,000,000           992,170
  Salt Lake City, Utah, Hospital
   Revenue, IHC Hospitals, Inc., MBIA
   Insured, 6.25% due 02/15/23........   2,000,000         2,078,380
  Steubenville, Ohio, Hospital
   Revenue, Triniey Health, Clinic
   Building Center, 6.50% due
   10/01/30...........................   1,000,000         1,039,050
  Superior, Wisconsin, Limited
   Obligation Revenue Refunding,
   Midwest Energy Resources, Series E,
   FGIC Insured, 6.90% due 08/01/21...     500,000           604,870
  Tallassee, Alabama, Industrial
   Development Board Revenue
   Refunding, Dow United Technologies
   Corp., Series B, 6.10% due
   08/01/14...........................   1,000,000         1,117,870
  Texas Health Facilities Development
   Corp., Hospital Revenue, Cook-Fort
   Worth Children's Center Refunding,
   FGIC Insured, 6.25% due 12/01/12...   1,000,000         1,060,310
  Tucson, Arizona, Water Revenue, FGIC
   Insured, 5.50% due 07/01/17........   2,250,000         2,311,470

Atlas National Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  University of California Revenue,
   Multiple Purpose Projects, Series
   M, FGIC Insured, 5.125% due
   09/01/22...........................  $1,000,000       $ 1,003,330
  Vermont Educational and Health
   Buildings Financing Agency, Norwich
   University Project, 5.50% due
   07/01/21...........................   1,000,000           948,480
  Washington State Public Power Supply
   System Refunding Revenue, Nuclear
   Project 2, Series A, 7.25% due
   07/01/06...........................     500,000           565,000
                                                           ---------
Total Bonds (cost: $61,961,441)                           64,276,374
                                                           ---------
VARIABLE RATE DEMAND NOTES* - 7.87%
  Chicago, Illinois, Series B, 1.55%
   due 01/01/12.......................     200,000           200,000
  Clark County, Nevada, Local Special
   Improvement District, 128-A, 1.85%
   due 02/01/21.......................     100,000           100,000
  Clark County, Nevada, School
   District, Series B, 1.80% due
   06/15/21...........................     100,000           100,000
  Cornell Township, Michigan, Economic
   Development Corp. Environmental
   Improvement Revenue, Escanaba Paper
   Co., 1.80% due 11/01/16............     300,000           300,000
  Grand Forks, North Dakota,
   Health Care Facilities Revenue, The
   United Hospital Obligation Group-A,
   1.85% due 12/01/25.................     400,000           400,000
   Hospital Facilities Revenue, United
   Hospital Obligation Group Project,
   1.85% due 12/01/16.................     100,000           100,000
  Hawaii, State Housing Finance and
   Development Corp. Revenue, Rental
   Housing System, Series 89A, 1.67%
   due 07/01/24.......................     200,000           200,000
  Indiana Health Facilities Financing
   Authority Revenue, Project B, 1.60%
   due 01/01/16.......................     200,000           200,000
  Iowa Higher Educational Loan
   Authority Revenue, Private College
   Facilities, Loras College Project,
   1.95% due 11/01/30.................     400,000           400,000
  Jay Street Development Corp., New
   York Courts Facilities Lease
   Revenue, New York City, Jay Street
   Project, Series A-2, 1.75% due
   05/01/20...........................   1,100,000         1,100,000
  New York City, New York, General
   Obligation, AMBAC Insured, Series
   A-7, 1.75% due 11/01/24............     600,000           600,000
  New York City, New York, Health and
   Hospital Corp. Revenue, Health
   System, Series E-RMK, 1.45% due
   02/15/26...........................     150,000           150,000
  New York City, New York, Municipal
   Water Financing Authority, Water
   and Sewer System Revenue, Series G,
   FGIC Insured, 1.80% due 06/15/24...   1,300,000         1,300,000
  South Fork, Pennsylvania, Municipal
   Authority Hospital Revenue,
   Conemaugh Health System, Series A,
   MBIA Insured, 1.85% due 07/01/28...     100,000           100,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  Sullivan County, Tennessee,
   Industrial Development Board
   Pollution Control Revenue, Mead
   Corp. Project, 1.80% due
   10/01/16...........................  $  100,000       $   100,000
                                                           ---------
Total Variable Rate Demand Notes (cost: $5,350,000)        5,350,000
                                                           ---------
TOTAL SECURITIES (COST: $67,311,441) - 102.41%            69,626,374
OTHER ASSETS AND LIABILITIES, NET - (2.41)%               (1,635,233)
                                                           ---------
NET ASSETS - 100.00%                                     $67,991,141
                                                           ---------
                                                           ---------

Atlas Strategic Income Fund
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
MORTGAGE-BACKED OBLIGATIONS - 40.02%
  Commercial - 8.87%
   Asset Securitization Corp.,
   Commercial Mortgage Pass-Through
   Certificates, Series 1997-D5, Cl.
   B2, 6.93% due 02/14/43.............  $    400,000      $   165,125
   Conseco Finance, Home Equity Loan
   Pass-Through Certificates, Series
   2001-D, Cl. M2, Floating Rate due
   11/15/32...........................     1,000,000          987,500
   Embarcadero Aircraft Securitization
   Trust Bonds, Series 2000-A, Cl. B,
   Floating Rate due 08/15/25
   (a)(f).............................       455,016          354,770
   First Chicago/Lennar Trust,
   Commercial Collateral Strip
   Interest, Series 1997-CHL1, Cl. D,
   8.09% due 05/29/08 (a)(c)(f).......       100,000           91,469
   Series 1997-CHL1, Cl. E, 8.09% due
   02/28/11 (a)(c)(f).................       150,000          116,625
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C1,
   Cl. G, 7.414% due 07/15/29.........       120,000           90,323
   Cl. X, Interest-Only Stripped
   Mortgage-Backed Security, 1.6287%
   due 07/15/29.......................       819,299           53,830
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C2,
   Cl. F, 6.75% due 04/16/29..........       100,000           57,465
   Lehman ABS Manufactured Housing
   Contract, Commercial Mtg.
   Pass-Through Certificate, Series
   2001-B, Cl. A4, 5.27% due
   09/15/18...........................     1,000,000          983,438
   Lehman Structured Securities Corp.,
   Collateralized Mtg. Obligations,
   Series 2001-GE4, Cl. A, 6% due
   10/25/30...........................       554,565          535,156
   Morgan Stanley Capital I, Inc.,
   Commercial Sub. Bonds, Series
   1996-C1, Cl. F, 7.38% due 02/15/28
   (a)(c).............................        97,137           83,587
   Series 1997-HF1, Cl. F, 6.86% due
   07/15/29 (a)(c)....................        50,000           44,819
   Series 1997-RR, Cl. D, 7.76% due
   04/30/39 (a)(c)....................       200,000          175,863
   Series 1997-RR, Cl. E, 7.76% due
   04/30/39 (a)(c)....................        75,000           56,157

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Series 1997-RR, Cl. F, 7.76% due
   04/30/39 (a)(c)....................  $    175,000      $   110,341
   Series 1997-XL1, Cl. G, 7.70% due
   10/03/30 (a)(c)....................        60,000           54,875
   NC Finance Trust, Series 1999-I,
   Cl. ECFD, 8.75% due 01/25/29.......        91,634           84,389
   Prudential Mortgage Capital Co. II
   LLC, Commercial Mtg Pass-Through
   Certificates, Series PRU-HTG
   2000-C1, A2, 7.306% due 10/06/15...     2,000,000        2,155,625
   Resolution Trust Corp., Commercial
   Mortgage Pass-Through Certificates,
   Series 1994-C2, Cl. E, 8% due
   04/25/25 (f).......................       200,339          199,808
   Salomon Brothers Mortgage
   Securities VII, Commercial Mortgage
   Pass-Through Certificates, Series
   1996-C1, Cl. F, 8.73% due 01/20/28
   (c)................................       250,000          203,672
   Strategic Hotel Capital, Inc.,
   Commercial Mtg. Obligations, Series
   2001-SCH1, Cl. 4.10% due 04/17/2006
   (a)(f).............................       498,957          469,955
   Structured Asset Securities Corp.,
   Collateralized Mtg. Obligations,
   Series 2001-1, Cl. A, 7.50% due
   07/25/30 (a)(f)....................       251,170          249,914
   Multiclass Pass-Through
   Certificates, Series 1995-C4, Cl.
   E, 8.95% due 06/25/26 (a)(c)(f)....        16,051           16,251
   Washington Mutual Mortgage Loan
   Trust, Commercial Mtg. Obligations,
   Series 2001-S9, Cl. A12, 6.75% due
   09/25/31...........................     1,748,011        1,785,803
  Government Agency - 26.58%
   Federal Home Loan Mortgage Corp.,
   Gtd. Multiclass Mtg. Participation
   Certificates, Series 151, Cl. F, 9%
   due 05/15/21.......................       151,420          160,631
   Interest-Only Stripped
   Mortgage-Backed Security, Series
   194, 6.50% due 04/01/28 (g)........    13,485,292        3,226,922
   Interest-Only Stripped
   Mortgage-Backed Security, Series
   208, Cl. IO, 7% due 06/01/30 (g)...     3,942,677          867,389
   Federal National Mortgage
   Association, Collateralized
   Mortgage Obligations, Gtd. Real
   Estate Mortgage Investment Conduit
   Pass-Through Certificates, Series
   1993-202, Class PH, 6.50% due
   02/25/22...........................     1,000,000        1,038,800
   Federal National Mortgage
   Association, Gtd. Real Estate Mtg.,
   Conduit Pass-Through Certificates,
   Interest-Only Stripped
   Mortgage-Backed Security, Series
   294, Class 2, 7% due 02/01/28......     1,008,907          225,876
   Trust 1999-29, 6.50% due
   12/25/26...........................       285,254          291,530
   Federal National Mortgage
   Association,
   6% due 01/01/32....................       800,000          782,248
   6.50% due 01/25/28.................    14,200,000       14,200,000
   6.50% due 05/01/29.................       302,588          303,538
   7% due 07/01/26....................       308,665          314,806
   7% due 01/01/28....................       569,089          580,412

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Government National Mortgage
   Association,
   7% due 03/15/28....................  $  2,439,157      $ 2,497,088
   7% due 07/15/28....................       574,255          587,893
   Government National Mortgage
   Association, Series 1999-27, Gtd.
   Multiclass Mtg. Participation
   Certificates, Cl. PQ, 7.50% due
   08/16/28...........................     2,144,000        2,284,025
  Multi-Family - 2.53%
   Mortgage Capital Funding, Inc.,
   Multi-Family Mtg. Pass-Through
   Certificates, Series 1996-MC1, Cl.
   G, 7.15% due 06/15/06 (a)..........     1,850,000        1,715,185
   Commercial Mtg. Pass-through
   Certificates, Series 1996-MC2, Cl.
   5.75% due 12/21/26.................     1,050,000          887,906
  Residential - 2.04%
   Impac Secured Assets CMN Owner
   Trust Home Equity Collateralized
   Mtg. Obligations, Series 2001-5,
   Cl. M1, 7.25% due 08/25/31.........       500,000          503,359
   LBFTC 1, Home Equity Collateralized
   Mtg. Obligations, Series 2000-1A,
   Cl. D, 10% due 02/25/30 (a)........         9,798            9,636
   Norwest Asset Securities Corp.,
   Collateralized Mtg. Pass-Through
   Certificates, Series 1999-20, Cl.
   A13, 6.75% due 08/25/29............     1,550,000        1,583,000
                                                            ---------
  Total Mortgage-Backed Obligations (cost:
   $42,321,880)                                            41,187,004
                                                            ---------
U.S. GOVERNMENT OBLIGATIONS - 5.36%
  U.S. Treasury Bonds:
   5.375% due 02/15/31................       350,000          345,078
   6.25% due 05/15/30.................       400,000          433,297
   6.50% due 11/15/26.................       542,000          594,633
   8.875% due 02/15/19................       325,000          436,008
  U.S. Treasury Notes:
   5.50% due 01/31/03 (k)(l)..........     2,115,000        2,190,677
   6.50% due 02/15/10.................       300,000          329,298
   6.75% due 05/15/05.................       300,000          326,157
   7% due 07/15/06....................       778,000          862,000
                                                            ---------
  Total U.S. Government Obligations (cost:
   $5,320,302)                                              5,517,148
                                                            ---------
FOREIGN GOVERNMENT OBLIGATIONS - 23.59%
  Argentina - .65%
   Argentina (Republic of),
   6% Par Bonds due 03/31/23 (b)......       270,000          117,985
   11.375% Bonds due 06/15/15 (b).....       905,000          235,300
   11.375% Par Bonds due 03/15/10
   (b)................................       210,000           53,025
   11.75% Unsec. Unsub. Notes due
   04/07/09 (b).......................       250,000           65,000
   12% Unsub. Bonds, Series 2031 due
   06/19/31 (b).......................       121,900           26,818
   12.375% Unsub. Bonds, due 02/21/12
   (b)................................        60,000           15,000
   Bonos de Consolidacion de Deudas,
   Series 1, Buenos Aires, Series
   PBA1, 2.69% Bonds due 04/01/07
   (ARP) (b)(f).......................        62,345           13,716

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Global Bonds,
   Series 2008, 7% Bonds due 12/19/08
   (b)................................  $     90,000      $    24,300
   Series 2018, 12.25% Bonds due
   06/19/18 (b).......................       504,094          120,982
  Belgium - 1.63%
   Belgium (Kingdom of) Bonds, Series
   28, 5.75% due 03/28/08 (EUR).......       750,000          699,844
   Series 35, 5.75% due 09/28/10
   (EUR)..............................     1,055,000          975,940
  Brazil - 6.37%
   Brazil (Federal Republic of)
   Bonds,
   8.875% due 04/15/24................     1,745,000        1,160,425
   12.25% due 03/06/30................       870,000          728,625
   11% Unsec. Unsub. Bonds due
   08/17/40...........................       305,000          228,353
   11.25% Unsec. Unsub. Bonds due
   07/26/07...........................       340,000          323,425
   14.50% Unsub. Bonds due 10/15/09...       205,000          214,471
   Debt Capitalization Bonds, Series
   20 yr., 8% due 04/15/14 (o)........     4,211,423        3,205,946
   Debt Conversion Bonds, Series 18
   yr., 3.25% due 04/15/12 (c)........       240,000          169,200
   Eligible Interest Bonds, 3.19% due
   04/15/06 (c).......................       234,000          204,750
   Guaranteed Disc. Bonds, 3.19% due
   04/15/24 (c).......................       345,000          250,125
   Series 15 yr., 3.25% due 04/15/09
   (c)................................        88,235           70,368
  Canada - .37%
   Canada (Government of), 5.50% Bonds
   due 06/01/09 (CAD).................       480,000          296,397
   .70% Notes due 03/20/06 (JPY)......     2,000,000           15,526
   1.875% Unsec. Unsub Notes due
   01/25/10 (JPY).....................     9,000,000           73,080
  Colombia - .26%
   Colombia (Republic of), 8.375%
   Unsec. Unsub. Bonds due 02/15/27...        60,000           43,010
   11.375% Unsec. Unsub. Notes due
   01/31/08 (EUR).....................       180,000          157,385
   11.75% Unsec. Unsub. Bonds due
   02/25/20...........................        65,000           64,497
  Dominican Republic - .28%
   Dominican Republic, 9.50% Unsec.
   Unsub. Bonds due 09/27/06 (a)......       175,000          178,500
   9.50% Unsec. Unsub. Bonds due
   09/27/06...........................       110,000          111,131
  Ecuador - .26%
   Ecuador (Republic of), 5% Unsec.
   Bonds due 08/15/30.................       570,000          269,502
  Finland - .85%
   Finland (Government of) Bonds,
   5.75% due 02/23/11 (EUR)...........       945,000          878,571
  France - .65%
   France (Government of) Obligations
   Assimilables du Tresor, 5.50% due
   10/25/10 (EUR).....................       735,000          674,043
  Germany - 1.37%
   Germany (Republic of), 5.25% Bonds
   due 07/04/10 (EUR).................     1,035,000          936,759
   Series 01, 5% Bonds due 07/04/11
   (EUR)..............................       530,000          471,403

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Great Britain - .52%
   United Kingdom Treasury, 7.75%
   Bonds due 09/08/06 (GBP)...........  $    125,000      $   201,552
   8% Notes due 12/07/15 (GBP)........       180,000          338,356
  Guatemala - .23%
   Guatemala (Republic of), 10.25%
   Notes due 11/08/11 (a).............       225,000          237,375
  Hungary - .73%
   Hungary (Government of) Bonds,
   Series 04/J, 8.50% due 10/12/04
   (HUF)..............................    91,390,000          335,709
   Series 05/E, 9.25% due 05/12/05
   (HUF)..............................    16,830,000           63,702
   Series 06/E, 8.50% due 05/12/06
   (HUF)..............................    93,260,000          350,191
  Ivory Coast - .02%
   Ivory Coast (Government of) Past
   Due Interest, Series F, 1.90% Bonds
   due 03/29/18 (FRF) (b)(e)..........       952,875           19,889
  Mexico - 1.48%
   United Mexican States Bonds, 5.01%
   due 12/31/19 (DEM).................       380,000          145,234
   11.50% due 05/15/26................       145,000          183,236
   Series MTN, 8.30% due 08/15/31.....     1,010,000          988,098
   United Mexican States
   Collateralized Fixed Rate Par
   Bonds, Series W-A, 6.25% Sec. Bonds
   due 12/31/19.......................       220,000          205,389
  Netherlands - .70%
   Netherlands (Government of) Bonds,
   5.50% due 07/15/10 (EUR)...........       780,000          715,464
  Peru - .35%
   Peru (Republic of), Zero Coupon Sr.
   Notes due 02/28/16.................       662,621          356,423
  Philippines - .93%
   Philippines (Republic of), 9.375%
   Bonds due 12/07/06 (EUR) (a)(f)....       140,000          127,787
   9.875% Unsec. Bonds due 01/15/19...       225,000          212,625
   9.875% Notes due 03/16/10..........       270,000          278,100
   10.625% Notes due 03/16/25.........       345,000          337,237
  Poland - .74%
   Poland (Republic of) Bonds, Series
   0506, 8.50% due 05/12/06 (PLN).....     3,135,000          764,902
  Russia - 3.81%
   Russia (Government of), 0%/7.50%
   Unsec. Unsub. Bonds due 03/31/30
   (a)................................        49,375           28,637
   Russian Federation, 5% Unsub. Notes
   due 03/31/30 (o)...................     4,557,875        2,646,302
   8.25% Unsec. Unsub. Notes due
   03/31/10 (o).......................        97,906           85,178
   8.25% Unsub. Bonds due 03/31/10
   (o)................................       270,925          235,705
   10% Unsec. Unsub. Notes due
   06/26/07 (o).......................       745,000          734,756
   Russian Ministry of Finance Unsec.
   Debs., Series IV, 3% due
   05/14/03...........................       215,000          194,844
  Spain - .22%
   Spain (Kingdom of), 5.40%
   Guaranteed Bonds, Bonos y
   Obligaciondel Estado due 07/30/11
   (EUR)..............................       250,000          225,914
  Sweden - .09%
   Sweden (Kingdom of), 8% Bonds,
   Series 1037 due 08/15/07 SEK.......       805,000           87,763

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
  Turkey - .26%
   Turkey (Republic of), 11.75% Bonds
   due 06/15/10 (o)...................  $    100,000      $    97,805
   Sr. Unsec. Unsub. Notes, 11.875%
   due 01/15/30 (o)...................       140,000          135,100
   Sr. Unsub. Bonds, 12.375% due
   06/15/09...........................        31,000           31,310
  Ukraine - .40%
   Ukraine (Government of), 11% due
   03/15/07...........................       425,820          406,061
  Venezuela - .42%
   Venezuela (Republic of), 9.25%
   Bonds due 09/15/27.................       375,000          233,437
   Series DL, 2.88% due 12/18/07
   (c)................................       285,710          202,108
                                                          -----------
  Total Foreign Government Obligations (cost:
   $22,934,226)                                            24,279,591
                                                          -----------
LOAN PARTICIPATIONS - .23%
  Algeria (Republic of), Trust 111
   Notes, Tranche 3, 1.06% due
   03/04/10 (JPY) (e)(f)..............     8,084,119           49,496
   7.19% Notes due 03/04/10 (f).......        13,527           11,633
  Morocco (Kingdom of), Loan
   Participation Agreements, Tranche
   A, 5.09% due 01/05/09 (c)(f).......        69,107           61,333
  Shoshone Partners Loan Trust, 8.00%
   Sr. Notes due 04/28/02 (a)(c)(f)...       250,000          110,434
                                                          -----------
  Total Loan Participations (cost: $380,022)                  232,896
                                                          -----------
CORPORATE BONDS AND NOTES - 35.60%
  Aerospace/Defense - .32%
   Alliant Techsystems, Inc., 8.50 due
   05/15/11...........................       200,000          208,000
   BE Aerospace, Inc., 8.88% Sr. Sub.
   Notes due 05/01/11.................       100,000           85,000
   Fairchild Corp. (The), Cl. A,
   10.75% Sr. Unsec. Sub. Notes due
   04/15/09...........................       100,000           34,000
  Air Transportation - .39%
   Amtran, Inc., 10.50% Sr. Notes due
   08/01/04...........................       450,000          358,875
   Atlas Air, Inc.,
   9.375% Sr. Unsec. Notes due
   11/15/06...........................        50,000           41,500
  Aluminum - .38%
   Century Aluminum Co., 11.75% Sr.
   Sec. Notes due 04/15/08............       100,000          103,500
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Notes due
   02/01/03...........................       400,000          292,000
  Automotive - .86%
   AutoNation, Inc., 9% Bonds due
   08/01/08 (a).......................       200,000          203,500
   Collins & Aikman Products Co.,
   10.75% Sr. Unsec. Sub. Notes due
   12/31/11 (a).......................       100,000          100,250
   CSK Auto, Inc., 12% Sr. Notes due
   06/15/06 (a).......................       100,000          100,750
   Delco Remy International, Inc., 11%
   Sr. Sub. Notes due 05/01/09........       100,000          102,000
   Dura Operating Corp., 9% Sr. Sub.
   Notes due 05/01/09.................       300,000          282,000
   Hayes Lemmerz International, Inc.,
   11.875% Sr. Notes due 06/15/06
   (a)(b).............................       200,000           95,000
   Hayes Wheels International, Inc.,
   9.125% Sr. Sub. Notes due 07/15/07
   (b)................................       150,000            6,750

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Banks - .93%
   Hanvit Bank,
   0%/12.75% Unsec. Sub. Notes due
   03/01/10 (a)(d)....................  $     35,000      $    38,985
   0%/12.75% Unsec. Sub. Notes due
   03/01/10 (d).......................       340,000          378,760
   KFW International Finance, Inc.,
   1.75% Bonds due 03/23/10 (JPY).....     2,000,000           16,224
   Local Financial Corp., 11% Sr.
   Notes due 09/08/04 (a)(f)..........        50,000           53,000
   Oesterreichische Kontrollbank AG,
   1.80% Unsec. Notes due 03/22/10
   (JPY)..............................    57,000,000          460,788
   Ongko International Finance Co. BV,
   10.50% Sec. Notes due 03/29/04
   (a)(b)(f)..........................        40,000              900
   SBS Agro Finance BV, 10.25% Bonds
   due 07/21/49 (b)(f)................        75,000            3,375
  Broadcasting - 1.10%
   AMFM Operating, Inc., Series E,
   12.625% Sr. Sub. Debentures due
   10/31/06 (h)(f)....................        31,600           33,693
   Chancellor Media Corp., Series B,
   8.75% Sr. Unsec. Sub. Notes due
   06/15/07...........................        50,000           52,000
   Cumulus Media, Inc., 10.375% Sr.
   Unsec. Sub. Notes due 07/01/08.....        50,000           52,375
   Emmis Communications Corp.,
   0%/12.50% Sr. Unsec. Disc. Notes
   due 03/15/11 (d)...................       150,000           90,750
   Series B, 8.125% Sr. Unsec. Sub.
   Notes due 03/15/09.................       150,000          143,625
   Radio One Inc., 8.875% due
   07/01/11...........................       200,000          206,500
   Sinclair Broadcast Group, Inc.,
   8.75% Sr. Sub. Notes due
   12/15/07...........................        50,000           49,875
   8.75% Sr. Sub. Notes due 12/15/11
   (a)................................       100,000          100,000
   9% Sr. Unsec. Sub. Notes due
   07/15/07...........................       100,000          100,500
   Spanish Broadcasting System, Inc.,
   9.625% Sr. Sub. Notes due
   11/01/09...........................       200,000          198,000
   Young Broadcasting, Inc., 8.50% Sr.
   Sub. Debentures due 12/15/08 (a)...       100,000          100,500
  Building Materials - .29%
   Nortek, Inc., 9.875% Sr. Sub. Notes
   due 06/15/11.......................       100,000           99,000
   Series B, 9.125% Sr. Unsec. Notes
   due 09/01/07.......................       200,000          203,000
  Cable Television - 3.64%
   Adelphia Communications Corp.,
   9.25% Sr. Notes due 10/01/02.......       200,000          201,250
   9.375% Sr. Notes due 11/15/09......       200,000          192,250
   10.25% Sr. Unsec. Notes due
   11/01/06...........................       100,000          102,000
   10.25% Sr. Unsec. Sub. Notes due
   06/15/11...........................       250,000          249,375
   10.875% Sr. Unsec. Notes due
   10/01/10...........................       250,000          255,312
   Series B, 8.375% Sr. Notes due
   02/01/08...........................        25,000           23,156
   Series B, 10.50% Sr. Unsec. Notes
   due 07/15/04.......................        50,000           50,187
   Callahan Nordrhein Westfalen,
   14.125% Sr. Notes due 07/15/11
   (EUR)..............................       300,000          154,947
   Charter Communications Holdings
   LLC, 0%/9.92% Sr. Disc. Notes due
   04/01/11 (d).......................       500,000          363,125
   8.25% Sr. Notes due 04/01/07.......        50,000           48,062
   10% due 05/15/11...................       400,000          407,000
   10% Sr. Notes due 04/01/09.........        50,000           51,312

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   10.75% Sr. Unsec. Notes due
   10/01/09...........................  $    300,000      $   316,500
   11.125% Sr. Unsec. Notes due
   01/15/11...........................       100,000          106,000
   Classic Cable, Inc., 10.50% Sr.
   Sub. Notes due 03/01/10 (b)........        25,000            6,250
   Diamond Cable Communications PLC,
   0%/11.75% Sr. Disc. Notes due
   12/15/05 (d).......................       200,000           52,000
   EchoStar Broadband Corp., 10.375%
   Sr. Notes due 10/01/07.............       100,000          104,750
   EchoStar DBS Corp., 9.375% Sr.
   Unsec. Notes due 02/01/09..........       400,000          412,000
   Insight Midwest LP/Insight Capital,
   Inc., 9.75% Sr. Notes Due
   10/01/09...........................       100,000          105,500
   Mediacom LLC/Mediacom Capital
   Corp., 9.50% Sr. Notes due
   01/15/13...........................       200,000          207,500
   NTL Communications Corp., Series B,
   0%/9.75% Sr. Unsec. Notes due
   04/15/09 (GBP) (d).................       200,000           75,681
   NTL, Inc., Series B, 0%/9.75% Sr.
   Deferred Coupon Notes due 04/01/08
   GBP (d)............................       200,000           81,502
   Rogers Communications, Inc., 8.75%
   Sr. Notes due 07/15/07 (CAD).......       100,000           62,177
   TeleWest Communications PLC,
   0%/11.375% Sr. Disc. Notes due
   02/01/10 (d).......................       100,000           38,500
   0%/9.875% Sr. Disc. Notes due
   04/15/09 (GBP) (d).................       100,000           61,127
   United International Holdings,
   Inc., Series B, 0%/10.75% Sr. Disc.
   Notes due 02/15/08 (d).............        75,000           21,750
  Chemicals - .94%
   Compass Minerals Group, Inc., 10%
   Sr. Sub. Notes due 08/15/11 (a)....        50,000           51,875
   Huntsman Corp./ICI Chemicals Co.
   PLC,
   0% Sr. Unsec. Disc. Notes due
   12/31/09...........................       100,000           25,000
   10.125% Sr. Unsec. Sub. Notes due
   07/01/09...........................       100,000           96,000
   ISP Holdings, Inc., 10.625% Bonds
   due 12/15/09 (a)...................       100,000          100,000
   Lyondell Chemical Co., 9.50%
   Sec.Notes due 12/15/08 (a).........       100,000           99,000
   10.875% Sr. Sub. Notes due
   05/01/09...........................        50,000           46,250
   Series A, 9.625% Sr. Sec. Notes due
   05/01/07...........................        50,000           50,500
   Series B, 9.875% Sec. Notes due
   05/01/07...........................       100,000          100,500
   NL Industries, Inc., 11.75% Sr.
   Sec. Notes due 10/15/03............        32,000           31,680
   OM Group, Inc., 9.25% Sr. Sub.
   Notes due 12/15/11 (a).............       100,000          102,000
   PCI Chemicals Canada, Inc., 9.25%
   Sec. Notes due 10/15/07 (b)........        50,000           21,000
   Pioneer Americas Acquisition Corp.,
   9.25% Sr. Notes due 06/15/07 (b)...        50,000           14,063
   Polymer Group, Inc., 9% Sr. Sub.
   Notes due 07/01/07.................       100,000           29,000
   Sterling Chemicals, Inc., 11.75%
   Sr. Unsec. Sub. Notes due 08/15/06
   (b)................................       200,000           14,000
   Series B, 12.375% Sr. Sec. Notes
   due 07/15/06 (b)...................       220,000          182,600

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Commercial Finance - .24%
   Asat Finance LLC, 12.50% Sr. Unsec.
   Notes due 11/01/06.................  $     32,500      $    22,100
   Korea Exchange Bank, 0%/13.75%
   Unsec. Sub. Bonds due 06/30/10
   (d)................................       205,000          227,940
  Consumer Services - .16%
   Key3Media Group, Inc., 11.25% Bonds
   due 06/15/11.......................       200,000          168,000
  Containers - .10%
   Ball Corp., 7.75% Sr. Unsec. Notes
   due 08/01/06 (f)...................        50,000           53,250
   8.25% Sr. Unsec. Sub. Notes due
   08/01/08 (f).......................        50,000           52,750
  Diversified Financial - 1.89%
   AMRESCO, Inc., Series 97-A, 10% Sr.
   Sub. Notes due 03/15/04 (b)........        75,000           18,750
   Series 98-A, 9.875% Sr. Sub. Notes
   due 03/15/05 (b)...................       100,000           25,000
   BF Saul REIT, Series B, 9.75% Sr.
   Sec. Notes due 04/01/08 (f)........       165,000          160,050
   Finova Group, Inc. (The), 7.50%
   Notes due 11/15/09.................       120,000           50,400
   Fuji JGB Investment LLC, 9.87%
   Non-Cum. Preferred Bonds due
   12/31/49...........................       100,000           75,460
   Fuji JGB Investment LLC, 9.87%
   Non-Cum. Preferred Bonds, Series A,
   due 12/31/49 (a)...................       335,000          258,567
   IBJ Preferred Capital Co. (The)
   LLC, Floating Rate Bonds due
   12/29/49 (a).......................       550,000          402,044
   IStar Financial, Inc., 8.75% Sr.
   Unsec. Notes 08/15/08..............       300,000          300,209
   LaBranche & Co., Inc., 12% Sr. Sub.
   Notes due 03/02/07.................        50,000           57,000
   Pemex Project Funding Master Trust,
   9.125% Unsec. Unsub. Notes due
   10/13/10...........................       560,000          593,600
  Diversified Media - .41%
   Lamar Media Corp., 9.625% Sr.
   Unsec. Sub. Notes due 12/01/06.....       100,000          104,625
   Mail-Well Corp., 8.75% Sr. Unsec.
   Sub. Notes due 12/15/08............       150,000          117,000
   WRC Media Corp., 12.75% Sr. Sub.
   Notes due 11/15/09.................       200,000          200,500
  Drug/Bio-Pharmaceuticals - .11%
   ICN Pharmaceutical, Inc., 8.75% Sr.
   Notes due 11/15/08 (a).............       100,000          112,000
  Electrical Utilities - .93%
   AES Corp. (The), 8.75% Sr. Unsec.
   Unsub. Notes due 06/15/08..........       250,000          220,000
   8.875% Sr. Unsec. Notes due
   02/15/11...........................       100,000           88,000
   AES Drax Holdings Ltd., Series B,
   10.41% Sr. Sec. Sub. Notes due
   12/31/20...........................       100,000           89,250
   Caithness Coso Funding Corp.,
   Series B, 9.05% Sr. Sec. Notes due
   12/15/09 (f).......................       100,000          102,000
   Calpine Corp., 8.50% Sr. Notes due
   02/15/11...........................       200,000          181,994
   8.75% Sr. Notes due 07/15/07.......        75,000           67,694
   Central Termica Guemes SA, 2%
   Unsec. Bonds due 09/26/10 (b)(f)...        45,000            2,700
   CMS Energy Corp., 8.50% Sr. Notes
   due 04/15/11.......................       100,000           99,902
   9.875% Sr. Unsec. Notes due
   10/15/07...........................       100,000          106,079

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
  Electronics - .63%
   Amkor Technology, Inc., 9.25% Sr.
   Notes due 2/15/08..................  $    100,000      $    94,500
   9.25% Sr. Unsec. Notes due
   5/01/06............................       300,000          286,500
   Fairchild Semiconductor Corp.,
   10.375% Sr. Unsec. Notes due
   10/01/07...........................        50,000           52,125
   10.50% Sr. Sub. Notes due
   02/01/09...........................       100,000          106,250
   Flextronics International Ltd.,
   9.875% Sr. Sub. Notes due
   07/01/10...........................       100,000          105,000
  Energy Services - 1.89%
   Chesapeake Energy Corp., 8.125% Sr.
   Notes due 04/01/11.................       250,000          242,500
   Clark Refinancing & Marketing,
   Inc., 8.875% Sr. Sub. Notes due
   11/15/07...........................        50,000           40,500
   Denbury Management, Inc., 9% Sr.
   Sub. Notes due 03/01/08............       100,000           93,750
   Dresser, Inc., 9.375% Sr. Sub.
   Notes due 04/15/11.................       100,000          102,000
   Frontier Oil Corp., 11.75% Sr.
   Notes due 11/15/09 (f).............        50,000           53,000
   Grant Geophysical, Inc., Series B,
   9.75% Sr. Unsec. Notes due 02/15/08
   (f)................................        90,000           63,000
   Hornbeck-Leevac Marine Services,
   Inc., 10.625% Sr. Notes due
   08/01/08 (a).......................       250,000          253,750
   Leviathan Gas Pipeline/Leviathan
   Finance Corp., 10.375% Sr. Unsec.
   Sub. Notes due 06/01/09............       200,000          212,000
   Ocean Rig Norway AS, 10.25% Sr.
   Sec. Notes due 06/01/08............       300,000          261,000
   Peabody Energy Corp., Series B,
   9.625% Sr. Sub. Notes due
   05/15/08...........................        81,000           86,873
   Ram Energy, Inc., 11.50% Sr. Unsec.
   Notes due 02/15/08.................       350,000          259,000
   Stone Energy Corp., 8.75% Sr. Sub.
   Notes due 09/15/07.................        85,000           86,700
   Universal Compression, Inc.,
   0%/9.875% Sec. Disc. Notes due
   02/15/08 (d).......................       200,000          190,000
  Entertainment - .09%
   AMC Entertainment, Inc., 9.50% Sr.
   Unsec. Sub. Notes due 02/01/11.....       100,000           97,125
  Environmental - 1.30%
   Allied Waste North America, Inc.,
   8.50% Sr. Notes due 12/01/08 (a)...       300,000          303,000
   Series B, 8.875% Sr. Sec. Notes due
   04/01/08...........................       200,000          206,000
   Series B, 10% Sr. Unsec. Sub. Notes
   due 08/01/09.......................       600,000          618,000
   Azurix Corp., Series B, 10.375% Sr.
   Unsec. Notes due 02/15/07..........       100,000           70,000
   Series B, 10.75% Sr. Unsec. Notes
   due 02/15/10.......................        50,000           35,000
   URS Corp., Series B, 12.25% Sr.
   Sub. Notes due 05/01/09............       100,000          102,375
  Food - .96%
   Aurora Foods, Inc., Series B, 8.75%
   Sr. Sub. Notes due 07/01/08........       100,000           91,000
   Del Monte Corp., 9.25% Sr. Sub.
   Notes due 05/15/11.................       200,000          209,000
   Doane Pet Care Co., 9.75% Sr.
   Unsec. Sub. Notes due 05/15/07
   (f)................................       173,000          141,860
   Great Atlantic & Pacific Tea Co.,
   Inc., 9.125% Sr. Notes due
   12/15/11...........................       100,000          100,250

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Packaged Ice, Inc., Series B, 9.75%
   Sr. Unsec. Notes due 02/01/05......  $     25,000      $    18,000
   SC International Services, Inc.,
   Series B, 9.25% Sr. Sub. Notes due
   09/01/07...........................        50,000           35,000
   Smithfield Foods, Inc., 7.625% Sr.
   Unsec. Sub. Notes due 02/15/08
   (f)................................       100,000           98,000
   Sparkling Spring Water Group, Ltd.,
   11.50% Sr. Sec. Sub. Notes due
   11/15/07 (f).......................        50,000           38,500
   United Biscuits Finance, 10.75% Sr.
   Sub. Notes due 04/15/11 (GBP)......       100,000          161,472
   Winn-Dixie Stores, Inc., 8.875% Sr.
   Notes due 04/01/08.................       100,000           95,500
  Food and Drug Retailers - .35%
   Fleming Companies, Inc., 10.125%
   Sr. Notes due 04/01/08.............       100,000          101,000
   10.625% Sr. Sub. Notes due
   07/31/07...........................       100,000           95,500
   Series B, 10.625% Sr. Sub. Notes
   due 07/31/07.......................       100,000           95,500
   Pantry, Inc. (The), 10.25% Sr. Sub.
   Notes due 10/15/07.................        50,000           49,125
   Shoppers Food Warehouse Corp.,
   9.75% Sr. Notes due 06/15/04.......        20,000           20,900
  Health Care/Supplies & Services - 1.24%
   Fresenius Medical Care Capital
   Trust II, 7.875% Notes due
   02/01/08...........................       190,000          190,475
   Fresenius Medical Care Capital
   Trust III, 7.375% Notes due
   02/01/08 (DEM) (a).................        10,000            4,484
   Fresenius Medical Care Capital
   Trust IV, 7.875% Trust Preferred
   Notes due 06/15/11.................       400,000          398,000
   Magellan Health Services, Inc., 9%
   Sr. Sub. Notes due 02/15/08........       150,000          133,500
   9.375% Sr. Notes due 11/15/07
   (a)................................       300,000          304,500
   Unilab Finance Corp., 12.75% Sr.
   Sub. Notes due 10/01/09 (f)........        33,000           38,280
   VanGuard Health Systems, Inc.,
   9.75% Sr. Sub. Notes due 08/01/11
   (a)................................       200,000          210,000
  Homebuilders - 1.22%
   CB Richard Ellis Services, Inc.,
   11.25% Sr. Unsec. Notes due
   06/15/11...........................       250,000          213,750
   D.R. Horton, Inc., 7.875% Sr. Notes
   due 08/15/11.......................       200,000          195,000
   9.375% Sr. Unsec. Sub. Notes due
   03/15/11...........................       100,000          102,500
   9.75% Sr. Sub. Notes due
   09/15/10...........................        75,000           77,250
   Del Webb Corp., 10.25% Sr. Unsec.
   Sub. Notes due 02/15/10............       100,000          107,250
   KB Home, 7.75% Sr. Notes due
   10/15/04 (f).......................       100,000          101,500
   8.63% Sr. Sub. Notes due
   12/15/08...........................       250,000          251,250
   9.50% Sr. Unsec. Notes due
   02/15/11...........................       100,000          102,000
   Lennar Corp., Series B, 9.95% Sr.
   Unsec. Notes due 05/01/10..........       100,000          110,250
  Hotel/Gaming - 2.32%
   Aztar Corp., 9% Sr. Sub. Notes due
   08/15/11 (a).......................       250,000          257,500
   Capstar Hotel Co., 8.75% Sr. Sub.
   Notes due 08/15/07.................        25,000           20,937
   Felcor Lodging LP, 8.50% Sr. Notes
   due 06/01/11.......................       200,000          192,000

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Florida Panthers Holdings, Inc.,
   9.875% Sr. Sub. Notes due 04/15/09
   (f)................................  $    150,000      $   154,500
   Hollywood Casino Corp., 11.25% Sr.
   Sec. Notes due 05/01/07............       150,000          162,187
   Horseshoe Gaming LLC, 9.375% Sr.
   Sub. Notes due 06/15/07............        75,000           79,594
   Host Marriott LP, 9.50% Sr. Notes
   due 01/15/07 (a)...................       100,000          100,125
   Jupiters, Ltd., 8.50% Sr. Unsec.
   Notes due 03/01/06.................        75,000           75,000
   Mandalay Resort Group, 10.25% Sr.
   Sub. Notes due 08/01/07............       100,000          103,750
   Meristar Hospitality Corp., 8.75%
   Sr. Unsec. Sub. Notes due
   08/15/07...........................        50,000           41,875
   9.125% Sr. Notes due 01/15/11......       150,000          141,000
   Meristar Hospitality Operating
   Partnership/Finance Corp. II,
   10.50% Sr. Notes due 06/15/09
   (a)................................       100,000          100,125
   MGM Mirage, 8.375% Sr. Unsec. Sub.
   Notes due 02/01/11.................       300,000          296,250
   Mohegan Tribal Gaming Authority,
   8.125% Sr. Notes due 01/01/06
   (f)................................       100,000          102,750
   8.375% Sr. Sub. Notes due
   07/01/11...........................       200,000          206,000
   8.75% Sr. Unsec. Sub. Notes due
   01/01/09...........................        50,000           51,750
   Station Casinos, Inc., 9.88% due
   07/01/10...........................       200,000          203,250
   Vail Resorts, Inc., 8.75% Sr. Sub.
   Notes due 05/15/09 (a).............        50,000           48,500
   Venetian Casino Resort/Las Vegas
   Sands, Inc., 12.25% Mtg. Notes due
   11/15/04...........................        50,000           50,000
  Human Health Care - .18%
   Charles River Laboratories, Inc.,
   Series B, 13.50% Sr. Sub. Notes due
   10/01/09...........................        65,000           78,000
   Triad Hospitals, Inc., 8.75% Sr.
   Notes due 05/01/09.................       100,000          104,250
  Industrial Services - .80%
   American Plumbing & Mechanic, Inc.,
   Series B, 11.625% Sr. Gtd. Sub.
   Notes due 10/15/08.................        75,000           70,500
   Apcoa, Inc., 9.25% Sr. Unsec. Sub.
   Notes due 03/15/08 (f).............        50,000           19,000
   Budget Group, Inc., 9.125% Sr.
   Unsec. Notes due 04/01/06 (f)......       200,000           48,000
   Comforce Operating, Inc., Series B,
   12% Sr. Notes due 12/01/07.........        50,000           37,000
   Integrated Electrical Services,
   Inc., 9.375% Sr. Sub. Notes due
   02/01/09...........................       300,000          265,500
   IT Group, Inc., Series B, 11.25%
   Sr. Unsec. Sub. Notes due 04/01/09
   (f)................................       100,000           18,000
   Kindercare Learning Centers, Inc.,
   9.50% Sr. Sub. Notes due
   02/15/09...........................        50,000           47,750
   Protection One Alarm Monitoring,
   Inc., 7.375% Sr. Unsec. Notes due
   08/15/05...........................       100,000           82,000
   Safety-Kleen Corp., 9.25% Sr.
   Unsec. Notes due 05/15/09 (b)(f)...       150,000               15
   United Rentals, Inc., 10.75% Sr.
   Unsec. Notes due 04/15/08..........       150,000          161,250
   Series B, 9% Sr. Unsec. Sub. Notes
   due 04/01/09.......................        75,000           73,125

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Information Technology - .33%
   Cherokee International LLC, Series
   B, 10.50% Sr. Unsec. Notes due
   05/01/09 (f).......................  $    100,000      $    50,000
   Chippac International Ltd., Series
   B, 12.75% Sr. Unsec. Sub. Notes due
   08/01/09...........................       200,000          184,000
   Fisher Scientific International,
   Inc., 9% Sr. Unsec. Sub. Notes due
   02/01/08...........................       100,000          102,500
  Insurance - .04%
   Conseco, Inc., 10.75% Sr. Unsec.
   Notes due 06/15/08.................       100,000           44,400
  Leisure - .63%
   Hollywood Park, Inc., Series B,
   9.25% Sr. Unsec. Notes due
   02/15/07...........................        75,000           64,875
   Intrawest Corp., 9.75% Sr. Notes
   due 08/15/08.......................        75,000           73,125
   Premier Cruise, Ltd., 11% Sr. Notes
   due 03/15/08 (b)...................        50,000                0
   Premier Parks, Inc.
   0%/10% Sr. Disc. Notes due 04/01/08
   (d)................................       300,000          255,750
   9.25% Sr. Notes due 04/01/06.......        50,000           50,250
   9.75% Sr. Notes due 06/15/07.......       150,000          152,250
   Six Flags Entertainment Corp.,
   8.875% Sr. Notes due 04/01/06
   (f)................................        50,000           50,250
  Manufacturing - .87%
   Actuant Corp., 13% Sr. Sub. Notes
   due 05/01/09.......................        50,000           53,500
   Agco Corp., 9.50% Sr. Unsec. Notes
   due 05/01/08.......................       200,000          209,000
   Blount, Inc., 13% Sr. Sub. Notes
   due 08/01/09.......................        50,000           23,000
   Eagle-Picher Industries, Inc.,
   9.375% Sr. Unsec. Sub. Notes due
   03/01/08...........................       100,000           55,000
   Grove Worldwide LLC, 9.25% Sr. Sub.
   Notes due 05/01/08 (b)(f)..........       100,000            2,000
   Hydrochem Industrial Services,
   Inc., 10.375% Sr. Sub. Notes due
   08/01/07 (f).......................        50,000           36,000
   Insilco Holding Co., Series B, 12%
   Gtd. Sr. Sub. Notes due 08/15/07
   (f)................................        50,000            7,500
   International Wire Group, Inc.,
   Series B, 11.75% Sr. Sub. Notes due
   06/01/05...........................        65,000           53,300
   Jordan Industries, Inc., Series D,
   10.375% Sr. Unsec. Notes due
   08/01/07...........................       100,000           50,000
   Roller Bearing Co. of America,
   Inc., Series B, 9.625% Sr. Sub.
   Notes due 06/15/07 (f).............       125,000          109,375
   Terex Corp.,
   8.875% Sr. Unsec. Sub. Notes due
   04/01/08...........................        50,000           49,250
   9.25% Sr. Sub. Notes due 07/15/11
   (a)................................       100,000          100,000
   Series D, 8.875% Sr. Unsec. Sub.
   Notes due 04/01/08.................       100,000           98,500
   Unifrax Investment Corp., 10.50%
   Sr. Notes due 11/01/03 (f).........        50,000           50,000
  Metal:Diversified - .24%
   Centaur Mining & Exploration, Ltd.,
   11% Gtd. Sr. Notes due 12/01/07
   (b)(f).............................        25,000            1,250
   Great Lakes Carbon Corp., Series B,
   10.25% Sr. Sub. Notes due
   05/15/08...........................       159,000           95,400

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Metallurg Holdings, Inc., 0%/12.75%
   Sr. Disc. Notes due 07/15/08
   (d)(f).............................  $     50,000      $    19,000
   Metallurg, Inc., 11% Sr. Notes due
   12/01/07...........................       150,000          129,000
  Nondurable Household Goods - .64%
   AKI Holdings, Inc., 0%/13.50% Sr.
   Disc. Debentures due 07/01/09
   (f)(d).............................        50,000           25,000
   AKI Inc., 10.50% Sr. Unsec. Notes
   due 07/01/08.......................        50,000           47,500
   Globe Manufacturing Corp., Series
   B, 10% Sr. Unsec. Sub. Notes due
   08/01/08 (b).......................       100,000                0
   Holmes Products Corp., 9.875% Sr.
   Unsec. Sub. Bonds due 11/15/07
   (f)................................        25,000            8,563
   Phillips-Van Heusen Corp., 9.50%
   Sr. Unsec. Sub. Notes due 05/01/08
   (f)................................        50,000           51,000
   Playtex Products Inc., 9.38% due
   06/01/11...........................       250,000          263,750
   Revlon Consumer Products, Inc., 12%
   Sr. Sec. Notes due 12/01/05 (a)....        50,000           49,687
   Revlon Consumer Products, Inc., 9%
   Sr. Notes due 11/01/06.............       200,000          137,000
   Salton, Inc., 10.75% Sr. Unsec.
   Sub. Notes due 12/15/05............        75,000           73,500
   Styling Technology Corp., 10.875%
   Sr. Unsec. Sub. Notes due 07/01/08
   (b)(f).............................        35,000                0
  Office Equipment - .10%
   Buhrmann US, Inc., 12.25% Sr.
   Unsec. Sub. Notes due 11/01/09.....       100,000          100,000
  Oil - Domestic - .19%
   Hanover Equipment Trust, 8.50% Sr.
   Sec. Notes, Trust 2001, C1. A, due
   09/01/08 (a).......................       100,000          104,000
   SESI LLC, 8.875% Sr. Unsec. Notes
   due 05/15/11.......................       100,000           94,000
  Oil - International - .29%
   Petroleos Mexicanos, 9.50% Sr. Sub.
   Notes due 09/15/27.................       285,000          301,388
  Paper - 1.15%
   Ainsworth Lumber Co. Ltd., 12.50%
   Sr. Notes due 07/15/07.............       100,000           99,000
   13.875% Sr. Notes due 07/15/07
   (a)................................       100,000          103,500
   Doman Industries Ltd., 8.75% Sr.
   Notes due 03/15/04.................       200,000           36,000
   Gaylord Container Corp., 9.75%
   Unsec. Sr. Notes due 06/15/07......       100,000           84,500
   Packaging Corp. of America, 9.625%
   Sr. Unsec. Sub. Notes due
   04/01/09...........................       150,000          164,250
   Repap New Brunswick, Inc., 9% First
   Priority Sr. Sec. Notes due
   06/01/04 (f).......................        50,000           52,500
   Riverwood International Corp.,
   10.625% Sr. Unsec. Notes due
   08/01/07...........................       300,000          315,000
   10.875% Sr. Sub. Notes due
   04/01/08...........................       100,000          101,500
   Stone Container Corp., 9.25% Sr.
   Notes due 02/01/08.................        50,000           52,750
   9.75% Sr. Notes due 02/01/11.......       100,000          106,250
   US Timberlands Co. LP, 9.625% Sr.
   Notes due 11/15/07.................       100,000           67,000
  Publishing - .11%
   Penton Media, Inc., 10.375% Sr.
   Sub. Notes due 06/15/11............       200,000          114,000

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
Restaurants - .00%
   Family Restaurants, Inc., 9.75% Sr.
   Notes due 02/01/02 (b)(f)..........  $     75,000      $     3,000
  Shipping - .18%
   Great Lakes Dredge & Dock Corp.,
   11.25% Sr. Unsec. Sub. Notes due
   08/15/08...........................       110,000          112,337
   Millenium Seacarriers, Inc., 12%
   Gtd. Sr. Sec. First Priority Ship
   Mortgage Notes due 07/15/05 (f)....       100,000           59,000
   Navigator Gas Transportation PLC,
   10.50% First Priority Ship Mortgage
   Notes due 06/30/07 (a).............        25,000           12,281
  Special Purpose Financial - .30%
   IPC Acquisition Corp., 11.50% Sr.
   Sub. Notes due 12/15/09 (a)........       100,000          100,000
   Tokai Preferred Capital Co., LLC,
   Series A, 9.98% Non-Cum. Bonds due
   12/29/49 (a).......................       240,000          209,029
  Specialty Retailing - .69%
   Amazon.com, Inc., 0%/10% Unsec. Sr.
   Disc. Notes due 05/01/08 (d).......       275,000          203,500
   Eye Care Centers of America, Inc.,
   9.125% Sr. Unsec. Sub. Notes due
   05/01/08 (f).......................        25,000           11,781
   Finlay Fine Jewelry Corp., 8.375%
   Sr. Notes due 05/01/08 (f).........        50,000           44,750
   Ingram Micro, Inc., 9.875% Sr.
   Unsec. Sub. Notes due 08/15/08
   (f)................................       300,000          303,750
   Petco Animal Supplies, Inc., 10.75%
   Sr. Sub. Notes due 11/01/11 (a)....        50,000           51,000
   Saks, Inc., 9.875% Notes due
   10/01/11 (a).......................       100,000           93,500
  Steel - .36%
   AK Steel Corp., 7.875% Sr. Unsec.
   Notes due 02/15/09.................        50,000           49,000
   California Steel Industries, Series
   B, 8.50% Sr. Unsec. Notes due
   04/01/09...........................        75,000           73,500
   National Steel Corp., Series D,
   9.875% First Mortgage due
   03/01/09...........................       150,000           52,500
   United States Steel LLC, 10.75% Sr.
   Notes due 08/01/08.................       200,000          191,000
  Telecommunications - Long Distance - 1.48%
   360 Networks Inc., 13% Sr. Unsec.
   Notes due 05/01/08 EUR (b)(f)......        50,000              445
   Adelphia Business Solutions, Inc.,
   12% Sr. Sub. Notes due 11/01/07....        50,000              500
   Allegiance Telecom, Inc., Series B,
   0%/11.75% Sr. Unsec. Disc. Notes
   due 02/15/08 (d)...................       200,000           88,000
   Colo.Com, Inc., 13.875% Sr. Notes
   due 03/15/10 (b)(f)................        50,000            1,000
   Colt Telecom Group PLC, 0%/12%
   Unsec. Sr. Unsec. Disc. Notes due
   12/15/06 (d)(f)....................       125,000          110,000
   7.625% Bonds due 07/31/08 (DEM)....       200,000           63,734
   Covad Communications Group, Inc.,
   0%/13.50% Sr. Disc. Notes due
   03/15/08 (b)(d)(f).................       200,000           30,000
   Dobson Communications Corp.,
   10.875% Sr. Unsec. Notes due
   07/01/10...........................       100,000          103,250
   Equinix, Inc., 13% Sr. Notes due
   12/01/07 (f).......................        50,000           16,750

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Exodus Communications, Inc., 10.75%
   Sr. Unsec. Sub. Notes due 12/15/09
   (EUR) (b)..........................  $    100,000      $    18,698
   Flag Telecom Holdings Ltd., 11.625%
   Sr. Notes due 03/30/10 EUR.........        25,000           10,239
   Focal Communications, Inc.,
   0%/12.125% Sr. Unsec. Disc. Notes
   due 02/15/08 (d)...................        20,000            5,600
   11.875% Sr. Notes due 01/15/10.....        10,000            4,100
   Global Crossing Holdings, Ltd.,
   8.70% Sr. Notes due 08/01/07.......        50,000            4,500
   Global TeleSystems Group, Inc.,
   10.50% Sr. Unsec. Bonds due
   12/01/06 (EUR) (b)(f)..............        50,000            3,116
   Intermedia Communications, Inc.,
   Series B, 0%/12.25% Sr. Disc. Notes
   due 03/01/09 (d)...................       100,000           89,125
   Jazztel PLC, 13.25% Sr. Notes due
   12/15/09 (EUR).....................       100,000           35,615
   KMC Telecom Holdings, Inc.,
   0%/12.50% Sr. Unsec. Disc. Notes
   due 02/15/08 (d)...................       300,000           12,000
   KPNQwest BV, 8.875% Sr. Notes due
   02/01/08 (EUR) (f).................       100,000           45,416
   Level 3 Communications, Inc.,
   0%/10.50% Sr. Disc. Notes due
   12/01/08 (d).......................       750,000          210,000
   Loral Space & Communications, Ltd.,
   9.50% Sr. Notes due 01/15/06.......        50,000           27,500
   Metromedia Fiber Network, Inc.,
   10% Sr. Notes due 12/15/09.........       100,000           29,000
   Series B, 10% Sr. Unsec. Notes due
   11/15/08...........................       150,000           43,500
   Metromedia International Group,
   Inc., 0%/10.50% Sr. Unsec. Disc.
   Notes due 09/30/07 (d)(f)..........        85,684           37,701
   Netia Holdings BV, Series B, 0%/11%
   Sr. Disc. Notes due 11/01/07 (DEM)
   (d)................................        50,000            3,689
   NorthPoint Communications Group,
   Inc., 12.875% Notes due 02/15/10
   (b)................................        50,000           10,250
   Ntelos, Inc., 13% Sr. Notes due
   08/15/10 (f).......................        50,000           36,000
   Optel, Inc., Series B, 13% Sr.
   Notes due 02/15/05 (b)(f)..........        25,000           11,250
   PSINet, Inc., 11% Sr. Notes due
   08/01/09 (b).......................       100,000            7,500
   RCN Corp., 10.125% Sr. Unsec. Notes
   due 01/15/10.......................       107,000           44,405
   Rhythms NetConnections, Inc., 14%
   Sr. Unsec. Notes due 02/15/10
   (b)................................        50,000            4,000
   Shaw Communications, Inc., 8.54%
   Debentures due 09/30/27 (CAD)......        80,000           47,591
   Tele1 Europe BV, 11.875% Sr. Notes
   due 12/01/09 (EUR).................        75,000           22,037
   Teligent, Inc., 11.50% Sr. Notes
   due 12/01/07 (b)(f)................       100,000              250
   Time Warner Telecom, Inc.,
   9.75% Sr. Notes due 07/15/08.......        50,000           40,125
   10.125% Sr. Unsec. Notes due
   02/01/11...........................       200,000          160,500
   United Pan-Europe Communications
   NV, 11.25% Sr. Notes due 11/01/09
   (EUR)..............................       250,000           35,620
   Viatel, Inc., 11.25% Sr. Sec. Notes
   due 04/15/08 (b)(f)................       100,000              125

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Williams Communications Group,
   Inc., 10.875% Sr. Unsec. Notes due
   10/01/09...........................  $    200,000      $    82,000
   XO Communications, Inc.,
   0%/12.25% Sr. Unsec. Disc. Notes
   due 06/01/09 (b)(d)................       150,000           12,000
   9% Sr. Unsec. Notes due 03/15/08
   (b)................................       100,000           12,000
   10.75% Sr. Unsec. Notes due
   11/15/08 (b).......................        50,000            6,000
  Textile, Apparel & Home Furnishings - .02%
   Galey & Lord, Inc., 9.125% Sr.
   Unsec. Sub. Notes due 03/01/08.....       100,000           19,750
  Wireless - 4.31%
   Alamosa Delaware, Inc., 12.50% Sr.
   Notes due 02/01/11.................       100,000          102,000
   American Cellular Corp., 9.50% Sr.
   Unsec. Sub. Notes due 10/15/09.....       200,000          194,000
   American Tower Corp., 9.38% Sr.
   Notes due 02/01/09.................       300,000          241,500
   Cellnet Data Systems, Inc., 0%/14%
   Sr. Disc. Notes due 10/01/07
   (d)(f).............................        45,000               56
   Crown Castle International Corp.,
   0%/10.375% Sr. Disc. Notes due
   05/15/11 (d).......................       350,000          217,000
   0%/10.625% Sr. Unsec. Disc. Notes
   due 11/15/07 (d)...................        75,000           63,000
   9.38% Sr. Notes due 08/01/11.......       100,000           91,750
   Horizon PCS, Inc., 14% Sr. Disc.
   Notes due 10/01/10.................       200,000          103,000
   Leap Wireless International, Inc.,
   0%/14.50% Sr. Unsec. Disc. Notes
   due 04/15/10 (d)...................       400,000          142,000
   12.50% Sr. Notes due 04/15/10......        50,000           38,000
   Metrocall, Inc., 10.375% Sr. Sub.
   Notes due 10/01/07 (b)(f)..........        50,000              375
   Microcell Telecommunications, Inc.,
   0%/12% Sr. Unsec. Disc. Notes due
   06/01/09 (d).......................       250,000          115,000
   Series B, 0%/11.125% Sr. Disc.
   Notes due 10/15/07 (CAD) (d)(f)....       100,000           38,214
   Millicom International Cellular SA,
   0%/13.50% Sr. Disc. Notes due
   06/01/06 (d).......................       160,000          105,600
   Nextel Communications, Inc.,
   0%/9.95% Sr. Disc. Notes, due
   02/15/08 (d).......................        75,000           51,563
   0%/10.65% Sr. Disc. Notes, due
   09/15/07 (d).......................       300,000          229,500
   9.375% Sr. Unsec. Notes, due
   11/15/09...........................       300,000          237,000
   Nextel Partners, Inc., 11% Sr.
   Notes due 03/15/10.................        50,000           40,500
   Omnipoint Corp., 11.50% Sr. Notes
   due 09/15/09 (a)...................       315,000          363,825
   ORBCOMM Global LP/ORBCOMM Capital
   Corp., Series B, 14% Sr. Notes due
   08/15/04 (b)(f)....................        75,000            2,250
   Orion Networks Systems, Inc.,
   0%/12.50% Sr. Disc. Notes due
   01/15/07 (d).......................       200,000           97,000
   Pinnacle Holdings, Inc., 0%/10% Sr.
   Unsec. Disc. Notes due 03/15/08
   (d)................................       100,000           24,500
   Price Communications Wireless,
   Inc.,
   9.125% Sec. Notes due 12/15/06
   (f)................................       100,000          106,000
   11.75% Sr. Sub. Notes due
   07/15/07...........................        50,000           54,500

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
   Rural Cellular Corp., Series B,
   9.625% Sr. Sub. Notes due
   05/15/08...........................  $    100,000      $   103,000
   SBA Communications Corp.,
   0%/12% Sr. Unsec. Disc. Notes due
   03/01/08 (d).......................       300,000          225,000
   10.25% Sr. Notes due 02/01/09......       100,000           85,500
   Spectrasite Holdings, Inc., 0%/12%
   Sr. Disc. Notes due 07/15/08 (d)...       200,000           62,000
   Telecorp PCS, Inc.,
   0%/11.625% Sr. Unsec. Sub. Disc.
   Notes due 04/15/09 (d).............        50,000           43,500
   10.625% Sr. Unsec. Sub. Notes due
   07/15/10...........................       200,000          232,000
   Tritel PCS, Inc.,
   0%/12.75% Sr. Unsec. Sub. Disc.
   Notes due 05/15/09 (d).............        50,000           42,500
   10.375% Sr. Sub. Notes due
   01/15/11...........................       100,000          114,500
   Triton PCS, Inc.,
   0%/11% Sr. Unsec. Sub. Disc. Notes
   due 05/01/08 (d)...................       100,000           90,500
   8.75% Sr. Sub. Notes due 11/15/11
   (a)................................       100,000          100,000
   9.375% Sr. Sub. Notes due
   02/01/11...........................       100,000          103,500
   US Unwired, Inc., 0%/13.375% Sr.
   Disc. Notes due 11/01/09 (d).......       300,000          211,500
   Voicestream Wireless Corp., 10.375%
   Sr. Notes due 11/15/09.............       325,377          369,303
                                                          -----------
  Total Corporate Bonds and Notes (cost:
   $42,490,060)                                            36,642,405
                                                          -----------
COMMON STOCKS - .08%
                                           shares
                                        ------------
  Aurora Foods, Inc. (b)..............         1,771            8,943
  Chesapeake Energy Corp. (b)(f)......         7,773           51,380
  Focal Communication Corp. (b).......        28,062           17,118
  ICO Global Communication Holdings
   Ltd. (b)...........................         3,007            6,014
  Optel, Inc. (b)(f)..................            85                1
  Southern Pacific Funding Corp.,
   Liquidating Trust (b)(f)...........        52,418                0
  Viatel, Inc. (b)....................           401                7
  WRC Media Corp. (b)(f)..............           270                3
                                                          -----------
  Total Common Stocks (cost: $219,566)                         83,466
                                                          -----------
PREFERRED STOCKS - .96%
  BankUnited Capital Trust, 10.25%
   Guaranteed Bonds due 12/31/26
   (f)................................       100,000           94,000
  Dobson Communications Corp., 13% Sr.
   Exchangeable (h)...................           266          266,000
  Dobson Communications Corp., 12.25%
   Sr. Exchangeable (h)...............           200          183,000
  e.spire Communications, Inc., 12.75%
   Jr. Redeemable (f)(h)..............            62                1
  Eagle-Picher Holdings, Inc., Series
   B, 0%/11.75% Cum. Exchangeable
   (b)(d)(f)..........................            10           10,000
  ICG Holdings, Inc., 14.25%
   Exchangeable (b)(f)(h).............            43                0
  Nebco Evans Holdings Co., 11.25% Sr.
   Redeemable Exchangeable
   (b)(f)(h)..........................         1,209              151
  Nextel Communications, Inc., Series
   E, 11.125% Exchangeable (h)........            65           32,500

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                                             value
                                           shares          (note 1)
                                        ------------      -----------
  Paxson Communications Corp., 13.25%
   Cum. Jr. Exchangeable (b)(h)(f)....             5      $       425
  PRIMEDIA, Inc.,
   Series F, 9.20% Exchangeable (f)...           100            4,600
   Series H, 8.625% Exchangeable......         5,000          230,000
  Rural Cellular Corp., Series B,
   11.375% Cum. Sr. (h)...............            64           54,400
  Sovereign Real Estate Investment
   Trust, Series A, 12% Non-Cum.
   (a)(b)(f)..........................       114,000          112,860
                                                          -----------
  Total Preferred Stocks (cost: $1,583,710)                   987,937
                                                          -----------
                                           units
                                        ------------
RIGHTS, WARRANTS AND CERTIFICATES - .50%
  ASAT Finance LLC Wts., Exp. 11/06
   (f)................................            50               75
  Charles River Laboratories, Inc.
   Wts., Exp. 10/09 (f)...............           100            2,000
  Chesapeake Energy Corp. Wts., Exp.
   01/03..............................         1,304               13
  Chesapeake Energy Corp. Wts., Exp.
   05/05..............................           991               99
  Chesapeake Energy Corp. Wts., Exp.
   09/04..............................         1,400               14
  Colo.Com, Inc. Wts., Exp. 03/10
   (f)................................            50                1
  Comunicacion Celular SA Wts., Exp.
   11/03 (f)..........................           100                2
  Convergent Communications, Inc.
   Wts., Exp. 04/08 (f)...............           100               25
  Equinix, Inc. Wts., Exp. 12/07
   (a)................................            50            1,000
  HF Holdings, Inc. Wts., Exp. 09/00
   (f)................................           361              361
  Horizon PCS, Inc. Wts., Exp. 10/10
   (a)(f).............................           200            8,000
  ICO Global Communication Holdings
   Ltd. Wts., Exp. 05/06(f)...........           755               23
  Insilco, Inc. Wts., Exp. 08/07
   (f)................................            20                0
  KMC Telecom Holdings, Inc. Wts.,
   Exp. 04/08 (a)(f)..................           100                5
  Leap Wireless Intl. Wts., Exp. 04/10
   (f)................................            50            2,000
  Long Distance Intl., Inc. Wts., Exp.
   04/08 (f)..........................            50                0
  Loral Space & Communications, Ltd.
   Wts., Exp. 01/07 (f)...............           100                1
  Mexico Value Rts., Exp. 06/03 MXN...     1,503,000            4,509
  Millenium Seacarriers, Inc. Wts.,
   Exp. 07/05 (a)(f)..................           100                1
  Morgan Stanley Dean Witter & Co.
   Wts., Exp. 06/03...................        45,750          452,806
  Ntelos, Inc. Wts., Exp. 08/10 (f)...            50              250
  Occidente Y Caribe Celular SA Wts.,
   Exp. 03/04 (f).....................           400            4,000
  Pathmark Stores, Inc. Wts., Exp.
   09/10..............................           970            8,827
  PLD Telekom, Inc. Wts., Exp. 06/06
   (a)(f).............................            50                1
  Price Communication Corp. Wts., Exp.
   08/07 (f)..........................           516           26,316

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                                             value
                                           units           (note 1)
                                        ------------      -----------
  Republic of Venezuela Wts., Exp.
   04/20..............................         2,800      $         0
  Verado Holdings, Inc., Cl. B Wts.,
   Exp. 04/08 (f).....................            75                1
                                                          ---------
  Total Rights, Warrants and Certificates (cost:
   $492,361)                                                  510,330
                                                          ---------
                                        face amount
                                        or units (j)
                                        ------------
STRUCTURED INSTRUMENTS - 1.28%
  Credit Suisse First Boston Corp.,
   Russian GKO Linked Notes,
   15% due 10/09/02 (c)(f) (RUR)......        63,050            1,538
   15% due 01/22/03 (c)(f) (RUR)......        63,050            1,535
   15% due 02/05/03 (c)(f) (RUR)......        63,050            1,516
   15% due 10/08/03 (c)(f) (RUR)......        63,050            1,465
   15% due 01/21/04 (c)(f) (RUR)......        63,050            1,440
   15% due 05/21/03 (c)(f) (RUR)......        63,050            1,495
   15% due 06/04/03 (c)(f) (RUR)......        63,050            1,496
   15% due 09/17/03 (c)(f) (RUR)......       896,820           21,057
  Credit Suisse First Boston Corp.,
   Russian OFZ Linked Notes,
   15% due 10/09/02 c)(f) (RUR).......     2,600,900           63,434
   15% due 01/22/03 (c)(f) (RUR)......     1,245,410           30,314
   15% due 02/05/03 (c)(f) (RUR)......     1,929,330           46,391
   15% due 05/21/03 (c)(f) (RUR)......       836,330           19,836
   15% due 06/04/03 (c)(f) (RUR)......       950,490           22,551
   15% due 06/04/03 (c)(f) (RUR)......       742,108           17,607
   15% due 09/17/03 (c)(f) (RUR)......       516,270           12,122
   15% due 10/08/03 (c)(f) (RUR)......       904,990           21,026
  Deutsche Bank AG, Brazilian Real
   Linked Notes, 1.75% due 10/01/02...       260,000          261,539
  Deutsche Bank AG, South Korean Won,
   Thai Baht, Philippines Peso and
   Deutsche Bank AG, Philippines Peso
   Linked Notes, Swap 9.95% due
   12/07/06...........................       124,082              293
  Japanese Yen Linked Notes, 8.014%
   due 06/20/02.......................       450,000          458,055
  ING Barings LLC, Zero Coupon USD
   Russian Equity Linked Notes due
   04/19/01...........................        95,000           74,756
  UBS AG Australian Dollar Property
   Index Linked Notes, 7% due 07/30/02
   (AUD)..............................       470,000          257,959
                                                            ---------
  Total Structured Instruments (cost: $1,428,281)           1,317,425
                                                            ---------

                                           contracts/face
                        date   strike     subject to call
                       -----   -------    ---------------
CALL OPTIONS PURCHASED - .00%
  Japanese Yen Call
   Option (JPY)
   (f)...............  03/02   125.62JPY      125,620,000          5,025
                                                              ----------
  Total Call Options Purchased (cost: $22,620)                     5,025
                                                              ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund
(continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
SHORT-TERM SECURITIES - 5.96%
  Triparty Repurchase Agreement dated
   December 31, 2001 with Salomon
   Smith Barney, Inc., effective
   yield of .60%, due January 2,
   2002, collateralized by U.S.
   Treasury Bonds, 5.50%, August 15,
   2028 with a value of $6,263,985...  $  6,135,423      $  6,135,423
                                                           ----------
  Total Short-Term Securities (cost: $6,135,423)            6,135,423
                                                           ----------
TOTAL INVESTMENTS (COST: $123,328,451) - 113.58%          116,898,650
OTHER ASSETS AND LIABILITIES, NET - (13.58)%              (13,975,287)
                                                           ----------
NET ASSETS - 100.00%                                     $102,923,363
                                                         ----------
                                                         ----------

Atlas U.S. Government and Mortgage Securities Fund
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                        ----------        ----------
U.S. GOVERNMENT AGENCIES -- 87.63%
  Federal Home Loan Mortgage Corp.
   7.00% due 2023 - 2029.............  $  3,704,623      $  3,787,744
   7.50% due 2023 - 2024.............     7,462,237         7,766,018
   8.00% due 2024 - 2026.............     2,900,152         3,052,669
   8.50% due 2017 - 2026.............       772,080           826,347
   9.00% due 2017 - 2024.............     1,277,734         1,378,301
   9.50% due 2016 - 2021.............       371,656           402,963
   10.00% due 2017 - 2020............        29,973            33,713
   10.50% due 2018 - 2020............        38,705            43,840
  Federal National Mortgage Assn.
   5.50% due 2031....................     5,978,269         5,688,801
   6.00% due 2031....................    51,759,932        50,681,773
   6.50% due 2022 - 2031.............   124,472,102       124,656,312
   7.00% due 2023 - 2031.............    43,434,985        44,308,379
   7.50% due 2017 - 2030.............    13,227,037        13,713,303
   8.00% due 2024 - 2028.............    13,551,384        14,246,782
   8.50% due 2014 - 2027.............     1,888,608         2,017,349
   9.00% due 2021 - 2025.............     1,545,939         1,667,873
   9.50% due 2020....................        14,391            15,669
  Government National Mortgage Assn.
   7.50% due 2022 - 2024.............     3,024,906         3,154,919
   8.00% due 2023 - 2025.............       810,738           858,106
   8.50% due 2016....................         6,194             6,701
                                                           ----------
  Total U.S. Government Agencies (cost:
    $276,556,901)                                         278,307,562
                                                           ----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 8.10%
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2020......     6,000,000         6,163,080
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2025......     3,000,000         3,059,040
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2026......     1,489,000         1,499,229
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......     2,000,000         1,968,740

Atlas U.S. Government and
Mortgage Securities Fund
(continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------      ------------
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......  $  2,000,000      $  1,969,360
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......     4,000,000         3,897,480
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......     2,000,000         2,010,620
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2028......     2,000,000         1,998,740
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......     3,000,000         2,947,500
  8.50% FNMA Floating Collateralized
   Mortgage Obligation due 2017......       200,426           215,765
                                                           ----------
  Total Collateralized Mortgage Obligations (cost:
    $25,872,923)...................................        25,729,554
                                                           ----------
SHORT-TERM INVESTMENTS - 3.95%
  Repurchase Agreement dated December
   31, 2001 with Lehman Brothers,
   Inc., effective yield of 1.70%,
   due January 2, 2002 with respect
   to $33,020,900 FNMAs, 5.67%-7.61%,
   July 1, 2023-October 1, 2031 with
   a value of $12,781,497............                      12,531,000
                                                           ----------
  Total Short-Term Investments (cost: $12,531,000)         12,531,000
                                                           ----------
TOTAL SECURITIES (COST: $314,960,824) - 99.68%            316,568,116
OTHER ASSETS AND LIABILITIES, NET - 0.32%                   1,015,165
                                                           ----------
NET ASSETS - 100.00%                                     $317,583,281
                                                           ----------
                                                           ----------

Atlas California Municipal Money Fund
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
FIXED RATE BONDS AND NOTES - 15.51%
  Bakersfield, 3% due 12/15/02........  $  250,000       $   252,825
  Duarte, COP, City of Hope National
   Medical Center, 5.75% due
   04/01/02...........................     700,000           704,627
  Los Angeles, COP, Municipal
   Improvement Corp., Project Q, AMBAC
   Insured, 3.40% due 02/01/02........   1,000,000         1,000,310
  Los Angeles, Department of Water and
   Power Electric Plant Revenue,
   6.375% due 02/01/20................     600,000           613,851
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, Series B, 3% due
   03/01/02...........................     500,000           500,079
  San Diego, COP, 3.25% due
   08/01/02...........................     900,000           903,133
  San Joaquin Hills Transportation
   Corridor Agency, Toll Road Revenue,
   7%, due 01/01/30...................     195,000           208,402
  San Luis, Coastal Unified School
   District, Tax and Revenue
   Anticipation Notes, 3% due
   08/28/02...........................   1,500,000         1,505,751

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas California Municipal Money Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  State Revenue Anticipation Notes,
   3.25% due 06/28/02.................  $  400,000       $   401,976
                                                           ---------
  Total Fixed Rate Bonds and Notes (cost:
    $6,090,954)                                            6,090,954
                                                           ---------
VARIABLE RATE DEMAND NOTES* - 84.92%
  Alameda County, Industrial
   Development Authority Revenue, Tool
   Family Partnership, AMT, Series A,
   1.50% due 07/01/27.................     900,000           900,000
  Chula Vista, Multi-Family Housing
   Revenue, Terra Nova Associates,
   Series A, 1.40% due 03/01/05.......   1,000,000         1,000,000
  Elsinore Valley, Municipal Water
   District, COP, Series A, 1.40% due
   07/01/29...........................     500,000           500,000
  Fresno Sewer Revenue, Sub Lien,
   Series A, 1.40% due 09/01/25.......   1,000,000         1,000,000
  Golden Empire Schools Financing
   Authority, Lease Revenue, Kern High
   School District Projects, 2.40% due
   08/01/31...........................   1,000,000         1,000,000
  Irvine Improvement Board, Act 1915,
   Assessment District 85-7-I, 1.50%
   due 09/02/11.......................   1,500,000         1,500,000
  Irvine Ranch Water District,
   Consolidated Improvement Districts,
   Notes 102, 103, 105 and 106, 1.65%
   due 09/01/06.......................     100,000           100,000
  Los Angeles County, Wastewater
   System Revenue, Series A, FGIC
   Insured, 1.88% due 10/01/31........   1,700,000         1,700,000
  Los Angeles County, Community
   Development, COP, Willowbrook
   Project, 1.42% due 11/01/15........   1,000,000         1,000,000
  Los Angeles County, Housing
   Authority, Multi-Family Housing
   Revenue, Malibu Meadows Project-B,
   1.55% due 04/15/28.................   1,900,000         1,900,000
  Los Angeles County, Metropolitan
   Transportation Authority Sales Tax
   Revenue, Proposition C, Series A,
   MBIA Insured, 1.40% due 07/01/20...     200,000           200,000
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, Series B, 1.30% due
   07/01/27...........................   1,000,000         1,000,000
  Orange County, Apartment Development
   Revenue,
   Aliso Creek Project-B, 1.35% due
   11/01/22...........................   1,600,000         1,600,000
   Capistrano Pointe-A, 1.60% due
   12/01/29...........................   1,500,000         1,500,000
  Orange County, Water District,
   Certificates of Participation,
   Project-B, 1.65% due 08/15/15......     800,000           800,000
  Rancho Mirage, Joint Powers
   Financing Authority, COP,
   Eisenhower Medical Center, Series
   B, MBIA Insured, 1.42% due
   07/01/22...........................   1,050,000         1,050,000

Atlas California Municipal Money Fund
(continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  San Bernardino County, COP, Medical
   Center Financing Project, MBIA
   Insured, 1.48% due 08/01/26........  $  600,000       $   600,000
  San Francisco, City and County
   Finance Corp., Lease Revenue,
   Moscone Center Expansion Project,
   Series 2, 1.30% due 04/01/30.......   1,000,000         1,000,000
  San Francisco, City and County
   Redevelopment Agency, Multi-Family
   Revenue, Fillmore Center Project
   B-1, 1.48% due 12/01/17............   1,900,000         1,900,000
  San Jacinto, Unified School
   District, COP, School Facility
   Board Funding Program, FSA Insured,
   1.50% due 09/01/27.................   1,460,000         1,460,000
  San Jose, Multi-Family Mortgage
   Revenue, Somerset Park, AMT, 1.50%
   due 11/01/17.......................   1,600,000         1,600,000
  San Leandro, Multi-Family, Carlton
   Plaza Project, Series A, AMT, 1.95%
   due 10/01/27.......................   1,000,000         1,000,000
  Santa Paula, Public Financing
   Authority Lease Revenue, Water
   System Acquisition Project, 1.50%
   due 02/01/26.......................   1,500,000         1,500,000
  Southeast Resource Recovery
   Facilities Authority Lease Revenue,
   Series B, AMT, 1.50% due
   12/01/18...........................   1,100,000         1,100,000
  State Housing Finance Agency
   Revenue, Multi-Family, Series A,
   1.40% due 07/15/13.................   1,000,000         1,000,000
  State Revenue Anticipation Notes,
   Series B, 1.39% due 10/31/02.......     400,000           400,000
   Series C, 1.55% due 06/28/02.......     400,000           400,000
  Statewide Communities Development
   Authority,
   COP, MBIA Insured, 1.65% due
   04/01/28...........................   1,000,000         1,000,000
   Multi-Family Revenue, Sunrise of
   Moraga, Series G, AMT, 1.95%, due
   07/01/27...........................   1,255,000         1,255,000
  Statewide Communities Development
   Authority,
   Robert Louis Stevenson Development,
   1.40% due 02/01/31.................   1,250,000         1,250,000
   Saint Mary and All Angels School,
   1.45% due 10/01/31.................     800,000           800,000
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, Chevron USA, Inc. Project,
   3% due 05/15/02....................     330,000           330,000
                                                           ---------
  Total Variable Rate Demand Notes (cost:
    $33,345,000)                                          33,345,000
                                                           ---------
TOTAL SECURITIES (COST: $39,435,954) - 100.43%            39,435,954
OTHER ASSETS AND LIABILITIES, NET - (0.43)%                (169,681)
                                                           ---------
NET ASSETS - 100.00%                                     $39,266,273
                                                           ---------
                                                           ---------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Money Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------       ----------
FIXED RATE BONDS AND NOTES - 17.93%
  California State, Revenue
   Anticipation Notes, 3.25% due
   06/28/02..........................  $  100,000       $    100,494
  Chicago, Illinois, Wastewater
   Transmission Revenue, Second Lien,
   Series B, 4.25% due 01/01/02......     100,000            100,000
  Exeter Township, Pennsylvania,
   School District General
   Obligation, FSA Insured, 5% due
   05/15/02..........................     100,000            100,698
  Georgia State, General Obligation,
   Series B, 5.75% due 03/01/02......     100,000            100,523
  Illinois State, Refunding, 5% due
   06/01/02..........................     100,000            100,871
  Nevada State, Refunding, Series A,
   4.25% due 08/01/02................      75,000             75,597
  Port of New Orleans, Louisiana,
   Board of Commissioners, Port
   Facility Revenue Bonds, AMT, AMBAC
   Insured, 4.25% due 04/01/02.......     200,000            200,504
  Sand Springs, Oklahoma, Municipal
   Authority, Water & Sewer Systems
   Revenue, 2% due 05/01/02..........     185,000            185,000
  Texas State, Tax & Revenue
   Anticipation Notes, Series A-L32,
   AMBAC Insured, 3.75% due
   08/29/02..........................     100,000            100,834
  Washington State, Motor Vehicle,
   Series B, 4.75% due 07/01/02......     150,000            151,872
                                                          ----------
  Total Fixed Rate Bonds and Notes (cost:
    $1,216,393)                                            1,216,393
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 80.34%
  Allegheny County, Pennsylvania,
   Hospital Development Authority,
   Presbyterian University, Series
   B1, 1.70% due 03/01/18............      95,000             95,000
  Allentown, Pennsylvania, Area
   Hospital Authority Revenue, Sacred
   Heart Hospital, Series B, 1.90%
   due 07/01/23......................     200,000            200,000
  Arizona, Health Facilities
   Authority Revenue, Pooled Loan
   Program, 1.72% due 10/01/15.......     200,000            200,000
  Ascension Parish, Louisiana,
   Pollution Control Revenue, Borden
   Income Project, 1.67% due
   12/01/09..........................     200,000            200,000
  Birmingham-Carraway, Alabama,
   Special Care Facilities Financing
   Authority Revenue, 1.67% due
   08/15/28..........................     200,000            200,000
  Butte-Silver Bow, Montana,
   Pollution Control Revenue,
   Rhone-Poulenc, Inc. Project, 1.75%
   due 03/01/16......................     100,000            100,000
  California State, Revenue
   Anticipation Notes-Series B, 1.86%
   due 06/28/02......................     100,000            100,000
  Chicago, Illinois, Series B, 1.55%
   due 01/01/12......................     500,000            500,000
  Clark County, Nevada School
   District, FSA Insured, 1.80% due
   05/15/21..........................     100,000            100,000
  Colorado Health Facilities
   Authority, Hospital Revenue,
   Northern Colorado Medical Center,
   MBIA Insured, 1.62% due
   05/15/20..........................     200,000            200,000

Atlas National Municipal Money Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Daphine-Villa Mercy, Alabama,
   Special Care Facilities, Financing
   Authority Revenue, Mercy Medical
   Project, 1.67% due 12/01/27.......  $  200,000       $    200,000
  Florida, Housing Financing Agency,
   Multi-Family Revenue Refunding,
   1.85% due 04/01/08................     200,000            200,000
  Grand Forks, North Dakota, Hospital
   Facilities Revenue, The United
   Hospital Obligation Group Project,
   1.85% due 12/01/16................     200,000            200,000
  Hawaii, State Housing Finance &
   Development Corp. Revenue, Rental
   Housing System-Series 89A, 1.67%
   due 07/01/24......................     100,000            100,000
  Hennepin County, Minnesota, Housing
   & Redevelopment Authority,
   Multifamily Revenue, City
   Apartments at Loring Park, 1.90%
   due 06/15/34......................     200,000            200,000
  Honolulu, Hawaii, City and County,
   Series A, 1.55% due 01/01/05......     100,000            100,000
   Series A, 1.55% due 01/01/17......     300,000            300,000
  Illinois, Health Facilities
   Financing Authority Revenue, Rush
   Presbyterian, St. Luke's Medical
   Hospital, Series 89A, 1.60% due
   10/01/10..........................     200,000            200,000
  Indiana, Educational Facilities
   Authority Revenue, Franklin
   College, 1.70% due 10/01/19.......     200,000            200,000
  Indiana, Health Facility Authority
   Revenue, Capital Access '91, 1.70%
   due 08/01/06......................     100,000            100,000
  Indiana Hospital Equipment
   Financing Authority Revenue, MBIA
   Insured, Series A, 1.70% due
   12/01/15..........................     100,000            100,000
  Jeffersontown, Kentucky, Lease
   Program Revenue, League of Cities,
   Funding Trust, 1.72% due
   03/01/30..........................     300,000            300,000
  Michigan, State Hospital Financing
   Authority Revenue, Hospital
   Equipment Loan Program-A, 1.65%
   due 12/01/23......................     100,000            100,000
  Montana, Health Facilities
   Authority Revenue, Health Care
   Pooled Loan Program, Series A,
   FGIC Insured, 1.65% due
   12/01/15..........................     100,000            100,000
  Morgan County, Utah, Solid Waste
   Disposal Revenue, Holnam, Inc.
   Project, AMT, 1.82% due
   08/01/31..........................     100,000            100,000
  Purdue University, Indiana,
   Revenue, Student Fee, Series H,
   2.10% due 07/01/17................     100,000            100,000
  Sunshine, Florida, Governmental
   Financing Commission Revenue,
   AMBAC Insured, 1.60% due
   07/01/16..........................     200,000            200,000
  Texas, Department of Housing &
   Community Affairs, Multi-Family
   Revenue Refunding, High Point
   III-A, 1.65% due 02/01/23.........     100,000            100,000
  University of South Florida
   Foundation, Inc., COP, 1.47% due
   01/01/29..........................     200,000            200,000

Statements of Investments in Securities and Net Assets         December 31, 2001
--------------------------------------------------------------------------------

Atlas National Municipal Money Fund
(continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Winston-Salem, North Carolina, COP,
   Risk Acceptance Management Corp.,
   1.75% due 07/01/09................  $  155,000       $    155,000
  Wisconsin, Health and Educational
   Facilities Authority Revenue,
   Wheaton Franciscan Services, 1.67%
   due 08/15/16......................     100,000            100,000
  Wisconsin, Health Facilities
   Authority Revenue, Franciscan
   Health Care, Series A-1, 1.67% due
   01/01/16..........................     200,000            200,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
    $5,450,000)                                            5,450,000
                                                          ----------
TOTAL SECURITIES (COST: $6,666,393) - 98.27%               6,666,393
OTHER ASSETS AND LIABILITIES, NET - .1.73%                   117,465
                                                          ----------
NET ASSETS - 100.00%                                      $6,783,858
                                                          ----------
                                                          ----------

Atlas U.S. Treasury Money Fund
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
UNITED STATES TREASURY BILLS - 100.15%
  1.64% - 2.19% due
      01/03/02 - 03/28/02.............  $76,235,000      $76,077,283
                                                           ---------
  Total United States Treasury Bills (cost:
    $76,077,283)                                          76,077,283
                                                           ---------
TOTAL SECURITIES (COST: $76,077,283) - 100.15%            76,077,283
OTHER ASSETS AND LIABILITIES, NET - (.15)%                  (115,772)
                                                           ---------
NET ASSETS - 100.00%                                     $75,961,511
                                                           ---------
                                                           ---------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).
(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $810,576 or 1.92% of net assets in the Balanced Fund, $202,293 or 0.86% of net assets in Emerging Growth Fund, $3,125,000 or 0.85% of net assets in Growth and Income Fund, and $9,139,405 or 8.87% of net assets in the Strategic Income Fund.
(b) Non-income producing security.
(c) Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e) Represents the current interest rate for an increasing rate security.
(f) Identifies issues considered to be illiquid -- See Note 10 to Financial Statements.
(g) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(h) Interest or dividend is paid in kind.
(i) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(j) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    ARP - Argentine Peso           HUF - Hungarian Forint
    AUD - Australian Dollar        JPY - Japanese Yen
    CAD - Canadian Dollar          MXN - Mexican Nuevo Peso
    DEM - German Mark              PLN - Polish Zloty
    EUR - Euro                     RUR - Russian Ruble
    FRF - French Franc             SEK - Swedish Krona
    GBP - British Pound Sterling

(k) Securities in Strategic Income Fund with an aggregate market value of $267,231 are held in collateralized accounts to cover initial margin requirements on open futures purchases and sales contracts. See Note 8 of Notes to Financial Statements.
(l) A sufficient amount of securities has been designated to cover outstanding forward currency exchange contracts. See Note 7 of Notes to Financial Statements.
(m) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(n) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.
(o) A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                             NUMBER OF
                                                              OPTIONS         EXPIRATION   EXERCISE       PREMIUM    MARKET VALUE
                                                        SUBJECT TO CALL/PUT      DATE       PRICE         RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund:
-------------------
Brazil (Federal Republic of) Bonds, 8% due 4/15/14
  Call                                                        16,130            2/13/02     $73.44        $35,489      $ 84,835
Russian Federation Bonds, 10% due 6/26/07 Call                 7,450            2/13/02     $96.50         12,293        26,924
Russian Federation Bonds, 8.25% due 3/31/10 Call               3,600            2/13/02     $83.63          6,300        16,402
Russian Federation Bonds, 5% due 3/31/10 Call                 12,400            5/14/02     $50.00         39,432        97,340
Turkey (Republic of) Bonds, 11.75% due 1/24/02 Call            1,000            1/24/02     $91.75          1,800         6,750
Turkey (Republic of) Bonds, 11.875% due 1/24/02 Call             800            1/24/02     $86.75          2,000         8,200
                                                                                                          -----------------------
                                                                                                          $97,314      $240,451
                                                                                                          -----------------------
                                                                                                          -----------------------

ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
COP = Certificate of Participation
FGIC = Financial Guarantee Insurance Corporation
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
MBIA = Municipal Bond Investors Assurance

(p) The distribution of investments representing geographic diversification of the Atlas Global Growth Fund, as a percentage of total investments at value, is as follows:

                 COUNTRY                    MARKET VALUE   PERCENT
------------------------------------------------------------------
United States                               $51,929,498     45.17%
Great Britain                                19,323,089     16.81
Germany                                       7,924,390      6.89
France                                        6,918,678      6.02
Japan                                         6,906,667      6.01
Canada                                        3,702,820      3.22
Brazil                                        3,192,762      2.78
Netherlands                                   2,802,875      2.44
Mexico                                        2,068,659      1.80
Australia                                     1,801,110      1.57
Hong Kong                                     1,436,458      1.25
Bermuda                                       1,261,405      1.10
Singapore                                     1,239,307      1.08
Switzerland                                   1,228,436      1.07
Ireland                                       1,225,632      1.06
Finland                                         728,541      0.63
India                                           426,374      0.37
Korea, Republic Of (South)                      314,214      0.27
Spain                                           278,564      0.24
Israel                                          255,296      0.22
                                            ------------   ------
                                            $114,964,673   100.00%
                                            ============   ======

Statements of Assets and Liabilities                           December 31, 2001
--------------------------------------------------------------------------------

                                         Stock Funds
                                         --------------------------------------------------------------------------------------
                                                            Emerging            Global           Growth and          S&P 500
                                          Balanced           Growth             Growth             Income             Index
                                            Fund              Fund               Fund               Fund               Fund
                                         --------------------------------------------------------------------------------------
ASSETS:
  Investment in securities, at
    identified cost..................    $52,212,115       $19,567,560       $108,341,831       $318,644,751       $ 24,094,158
                                           ---------         ---------         ----------         ----------         ----------
                                           ---------         ---------         ----------         ----------         ----------
  Investment in securities, at
    value............................    $49,469,215       $23,591,923       $114,964,673       $360,110,202       $ 21,985,605*
  Cash...............................              0                 0                  0                  0                  0
  Receivables:
    Securities sold..................              0                 0            150,541         10,271,373                  0
    Fund's shares sold...............         30,211            15,036            174,864            258,178             44,604
    Interest and dividends...........        210,118            12,042            146,322            525,727                  0
    Other............................          1,961                 0                  0                  0                  0
  Unrealized appreciation on forward
    foreign exchange currency
    contracts (Note 7)...............              0                 0                 67                  0                  0
  Variation margin on futures
    contracts........................              0                 0                  0                  0                  0
                                           ---------         ---------         ----------         ----------         ----------
  Total assets.......................     49,711,505        23,619,001        115,436,467        371,165,480         22,030,209
                                           ---------         ---------         ----------         ----------         ----------
LIABILITIES:
  Payables for:
    Securities purchased.............      7,473,561                 0            181,305          4,917,320                  0
    Fund's shares redeemed...........         11,815             2,871             31,304            213,349                395
    Dividends........................          6,943                 0                  0                573              6,993
  Accrued expenses
    Management fees (Note 5).........         24,922            15,848             76,299            192,605                  0
    Distribution fees (Note 5).......         25,793            14,541             68,358            222,963             11,913
    Other............................          9,021            11,975             36,847             66,365              3,548
  Other liabilities..................              0                 0                  0                  0                  0
  Unrealized depreciation on forward
    foreign exchange currency
    contracts (Note 7)...............              0                 0                  0                  0                  0
  Options written, at value (premiums
    received $97,314)................              0                 0                  0                  0                  0
                                           ---------         ---------         ----------         ----------         ----------
  Total liabilities..................      7,552,055            45,235            394,113          5,613,175             22,849
                                           ---------         ---------         ----------         ----------         ----------
NET ASSETS...........................    $42,159,450       $23,573,766       $115,042,354       $365,552,305       $ 22,007,360
                                           ---------         ---------         ----------         ----------         ----------
                                           ---------         ---------         ----------         ----------         ----------
NET ASSETS CONSIST OF:
  Net unrealized appreciation
    (depreciation)...................    $(2,742,900)      $ 4,024,363       $  6,623,986       $ 41,465,451       $ (2,099,915)
  Accumulated net realized gain
    (loss)...........................     (4,135,976)       (6,491,902)        (7,618,344)       (35,261,056)          (481,843)
  Undistributed net investment income
    (loss)...........................          2,282                 0            (10,791)            56,784                572
  Paid in capital....................     49,036,044        26,041,305        116,047,503        359,291,126         24,588,546
                                           ---------         ---------         ----------         ----------         ----------
NET ASSETS...........................    $42,159,450       $23,573,766       $115,042,354       $365,552,305       $ 22,007,360
                                           ---------         ---------         ----------         ----------         ----------
                                           ---------         ---------         ----------         ----------         ----------
NET ASSET VALUE PER SHARE:
    Net assets.......................    $42,159,450       $23,573,766       $115,042,354       $365,552,305       $ 22,007,360
    Shares outstanding...............      3,763,818         1,672,672          6,965,047         18,125,872          2,832,434
    Net asset value per share and
      maximum offering price.........    $     11.20       $     14.09       $      16.52       $      20.17       $       7.77
CAPITAL SHARES AUTHORIZED:...........     20,000,000        15,000,000         25,000,000         45,000,000         25,000,000
                                           ---------         ---------         ----------         ----------         ----------
                                           ---------         ---------         ----------         ----------         ----------

                                       Stock Funds
                                       ------------
                                        Strategic
                                          Growth
                                           Fund
                                       ------------
ASSETS:
  Investment in securities, at
    identified cost..................  $101,947,686
                                         ----------
                                         ----------
  Investment in securities, at
    value............................  $ 98,059,808
  Cash...............................             0
  Receivables:
    Securities sold..................             0
    Fund's shares sold...............       133,332
    Interest and dividends...........        59,464
    Other............................             0
  Unrealized appreciation on forward
    foreign exchange currency
    contracts (Note 7)...............             0
  Variation margin on futures
    contracts........................             0
                                         ----------
  Total assets.......................    98,252,604
                                         ----------
LIABILITIES:
  Payables for:
    Securities purchased.............        71,576
    Fund's shares redeemed...........        56,202
    Dividends........................             0
  Accrued expenses
    Management fees (Note 5).........        58,101
    Distribution fees (Note 5).......        59,871
    Other............................        30,601
  Other liabilities..................            14
  Unrealized depreciation on forward
    foreign exchange currency
    contracts (Note 7)...............             0
  Options written, at value (premiums
    received $97,314)................             0
                                         ----------
  Total liabilities..................       276,365
                                         ----------
NET ASSETS...........................  $ 97,976,239
                                         ----------
                                         ----------
NET ASSETS CONSIST OF:
  Net unrealized appreciation
    (depreciation)...................  $ (3,887,892)
  Accumulated net realized gain
    (loss)...........................   (39,369,470)
  Undistributed net investment income
    (loss)...........................          (221)
  Paid in capital....................   141,233,822
                                         ----------
NET ASSETS...........................  $ 97,976,239
                                         ----------
                                         ----------
NET ASSET VALUE PER SHARE:
    Net assets.......................  $ 97,976,239
    Shares outstanding...............     7,486,272
    Net asset value per share and
      maximum offering price.........  $      13.09
CAPITAL SHARES AUTHORIZED:...........    35,000,000
                                         ----------
                                         ----------

* Investment in Master Investment Portfolio (Note 1)

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Bond Funds                                                    Money Funds
-------------------------------------------------------------------------------------------------------
California      National      Strategic     U.S. Government   California     National
Municipal       Municipal       Income       and Mortgage      Municipal     Municipal    U.S. Treasury
Bond Fund       Bond Fund        Fund       Securities Fund   Money Fund    Money Fund     Money Fund
-------------------------------------------------------------------------------------------------------
 242,138,928
$              $67,311,441   $123,328,451    $314,960,824     $39,435,954   $6,666,393    $ 76,077,283
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
$250,104,659   $69,626,374   $116,898,650    $316,568,116     $39,435,954   $6,666,393    $ 76,077,283
           0             0         20,915             999         42,453        42,241           4,873
           0             0        625,370           3,503              0             0               0
     175,657             0        100,067         514,030         20,972        60,000         171,043
   3,749,462       929,432      1,974,807       1,686,865        138,776        23,131               0
           0         2,328         12,380          18,777              0             0               0
           0             0              0               0              0             0               0
           0             0        100,447               0              0             0               0
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
 254,029,778    70,558,134    119,732,636     318,792,290     39,638,155     6,791,765      76,253,199
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
   7,168,108     2,383,650     15,829,543               0        252,825             0               0
      85,012        20,960         87,689         417,086         97,797         3,724         240,534
     268,485        57,822        437,807         395,006          1,436           243           3,607
     114,746        31,758         64,713         145,611         15,092         2,219          32,250
     154,694        43,059         62,512         188,419              0             0               0
      26,436         8,926         25,591          62,887          4,732         1,721          15,297
      24,345        20,818            293               0              0             0               0
           0             0         60,674               0              0             0               0
           0             0        240,451               0              0             0               0
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
   7,841,826     2,566,993     16,809,273       1,209,009        371,882         7,907         291,688
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
$246,187,952   $67,991,141   $102,923,363    $317,583,281     $39,266,273   $6,783,858    $ 75,961,511
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
$  7,965,731   $ 2,314,933   $ (6,739,659)   $  1,607,292     $        0    $        0    $          0
           0      (715,200)    (6,308,550)    (16,601,491)           (85)         (377)        (19,267)
     178,534        33,824       (138,191)         13,039              0             0           1,134
 238,043,687    66,357,584    116,109,763     332,564,441     39,266,358     6,784,235      75,979,644
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
$246,187,952   $67,991,141   $102,923,363    $317,583,281     $39,266,273   $6,783,858    $ 75,961,511
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
$246,187,952   $67,991,141   $102,923,363    $317,583,281     $39,266,273   $6,783,858    $ 75,961,511
  22,050,478     6,090,544     24,521,433      31,442,809     39,266,360     6,784,235      75,980,778
$      11.16   $     11.16   $       4.20    $      10.10     $     1.00    $     1.00    $       1.00
  75,000,000    45,000,000     50,000,000      75,000,000     325,000,000   95,000,000     125,000,000
  ----------     ---------     ----------    ------------     ----------    ----------     -----------
  ----------     ---------     ----------    ------------     ----------    ----------     -----------

Statements of Operations                    For the year ended December 31, 2001
--------------------------------------------------------------------------------

                                           Stock Funds
                                           -------------------------------------------------------------------------------------
                                                              Emerging            Global           Growth and          S&P 500
                                            Balanced           Growth             Growth             Income             Index
                                              Fund              Fund               Fund               Fund              Fund
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Interest.............................  $   997,678       $    33,251       $    148,907       $  2,067,879       $     8,990
    Dividends............................      210,287            22,595          1,406,319          2,760,783           200,394
                                             ---------         ---------         ----------         ----------         ---------
  Total income...........................    1,207,965            55,846          1,555,226          4,828,662           209,384
                                             ---------         ---------         ----------         ----------         ---------
  Expenses:
    Management fees (Note 5).............      305,423           173,641            933,324          2,441,446            37,884
    Distribution fees (Note 5)...........      109,080            54,263            294,441            975,602            37,884
    Transfer agency fees and expenses....       60,613            65,956            192,255            435,558            44,175
    Custodian fees and expenses..........       28,861            48,461            144,098            154,123             9,102
    Directors' fees......................        1,731               855              4,675             15,518               584
    Registration fees....................        8,847             4,412             23,864             78,962             3,129
    Accounting and legal fees............        8,523             4,267             22,959             75,913             8,187
    Reports to shareholders..............        7,401             8,803             25,847             58,537             4,894
    Advisory fee to BGFA (Note 5)........            0                 0                  0                  0             7,629
    Other................................        2,511             2,583              3,647             15,371            10,338
                                             ---------         ---------         ----------         ----------         ---------
      Total expenses.....................      532,990           363,241          1,645,110          4,251,030           163,806
    Management fees waived (Note 5)......            0                 0                  0                  0           (37,884)
    Distribution fees waived (Note 5)....            0            (3,127)                 0                  0                 0
    Expense reimbursement (Note 5).......            0                 0                  0                  0           (50,102)
                                             ---------         ---------         ----------         ----------         ---------
  Net expenses...........................      532,990           360,114          1,645,110          4,251,030            75,820
                                             ---------         ---------         ----------         ----------         ---------
  Net investment income (loss)...........      674,975          (304,268)           (89,884)           577,632           133,564
                                             ---------         ---------         ----------         ----------         ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments (net of premiums on
    options exercised)...................   (1,980,838)       (2,873,073)        (6,115,758)       (34,993,956)         (412,210)
    Closing of futures contracts.........            0                 0                  0                  0                 0
    Closing and expiration of options
    written..............................            0                 0                  0                  0                 0
    Foreign currency transactions........            0                 0           (132,619)                 0                 0
                                             ---------         ---------         ----------         ----------         ---------
  Net realized gain (loss)...............   (1,980,838)       (2,873,073)        (6,248,377)       (34,993,956)         (412,210)
                                             ---------         ---------         ----------         ----------         ---------
  Net change in unrealized appreciation
  (depreciation) on:
    Investments..........................      543,979         2,000,966         (9,810,018)       (28,608,263)       (1,471,422)
    Futures, options written and foreign
    currencies...........................            0                 0              1,211                  0             4,590
                                             ---------         ---------         ----------         ----------         ---------
  Net change in unrealized appreciation
  (depreciation).........................      543,979         2,000,966         (9,808,807)       (28,608,263)       (1,466,832)
                                             ---------         ---------         ----------         ----------         ---------
  Net realized and unrealized gain
  (loss).................................   (1,436,859)         (872,107)       (16,057,184)       (63,602,219)       (1,879,042)
                                             ---------         ---------         ----------         ----------         ---------
  Net increase (decrease) in net assets
  resulting from operations..............  $  (761,884)      $(1,176,375)      $(16,147,068)      $(63,024,587)      $(1,745,478)
                                             ---------         ---------         ----------         ----------         ---------
                                             ---------         ---------         ----------         ----------         ---------


                                           ------------
                                            Strategic
                                              Growth
                                               Fund
                                           ------------
INVESTMENT INCOME:
  Income:
    Interest.............................  $    769,350
    Dividends............................       502,986
                                             ----------
  Total income...........................     1,272,336
                                             ----------
  Expenses:
    Management fees (Note 5).............       788,437
    Distribution fees (Note 5)...........       287,649
    Transfer agency fees and expenses....       220,063
    Custodian fees and expenses..........        63,208
    Directors' fees......................         4,603
    Registration fees....................        23,156
    Accounting and legal fees............        22,132
    Reports to shareholders..............        29,961
    Advisory fee to BGFA (Note 5)........             0
    Other................................         3,724
                                             ----------
      Total expenses.....................     1,442,933
    Management fees waived (Note 5)......             0
    Distribution fees waived (Note 5)....             0
    Expense reimbursement (Note 5).......             0
                                             ----------
  Net expenses...........................     1,442,933
                                             ----------
  Net investment income (loss)...........      (170,597)
                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments (net of premiums on
    options exercised)...................   (37,793,733)
    Closing of futures contracts.........             0
    Closing and expiration of options
    written..............................             0
    Foreign currency transactions........          (423)
                                             ----------
  Net realized gain (loss)...............   (37,794,156)
                                             ----------
  Net change in unrealized appreciation
  (depreciation) on:
    Investments..........................    (5,796,217)
    Futures, options written and foreign
    currencies...........................           (14)
                                             ----------
  Net change in unrealized appreciation
  (depreciation).........................    (5,796,231)
                                             ----------
  Net realized and unrealized gain
  (loss).................................   (43,590,387)
                                             ----------
  Net increase (decrease) in net assets
  resulting from operations..............  $(43,760,984)
                                             ----------
                                             ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Bond Funds                                                   Money Funds
----------------------------------------------------------------------------------------------------
California       National     Strategic    U.S. Government   California    National
 Municipal      Municipal      Income       and Mortgage     Municipal    Municipal    U.S. Treasury
 Bond Fund      Bond Fund       Fund       Securities Fund   Money Fund   Money Fund    Money Fund
----------------------------------------------------------------------------------------------------
$12,212,462     $3,365,286   $ 8,759,603     $15,118,783      $960,042     $176,910     $3,343,001
          0              0       134,241               0             0            0              0
  ---------       --------      --------     -----------      --------     --------     ----------
 12,212,462      3,365,286     8,893,844      15,118,783       960,042      176,910      3,343,001
  ---------       --------      --------     -----------      --------     --------     ----------
  1,260,344        342,145       693,344       1,265,295       190,014       31,676        414,129
    572,884        155,520       231,115         575,134        94,995       15,838        207,064
     98,580         36,542        89,880         207,872        22,231        7,092        114,610
    105,478         37,136       140,928         186,151        21,457        9,360         33,183
      8,992          2,435         3,626           8,842         1,501          249          3,288
      7,539         12,719        18,894          47,352         1,243        1,295         16,800
     45,523         12,408        18,398          46,938         7,482        1,259         16,198
     10,587          3,795         8,996          21,048         2,188          600         11,342
          0              0             0               0             0            0              0
      8,746          1,474         3,889           8,200         1,465          233          2,873
  ---------       --------      --------     -----------      --------     --------     ----------
  2,118,673        604,174     1,209,070       2,366,832       342,576       67,602        819,487
          0              0             0               0       (15,692)      (7,418)       (10,386)
          0              0             0               0       (94,995)     (15,838)      (204,423)
          0              0             0               0             0            0              0
  ---------       --------      --------     -----------      --------     --------     ----------
  2,118,673        604,174     1,209,070       2,366,832       231,889       44,346        604,678
  ---------       --------      --------     -----------      --------     --------     ----------
 10,093,789      2,761,112     7,684,774      12,751,951       728,153      132,564      2,738,323
  ---------       --------      --------     -----------      --------     --------     ----------
    784,842        202,017    (3,963,641)              0             0            0          8,410
          0              0       (39,604)              0             0            0              0
          0              0        53,124               0             0            0              0
          0              0       (61,472)              0             0            0              0
  ---------       --------      --------     -----------      --------     --------     ----------
    784,842        202,017    (4,011,593)              0             0            0          8,410
  ---------       --------      --------     -----------      --------     --------     ----------
 (3,230,992)      (150,857)      489,656       2,191,960             0            0              0
          0              0      (484,644)              0             0            0              0
  ---------       --------      --------     -----------      --------     --------     ----------
 (3,230,992)      (150,857)        5,012       2,191,960             0            0              0
  ---------       --------      --------     -----------      --------     --------     ----------
 (2,446,150)        51,160    (4,006,581)      2,191,960             0            0          8,410
  ---------       --------      --------     -----------      --------     --------     ----------
$ 7,647,639     $2,812,272   $ 3,678,193     $14,943,911      $728,153     $132,564     $2,746,733
  ---------       --------      --------     -----------      --------     --------     ----------
  ---------       --------      --------     -----------      --------     --------     ----------

Statements of Changes in Net Assets             For the years ended December 31,
--------------------------------------------------------------------------------

                                               Stock Funds
                                               ---------------------------------------------------------------
                                               Balanced Fund                      Emerging Growth Fund
                                               ---------------------------------------------------------------
                                                  2001              2000             2001             2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)...........      $   674,975      $  1,182,597      $  (304,268)     $  (204,625)
  Net realized gain (loss) on investments
  and foreign currency...................       (1,980,838)       (2,156,338)      (2,873,073)      (3,589,658)
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.......................          543,979        (4,286,230)       2,000,966       (4,159,506)
                                                 ---------        ----------        ---------        ---------
  Net increase (decrease) in net assets
  resulting from operations..............         (761,884)       (5,259,971)      (1,176,375)      (7,953,789)
                                                 ---------        ----------        ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.............         (673,503)       (1,185,372)               0                0
  Tax return of capital..................                0                 0                0                0
  From net realized gain.................                0                 0                0                0
  In excess of net realized gain on
  investments............................                0                 0                0                0
                                                 ---------        ----------        ---------        ---------
  Total distributions:...................         (673,503)       (1,185,372)               0                0
                                                 ---------        ----------        ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......        6,584,284        12,221,479        3,814,060       18,953,626
  Reinvestment of distributions..........          648,992         1,125,248           11,196                0
  Cost of shares redeemed................       (9,604,247)      (42,203,381)      (5,014,511)      (6,574,912)
                                                 ---------        ----------        ---------        ---------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions...........................       (2,370,971)      (28,856,654)      (1,189,255)      12,378,714
                                                 ---------        ----------        ---------        ---------
  Net increase (decrease) in net
  assets.................................       (3,806,358)      (35,301,997)      (2,365,630)       4,424,925
NET ASSETS:
  Beginning of period....................       45,965,808        81,267,805       25,939,396       21,514,471
                                                 ---------        ----------        ---------        ---------
  End of period..........................      $42,159,450      $ 45,965,808      $23,573,766      $25,939,396
                                                 ---------        ----------        ---------        ---------
                                                 ---------        ----------        ---------        ---------

                                           Stock Funds
                                           -------------------------------------
                                           Global Growth Fund
                                           -------------------------------------
                                               2001              2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)...........  $    (89,884)     $    154,456
  Net realized gain (loss) on investments
  and foreign currency...................    (6,248,377)        6,820,686
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.......................    (9,808,807)       (6,814,474)
                                             ----------        ----------
  Net increase (decrease) in net assets
  resulting from operations..............   (16,147,068)          160,668
                                             ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.............             0           (16,462)
  Tax return of capital..................             0                 0
  From net realized gain.................             0        (6,247,698)
  In excess of net realized gain on
  investments............................             0        (1,981,555)
                                             ----------        ----------
  Total distributions:...................             0        (8,245,715)
                                             ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......    16,706,689        84,846,279
  Reinvestment of distributions..........        10,465         8,154,342
  Cost of shares redeemed................   (20,457,211)      (28,720,790)
                                             ----------        ----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions...........................    (3,740,057)       64,279,831
                                             ----------        ----------
  Net increase (decrease) in net
  assets.................................   (19,887,125)       56,194,784
NET ASSETS:
  Beginning of period....................   134,929,479        78,734,695
                                             ----------        ----------
  End of period..........................  $115,042,354      $134,929,479
                                             ----------        ----------
                                             ----------        ----------

(1) For the period August 16, 2000 (commencement of operations) to December 31, 2000.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------
    Growth and Income Fund        S&P 500 Index Fund          Strategic Growth Fund
    -------------------------------------------------------------------------------------
        2001           2000          2001         2000(1)         2001           2000
    $    577,632   $  4,171,591   $   133,564   $    14,977   $   (170,597)  $    135,524
     (34,993,956)    29,685,950      (412,210)      (18,113)   (37,794,156)       194,764
     (28,608,263)   (59,353,222)   (1,466,832)     (633,083)    (5,796,231)   (24,160,909)
      ----------     ----------     ---------     ---------     ----------     ----------
     (63,024,587)   (25,495,681)   (1,745,478)     (636,219)   (43,760,984)   (23,830,621)
      ----------     ----------     ---------     ---------     ----------     ----------
        (532,001)    (4,174,458)     (133,190)      (15,232)             0       (135,423)
               0              0             0             0              0              0
               0    (29,748,977)            0             0              0       (257,911)
               0       (346,513)            0             0              0     (1,459,251)
      ----------     ----------     ---------     ---------     ----------     ----------
        (532,001)   (34,269,948)     (133,190)      (15,232)             0     (1,852,585)
      ----------     ----------     ---------     ---------     ----------     ----------
      31,815,783    128,238,014    17,864,933    10,450,179     11,663,184     99,054,322
         543,284     33,521,809       126,197        14,604          4,133      1,818,323
     (57,796,270)   (81,640,176)   (3,621,397)     (297,037)   (25,825,580)   (36,280,598)
      ----------     ----------     ---------     ---------     ----------     ----------
     (25,437,203)    80,119,647    14,369,733    10,167,746    (14,158,263)    64,592,047
      ----------     ----------     ---------     ---------     ----------     ----------
     (88,993,791)    20,354,018    12,491,065     9,516,295    (57,919,247)    38,908,841
     454,546,096    434,192,078     9,516,295             0    155,895,486    116,986,645
      ----------     ----------     ---------     ---------     ----------     ----------
    $365,552,305   $454,546,096   $22,007,360   $ 9,516,295   $ 97,976,239   $155,895,486
      ----------     ----------     ---------     ---------     ----------     ----------
      ----------     ----------     ---------     ---------     ----------     ----------

Statements of Changes in Net Assets             For the years ended December 31,
--------------------------------------------------------------------------------

                                                  Bond Funds
                                                  -----------------------------------------------------------------
                                                  California Municipal                National Municipal
                                                  Bond Fund                           Bond Fund
                                                  -----------------------------------------------------------------
                                                      2001              2000             2001              2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)..............      $ 10,093,789      $  9,508,939      $ 2,761,112      $  2,524,713
  Net realized gain (loss) on investments
  and foreign currency......................           784,842          (154,953)         202,017          (130,188)
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency..................................        (3,230,992)       14,773,714         (150,857)        3,123,098
                                                    ----------        ----------        ---------        ----------
  Net increase (decrease) in net assets
  resulting from operations.................         7,647,639        24,127,700        2,812,272         5,517,623
                                                    ----------        ----------        ---------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................       (10,045,003)       (9,510,584)      (2,746,355)       (2,524,743)
  Tax return of capital.....................                 0                 0                0                 0
  From net realized gain....................          (103,963)                0                0                 0
                                                    ----------        ----------        ---------        ----------
  Total distributions.......................       (10,148,966)       (9,510,584)      (2,746,355)       (2,524,743)
                                                    ----------        ----------        ---------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares.........        56,722,161        28,596,114       19,605,059         6,951,071
  Reinvestment of distributions.............         7,023,474         6,367,238        2,044,935         1,839,182
  Cost of shares redeemed...................       (28,375,977)      (40,516,741)      (7,626,001)      (14,335,733)
                                                    ----------        ----------        ---------        ----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions..............................        35,369,658        (5,553,389)      14,023,993        (5,545,480)
                                                    ----------        ----------        ---------        ----------
  Net increase (decrease) in net assets.....        32,868,331         9,063,727       14,089,910        (2,552,600)
NET ASSETS:
  Beginning of period.......................       213,319,621       204,255,894       53,901,231        56,453,831
                                                    ----------        ----------        ---------        ----------
  End of period.............................      $246,187,952      $213,319,621      $67,991,141      $ 53,901,231
                                                    ----------        ----------        ---------        ----------
                                                    ----------        ----------        ---------        ----------


                                              ------------------------------

                                                  Strategic Income Fund
                                              ------------------------------
                                                  2001              2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)..............  $  7,684,774      $  6,453,217
  Net realized gain (loss) on investments
  and foreign currency......................    (4,011,593)       (2,541,815)
  Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency..................................         5,012        (2,394,854)
                                                ----------        ----------
  Net increase (decrease) in net assets
  resulting from operations.................     3,678,193         1,516,548
                                                ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................    (7,453,827)       (4,505,612)
  Tax return of capital.....................      (259,109)       (1,950,526)
  From net realized gain....................             0                 0
                                                ----------        ----------
  Total distributions.......................    (7,712,936)       (6,456,138)
                                                ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares.........    53,160,943        37,145,987
  Reinvestment of distributions.............     3,174,626         2,700,487
  Cost of shares redeemed...................   (26,945,944)      (29,841,859)
                                                ----------        ----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions..............................    29,389,625        10,004,615
                                                ----------        ----------
  Net increase (decrease) in net assets.....    25,354,882         5,065,025
NET ASSETS:
  Beginning of period.......................    77,568,481        72,503,456
                                                ----------        ----------
  End of period.............................  $102,923,363      $ 77,568,481
                                                ----------        ----------
                                                ----------        ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                  Money Funds
    -------------------------------------------------------------------------------------------------------------------
    U.S. Government and           California Municipal          National Municipal
    Mortgage Securities Fund      Money Fund                    Money Fund                  U.S. Treasury Money Fund
    -------------------------------------------------------------------------------------------------------------------
        2001           2000           2001           2000          2001          2000           2001           2000
    $ 12,751,951   $ 11,504,277   $    728,153   $  1,178,426   $   132,564   $   172,554   $  2,738,323   $  3,420,270
               0     (1,550,886)             0              0             0             0          8,410         (3,577)
       2,191,960      7,579,487              0              0             0             0              0              0
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------
                     17,532,878        728,153      1,178,426       132,564       172,554      2,746,733      3,416,693
      14,943,911
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------
     (12,920,017)   (11,506,155)      (728,153)    (1,178,426)     (132,564)     (172,554)    (2,737,189)    (3,420,270)
               0              0              0              0             0             0              0              0
               0              0              0              0             0             0              0              0
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------
     (12,920,017)   (11,506,155)      (728,153)    (1,178,426)     (132,564)     (172,554)    (2,737,189)    (3,420,270)
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------
     171,967,375     20,047,054     21,720,344     24,649,144     5,053,017     4,213,320     68,650,619     98,501,476
       8,819,058      7,342,990        693,641      1,115,272       126,955       164,551      2,600,720      3,233,983
     (44,688,813)   (61,703,711)   (21,071,617)   (27,157,007)   (3,512,834)   (3,766,239)   (77,224,512)   (76,227,691)
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------
     136,097,620    (34,313,667)     1,342,368     (1,392,591)    1,667,138       611,632     (5,973,173)    25,507,768
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------
     138,121,514    (28,286,944)     1,342,368     (1,392,591)    1,667,138       611,632     (5,963,629)    25,504,191
     179,461,767    207,748,711     37,923,905     39,316,496     5,116,720     4,505,088     81,925,140     56,420,949
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------
    $317,583,281   $179,461,767   $ 39,266,273   $ 37,923,905   $ 6,783,858   $ 5,116,720   $ 75,961,511   $ 81,925,140
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------
      ----------     ----------     ----------     ----------     ---------     ---------     ----------     ----------

Financial Highlights  selected data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                    Stock Funds
                                    ---------------------------------------------------------------------------------------
                                    Balanced Fund                                     Emerging Growth Fund
                                    ---------------------------------------------------------------------------------------

                                           December 31,                                           December 31,
                                    2001(4)    2000      1999      1998      1997      2001      2000      1999      1998
Net asset value, beginning of
 period...........................  $ 11.58   $ 12.96   $ 14.47   $ 14.14   $ 12.18   $ 14.51   $ 18.79   $ 13.75   $ 13.00
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....     0.18      0.26      0.48      0.46      0.46     (0.18)    (0.12)    (0.15)    (0.09)
 Net realized and unrealized gain
 on investments...................    (0.38)    (1.37)    (1.21)     0.75      2.27     (0.24)    (4.16)     6.02      0.84
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
 Total from investment
 operations.......................    (0.20)    (1.11)    (0.73)     1.21      2.73     (0.42)    (4.28)     5.87      0.75
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
LESS DISTRIBUTIONS:
 From net investment income.......    (0.18)    (0.27)    (0.48)    (0.46)    (0.46)     0.00      0.00      0.00      0.00
 From net capital gains...........     0.00      0.00     (0.30)    (0.42)    (0.31)     0.00      0.00     (0.83)     0.00
 In excess of realized gains......     0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
 Tax return of capital
 distribution.....................     0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
 Total distributions..............    (0.18)    (0.27)    (0.78)    (0.88)    (0.77)     0.00      0.00     (0.83)     0.00
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period....  $ 11.20   $ 11.58   $ 12.96   $ 14.47   $ 14.14   $ 14.09   $ 14.51   $ 18.79   $ 13.75
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
Total return(2)...................    -1.70%    -8.71%    -5.20%     8.63%    22.72%    -2.89%   -22.78%    42.68%     5.77%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $42,159   $45,966   $73,365   $88,430   $49,456   $23,574   $25,939   $19,551   $16,747
 Ratio of expenses to average net
 assets:(3)
   Before expense waivers and
   reimbursement..................     1.22%     1.22%     1.15%     1.16%     1.20%     1.67%     1.64%     1.74%     1.59%
   After expense waivers and
   reimbursement..................     1.22%     1.22%     1.15%     1.16%     1.20%     1.66%     1.55%     1.53%     1.49%
 Ratio of net investment income to
 average net assets(3)............     1.55%     2.07%     3.30%     3.28%     3.58%    -1.40%    -0.72%    -1.14%    -0.68%
 Portfolio turnover rate..........    93.38%(6)  142.04%(6)   51.94%   33.62%   14.71%  271.11%  173.69%   184.32%   106.24%
                                      -----

                                    Stock Funds
                                    -----------------

                                    -----------------
                                    April 30, 1997(1)
                                         through
                                      Dec. 31, 1997
Net asset value, beginning of
 period...........................   $         10.00
                                              ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....             (0.05)
 Net realized and unrealized gain
 on investments...................              3.05
                                              ------
 Total from investment
 operations.......................              3.00
                                              ------
LESS DISTRIBUTIONS:
 From net investment income.......              0.00
 From net capital gains...........              0.00
 In excess of realized gains......              0.00
 Tax return of capital
 distribution.....................              0.00
                                              ------
 Total distributions..............              0.00
                                              ------
Net asset value, end of period....   $         13.00
                                              ------
                                              ------
Total return(2)...................             30.00%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................   $        10,028
 Ratio of expenses to average net
 assets:(3)
   Before expense waivers and
   reimbursement..................              1.88%
   After expense waivers and
   reimbursement..................              1.49%
 Ratio of net investment income to
 average net assets(3)............             -0.59%
 Portfolio turnover rate..........             17.06%

(1) Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each year. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3) Annualized when the period presented is less than one year.

(4) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the year ended 12/31/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.

                                                                  Balanced      Growth and
                                                                    Fund        Income Fund
                                                                  -------------------------
    Net investment income per share.............................   $ 0.00(5)      $ 0.00(5)
    Net realized and unrealized gain (loss) per share...........   $ 0.00(5)      $ 0.00(5)
    Ratio of net investment income to average net assets........    0.00%(5)       0.00%(5)

(5) Less than +/-$0.005 per share or +/-0.005%, respectively.

(6) Excludes the effect of short-term TBA security transactions.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------
    Global Growth Fund                                  Growth and Income Fund
    --------------------------------------------------------------------------------------------------------
    December 31,                                        December 31,
      2001       2000      1999      1998      1997     2001(4)      2000       1999       1998       1997
    $  18.69   $  19.28   $ 14.56   $ 12.69   $ 10.96   $  23.43   $  26.61   $  22.08   $  18.86   $  17.82
      ------     ------     -----     -----     -----     ------     ------     ------     ------     ------
       (0.01)      0.03      0.03      0.00      0.02       0.03       0.24       0.14       0.15       0.10
            )
       (2.16       0.59      8.10      2.21      2.65      (3.26)     (1.52)      6.85       4.71       4.58
      ------     ------     -----     -----     -----     ------     ------     ------     ------     ------
       (2.17)      0.62      8.13      2.21      2.67      (3.23)     (1.28)      6.99       4.86       4.68
      ------     ------     -----     -----     -----     ------     ------     ------     ------     ------
        0.00       0.00      0.00      0.00      0.00      (0.03)     (0.24)     (0.14)     (0.15)     (0.10)
        0.00      (0.92)    (3.41)    (0.18)    (0.84)      0.00      (1.64)     (2.32)     (1.49)     (3.53)
        0.00      (0.29)     0.00     (0.16)    (0.10)      0.00      (0.02)      0.00       0.00      (0.01)
        0.00       0.00      0.00      0.00      0.00       0.00       0.00       0.00       0.00       0.00
      ------     ------     -----     -----     -----     ------     ------     ------     ------     ------
        0.00      (1.21)    (3.41)    (0.34)    (0.94)     (0.03)     (1.90)     (2.46)     (1.64)     (3.64)
      ------     ------     -----     -----     -----     ------     ------     ------     ------     ------
    $  16.52   $  18.69   $ 19.28   $ 14.56   $ 12.69   $  20.17   $  23.43   $  26.61   $  22.08   $  18.86
      ------     ------     -----     -----     -----     ------     ------     ------     ------     ------
      ------     ------     -----     -----     -----     ------     ------     ------     ------     ------
      -11.61%      3.24%    55.85%    16.19%    24.35%    -13.79%     -4.90%     31.72%     25.83%     26.32%
    $115,042   $134,929   $70,300   $36,549   $29,468   $365,552   $454,546   $410,721   $248,606   $173,796
            %
        1.40       1.34%     1.48%     1.53%     1.66%      1.09%      1.02%      1.04%      1.06%      1.10%
            %
        1.40       1.34%     1.48%     1.53%     1.62%      1.09%      1.02%      1.04%      1.06%      1.10%
            %
       -0.08       0.15%     0.19%     0.04%     0.14%      0.15%      0.88%      0.59%      0.73%      0.51%
       43.59%     53.89%   103.02%    74.52%    63.62%    136.06%     66.14%    102.42%    106.21%    118.26%
      ------

Financial Highlights  selected data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                            Stock Funds
                                             ------------------------------------------------------------------------------------
                                                   S&P 500 Index Fund                         Strategic Growth Fund
                                             ------------------------------------------------------------------------------------
                                                            Aug. 16, 2000(1)
                                             December 31,       through                           December 31,
                                                 2001        Dec. 31, 2000       2001       2000       1999      1998      1997
Net asset value, beginning of period.......  $  8.92         $        10.00     $ 18.33   $  20.53   $  17.11   $ 16.36   $ 14.01
                                             ----------              ------       -----     ------     ------     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..............     0.05                   0.03       (0.02)      0.03      (0.01)     0.09      0.11
 Net realized and unrealized gain on
 investments...............................    (1.15)                 (1.10)      (5.22)     (2.01)      6.87      1.86      3.65
                                             ----------              ------       -----     ------     ------     -----     -----
 Total from investment operations..........    (1.10)                 (1.07)      (5.24)     (1.98)      6.86      1.95      3.76
                                             ----------              ------       -----     ------     ------     -----     -----
LESS DISTRIBUTIONS:
 From net investment income................    (0.05)                 (0.01)       0.00      (0.02)      0.00     (0.09)    (0.11)
 From net capital gains....................     0.00                   0.00        0.00      (0.03)     (3.44)    (1.00)    (1.30)
 In excess of realized gains...............     0.00                   0.00        0.00      (0.17)      0.00     (0.11)     0.00
 Tax return of capital distribution........     0.00                   0.00        0.00       0.00       0.00      0.00      0.00
                                             ----------              ------       -----     ------     ------     -----     -----
 Total distributions.......................    (0.05)                 (0.01)       0.00      (0.22)     (3.44)    (1.20)    (1.41)
                                             ----------              ------       -----     ------     ------     -----     -----
Net asset value, end of period.............  $  7.77         $         8.92     $ 13.09   $  18.33   $  20.53   $ 17.11   $ 16.36
                                             ----------              ------       -----     ------     ------     -----     -----
                                             ----------              ------       -----     ------     ------     -----     -----
Total return(2)............................   -12.36%                -10.66%     -28.59%     -9.65%     40.12%    11.22%    26.89%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's).........  $22,007         $        9,516     $97,976   $155,895   $102,428   $73,626   $54,310
 Ratio of expenses to average net
 assets:(3)
   Before expense waivers and
   reimbursement...........................     1.07%                  2.66%       1.26%      1.12%      1.17%     1.16%     1.21%
   After expense waivers and
   reimbursement...........................     0.50%                  0.50%       1.26%      1.12%      1.17%     1.16%     1.21%
 Ratio of net investment income to average
 net assets(3).............................     0.88%                  0.78%      -0.15%      0.13%     -0.06%     0.52%     0.86%
 Portfolio turnover rate...................      N/A                    N/A      175.07%     53.78%    179.98%    89.69%    85.55%

(1) Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each year. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3) Annualized when the period presented is less than one year.

(4) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the year ended 12/31/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.

                                                              California Municipal   National Municipal   Strategic Income
                                                                   Bond Fund             Bond Fund              Fund
                                                              ------------------------------------------------------------
Net investment income per share.............................         $0.00(5)              $0.00(5)            $(0.01)
Net realized and unrealized gain (loss) per share...........         $0.00(5)              $0.00(5)            $ 0.01
Ratio of net investment income to average net assets........          0.02%                 0.03%               (0.12)%

(5) Less than +/-$0.005 per share.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                  Bond Funds
    ------------------------------------------------------------------------------------------------------
    California Municipal Bond Fund                         National Municipal Bond Fund
    ------------------------------------------------------------------------------------------------------
    December 31,                                           December 31,
    2001(4)      2000       1999       1998       1997     2001(4)    2000      1999      1998      1997
    $  11.27   $  10.48   $  11.49   $  11.44   $  11.15   $ 11.13   $ 10.50   $ 11.56   $ 11.54   $ 11.21
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
        0.50       0.51       0.51       0.51       0.53      0.50      0.52      0.51      0.51      0.53
       (0.11)      0.79      (1.01)      0.16       0.33      0.03      0.63     (1.06)     0.13      0.40
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
        0.39       1.30      (0.50)      0.67       0.86      0.53      1.15     (0.55)     0.64      0.93
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
       (0.50)     (0.51)     (0.51)     (0.51)     (0.53)    (0.50)    (0.52)    (0.51)    (0.51)    (0.53)
       (0.00)      0.00       0.00      (0.11)     (0.04)     0.00      0.00      0.00     (0.11)    (0.07)
        0.00       0.00       0.00       0.00       0.00      0.00      0.00      0.00      0.00      0.00
        0.00       0.00       0.00       0.00       0.00      0.00      0.00      0.00      0.00      0.00
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
       (0.50)     (0.51)     (0.51)     (0.62)     (0.57)    (0.50)    (0.52)    (0.51)    (0.62)    (0.60)
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
    $  11.16   $  11.27   $  10.48   $  11.49   $  11.44   $ 11.16   $ 11.13   $ 10.50   $ 11.56   $ 11.54
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
      ------     ------     ------     ------     ------     -----     -----     -----     -----     -----
        3.51%     12.75%     -4.48%      5.94%      7.97%     4.79%    11.24%    -4.86%     5.70%     8.56%
    $246,188   $213,320   $198,406   $211,938   $195,292   $67,991   $53,901   $54,296   $62,558   $58,740
        0.92%      0.93%      0.93%      0.94%      0.95%     0.97%     1.01%     0.98%     0.99%     1.00%
        0.92%      0.93%      0.88%      0.94%      0.95%     0.97%     1.01%     0.97%     0.99%     1.00%
        4.40%      4.74%      4.61%      4.43%      4.76%     4.44%     4.83%     4.62%     4.44%     4.72%
       12.60%     12.25%     17.01%     14.95%     15.95%    32.81%    20.12%    16.44%    21.89%    21.80%


     ------------------------------------------------
     Strategic Income Fund
     ------------------------------------------------
     December 31,
     2001(4)     2000      1999      1998      1997
     $   4.37   $  4.67   $  4.98   $  5.16   $  5.16
       ------     -----     -----     -----     -----
         0.36      0.39      0.40      0.38      0.42
        (0.17)    (0.30)    (0.30)    (0.15)     0.06
       ------     -----     -----     -----     -----
         0.19      0.09      0.10      0.23      0.48
       ------     -----     -----     -----     -----
        (0.35)    (0.27)    (0.40)    (0.38)    (0.42)
         0.00      0.00      0.00     (0.00)    (0.05)
         0.00      0.00      0.00     (0.00)    (0.01)
        (0.01)    (0.12)    (0.01)    (0.03)     0.00
       ------     -----     -----     -----     -----
        (0.36)    (0.39)    (0.41)    (0.41)    (0.48)
       ------     -----     -----     -----     -----
     $   4.20   $  4.37   $  4.67   $  4.98   $  5.16
       ------     -----     -----     -----     -----
       ------     -----     -----     -----     -----
         4.45%     2.05%     1.92%     4.03%     9.57%
     $102,923   $77,568   $67,218   $66,375   $37,831
         1.31%     1.36%     1.37%     1.36%     1.51%
         1.31%     1.36%     1.16%     0.80%     0.41%
         8.31%     8.65%     8.42%     7.45%     8.04%
       114.66%   146.55%   119.62%   172.43%   221.42%

Financial Highlights  selected data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                              Bond Funds
                                                              --------------------------------------------------------
                                                              U.S. Government and Mortgage Securities Fund
                                                              --------------------------------------------------------
                                                              December 31,
                                                                2001        2000        1999        1998        1997
Net asset value, beginning of period........................  $   9.95    $   9.61    $  10.17    $  10.20    $  10.07
                                                               -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............................      0.56        0.60        0.60        0.63        0.67
  Net realized and unrealized gain on investments...........      0.16        0.34       (0.56)      (0.03)       0.13
                                                               -------     -------     -------     -------     -------
  Total from investment operations..........................      0.72        0.94        0.04        0.60        0.80
                                                               -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income................................     (0.57)      (0.60)      (0.60)      (0.63)      (0.67)
  From net capital gains....................................      0.00        0.00        0.00        0.00        0.00
  In excess of realized gains...............................      0.00        0.00        0.00        0.00        0.00
  Tax return of capital distribution........................      0.00        0.00        0.00        0.00        0.00
                                                               -------     -------     -------     -------     -------
  Total distributions.......................................     (0.57)      (0.60)      (0.60)      (0.63)      (0.67)
                                                               -------     -------     -------     -------     -------
Net asset value, end of period..............................  $  10.10    $   9.95    $   9.61    $  10.17    $  10.20
                                                               -------     -------     -------     -------     -------
                                                               -------     -------     -------     -------     -------
Total return(1).............................................      7.39%      10.21%       0.39%       6.06%       8.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................  $317,583    $179,462    $202,966    $216,344    $202,573
  Ratio of expenses to average net assets:
    Before expense waivers and reimbursement................      1.03%       1.03%       1.01%       1.02%       1.03%
    After expense waivers and reimbursement.................      1.03%       1.03%       1.01%       1.02%       1.03%
  Ratio of net investment income to average net assets......      5.53%       6.27%       6.05%       6.20%       6.67%
  Portfolio turnover rate...................................     19.75%       1.66%      20.67%      22.70%       3.73%

(1) Total returns assume purchase at net asset value (without sales charge) at the beginning of each year.

(2) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the year ended 12/31/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.

                                                                  U.S. Treasury
                                                                   Money Fund
                                                                  -------------
    Net investment income per share.............................      $0.00(3)
    Net realized and unrealized gain (loss) per share...........      $0.00(3)
    Ratio of net investment income to average net assets........       0.00%(3)

(3) Less than +/-$0.005 per share or 0.005%, respectively.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    Money Funds
    -------------------------------------------------------------------------------------------------
    California Municipal Money Fund                   National Municipal Money Fund
    -------------------------------------------------------------------------------------------------
    December 31,                                      December 31,
     2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
      0.019     0.030     0.024     0.026     0.029     0.021     0.035     0.027     0.029     0.030
     (0.000)    0.000     0.000     0.000     0.000    (0.000)    0.000     0.000     0.000     0.000
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
      0.019     0.030     0.024     0.026     0.029     0.021     0.035     0.027     0.029     0.030
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     (0.019)   (0.030)   (0.024)   (0.026)   (0.029)   (0.021)   (0.035)   (0.027)   (0.029)   (0.030)
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     (0.019)   (0.030)   (0.024)   (0.026)   (0.029)   (0.021)   (0.035)   (0.027)   (0.029)   (0.030)
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
       1.93%     3.03%     2.44%     2.67%     2.97%     2.15%     3.54%     2.67%     2.95%     3.09%
    $39,266   $37,924   $39,316   $40,483   $44,751   $ 6,784   $ 5,117   $ 4,505   $ 5,464   $ 6,579
       0.90%     0.94%     0.95%     0.99%     0.97%     1.07%     1.52%     1.43%     1.35%     1.31%
       0.61%     0.63%     0.63%     0.67%     0.64%     0.70%     0.71%     0.70%     0.67%     0.68%
       1.92%     2.98%     2.41%     2.74%     2.94%     2.09%     3.48%     2.63%     2.91%     3.04%
         --        --        --        --        --        --        --        --        --        --

     Money Funds
     -----------------------------------------------
     U.S. Treasury Money Fund
     -----------------------------------------------
     December 31,
     2001(2)    2000      1999      1998      1997
     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
      ------    ------    ------    ------    ------
       0.033     0.052     0.040     0.045     0.046
      (0.000)    0.000     0.000     0.000     0.000
      ------    ------    ------    ------    ------
       0.033     0.052     0.040     0.045     0.046
      ------    ------    ------    ------    ------
      (0.033)   (0.052)   (0.040)   (0.045)   (0.046)
       0.000     0.000     0.000     0.000     0.000
       0.000     0.000     0.000     0.000     0.000
       0.000     0.000     0.000     0.000     0.000
      ------    ------    ------    ------    ------
      (0.033)   (0.052)   (0.040)   (0.045)   (0.046)
      ------    ------    ------    ------    ------
     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
      ------    ------    ------    ------    ------
      ------    ------    ------    ------    ------
        3.32%     5.35%     4.02%     4.60%     4.73%
     $75,962   $81,925   $55,892   $58,186   $60,033
        0.99%     1.02%     1.03%     1.02%     1.02%
        0.73%     0.68%     0.69%     0.60%     0.62%
        3.31%     5.24%     3.96%     4.49%     4.63%
          --        --        --        --        --

Notes to Financial Statements                                  December 31, 2001
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering thirteen portfolios. The Company currently consists of the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth and Income Fund, the Atlas S&P 500 Index Fund, the Atlas Strategic Growth Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, and the Atlas U.S. Treasury Money Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund and the Atlas California Municipal Bond Fund which are non-diversified.

  The Atlas S&P 500 Index Fund is a "feeder" fund in a "master-feeder" structure. As such, the Fund invests all of its assets in a separate mutual fund known as the "Master Portfolio". The Master Portfolio, which has the same investment objective as the Atlas S&P 500 Index Fund, invests in the common stock of the individual securities that comprise the S&P 500 Index. The Fund's investment value in the Master Portfolio, which reflects the Fund's ownership in the net assets of the Master Portfolio, is .79% of the outstanding interests of the Master Portfolio. The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Atlas S&P 500 Index Fund.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

  a. Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established is reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the bid price.

       Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ Automated Quotation System) is valued at the bid price from a pricing service or broker. Each security reported on the NASDAQ Automated Quotation System is valued at the last sales price on the valuation date.

--------------------------------------------------------------------------------

  b. Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 2001, Atlas Strategic Income Fund holds securities in default with an aggregate market value of $1,208,368, representing 1.17% of the Fund's net assets.

  c. Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  d. Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  e. Federal Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment and tax-exempt income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  f. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  g. Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. All other expenses are charged to each Fund as incurred on a specific identification basis.

  h. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities (see note 1q. Change in Accounting Principle). Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Balanced Fund and the Atlas Growth and Income Fund, which are on a quarterly schedule, declare, pay and reinvest dividends annually. Income for the Atlas Balanced Fund, the Atlas Global Growth Fund, the Atlas Growth and Income Fund and the Atlas Strategic Growth Fund for the year ended December 31, 2001 are net of foreign withholding taxes of $1,139, $138,492, $7,554 and $1,390, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

  i. To-Be-Announced Securities: The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 2001 amounted to $7,376,101 for Atlas Balanced Fund and $14,943,158 for Atlas Strategic Income Fund.

Notes to Financial Statements                                  December 31, 2001
--------------------------------------------------------------------------------

  j. Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  k. Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

       The valuation of forward contracts owned by the Stock Funds and Atlas Strategic Income Fund is based on the daily prices of the forward currency contract rates in the foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

       Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  l. Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

  m. Dollar Roll Transactions: The Atlas Balanced Fund, the Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

  n. Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

--------------------------------------------------------------------------------

       gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

  o.   Classification of Distributions to Shareholders: Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may vary from the characterization for Federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which distributions are made may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences, and differing characterization of distributions made by a Fund.

       Permanent differences incurred during the period ended December 31, 2001, resulting from differences in book and tax accounting, have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and paid in capital as follows:

                                                                         Undistributed    Accumulated
                                                                         Net Investment   Net Realized        Paid in
                                                                          Income(Loss)    Gain (Loss)         Capital
                                                                       -------------------------------------------------------
         Balanced Fund...............................................  $      0             $    892         $    (892)
         Emerging Growth Fund........................................   304,153                  599          (304,752)
         Global Growth Fund..........................................    97,351              (65,176)          (32,175)
         Growth and Income Fund......................................         0                 (280)              280
         S&P 500 Index Fund..........................................       453              (51,520)           51,067
         Strategic Growth Fund.......................................   170,171                  411          (170,582)
         California Municipal Bond Fund..............................   (12,968)              13,073              (105)
         National Municipal Bond Fund................................    (3,832)               3,832                 0
         Strategic Income Fund.......................................     5,326              155,424          (160,750)
         U.S. Government and Mortgage Securities Fund................    95,504              392,896          (488,400)
         U.S. Treasury Money Fund....................................         0                1,134            (1,134)

  p. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  q. Change in Accounting Principle: As required, effective January 1, 2001, the Funds, where applicable, have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires amortizing discount or premium on debt securities using the interest method of computation. Prior to January 1, 2001, the involved Funds used other methods to compute amortization. The cumulative effect of this accounting change, summarized in the following table, had no impact on total net assets of the Funds, but resulted in changes in cost of securities and corresponding changes in net unrealized appreciation (depreciation), based on securities held by the Funds on January 1, 2001.

       The effects of this change on the Funds for the year ended December 31, 2001 as to net investment income, net unrealized appreciation (depreciation) and net realized gains (losses) are also summarized below. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Notes to Financial Statements                                  December 31, 2001
--------------------------------------------------------------------------------

                                                 Effect of Change in Accounting Principle -- Increase (Decrease)
                                                 --------------------------------------------------------------------------------
                                                 Cumulative                      For the Year
                                                 as of December 31, 2000         Ended December 31, 2001
                                                 ----------------------------    ------------------------------------------------
                                                               Net Unrealized         Net          Net Unrealized
                                                  Cost of       Appreciation       Investment       Appreciation     Net Realized
                                                 Securities    (Depreciation)        Income        (Depreciation)    Gain (Loss)
                                                 --------------------------------------------------------------------------------
      Balanced Fund............................   $    810       $    (810)        $   1,459          $   (567)        $   (892)
      Growth and Income Fund...................     11,153         (11,153)            4,226            (4,226)               0
      California Municipal Bond Fund...........    142,716        (142,716)           48,786           (35,818)         (12,968)
      National Municipal Bond Fund.............     22,899         (22,899)           14,757           (10,925)          (3,832)
      Strategic Income Fund....................    (85,851)         85,851          (117,475)           16,174          101,301
      U.S. Treasury Money Fund.................          0               0             1,134                 0           (1,134)

2. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of December 31, 2001, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                                                                               California
                                 Balanced     Emerging         Global        Growth and       Strategic         Municipal
                                   Fund      Growth Fund     Growth Fund     Income Fund     Growth Fund        Bond Fund
                                 ------------------------------------------------------------------------------------------
Unrealized appreciation........  $ 3,005     $   4,827     $   19,618        $   49,141    $     4,660        $       9,622
Unrealized depreciation........  $(5,969)    $    (951)    $  (13,262)       $   (9,576)   $    (9,457)       $      (1,478)
                                 ------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation).................  $(2,964)    $   3,876     $    6,356        $   39,565    $    (4,797)       $       8,144
                                 ------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............  $52,434     $  19,716     $  108,609        $  320,545    $   102,856        $     241,960
                                 ------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------
                                 National                  U.S. Government   California        National
                                 Municipal    Strategic     and Mortgage      Municipal       Municipal       U.S. Treasury
                                 Bond Fund   Income Fund   Securities Fund   Money Fund       Money Fund       Money Fund
                                 ------------------------------------------------------------------------------------------
Unrealized appreciation........  $ 2,772     $   3,789     $    3,285        $       --    $        --        $          --
Unrealized depreciation........  $  (423)    $ (10,236)    $   (1,678)       $       --    $        --        $          --
                                 ------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation).................  $ 2,349     $  (6,447)    $    1,607        $       --    $        --        $          --
                                 ------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............  $67,278     $ 123,607     $  314,961        $   39,436    $     6,666        $      76,076
                                 ------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------

3. SHARE TRANSACTIONS

  The following is a summary of share transactions for the periods ended December 31, 2001 and December 31, 2000 (in 000's):

                                                     Emerging
                                 Balanced Fund       Growth Fund        Global Growth Fund
                                  2001      2000     2001(1)    2000      2001       2000
                                 ----------------------------------------------------------
Sold...........................      574       966      289     1,013       994      4,050
Issued in reinvestment of
dividends......................       59        86        0         0         0        436
Redeemed.......................     (840)   (2,741)    (404)     (266)   (1,248)      (914)
                                 ----------------------------------------------------------
Net increase (decrease)........     (207)   (1,689)    (115)      747      (254)     3,572
                                 ----------------------------------------------------------
                                 ----------------------------------------------------------

--------------------------------------------------------------------------------

                                 Growth and                                                        California Municipal
                                 Income Fund         S&P 500 Index Fund    Strategic Growth Fund   Bond Fund
                                  2001      2000       2001     2000(1)      2001        2000        2001        2000
                                 ---------------------------------------------------------------------------------------
Sold...........................    1,510     4,546     2,208      1,097         779       4,208      5,020       2,610
Issued in reinvestment of
dividends......................       26     1,402        16          2           0          99        624         582
Redeemed.......................   (2,811)   (1,981)     (458)       (33)     (1,797)       (792)    (2,523)     (3,192)
                                 ---------------------------------------------------------------------------------------
Net increase (decrease)........   (1,275)    3,967     1,766      1,066      (1,018)      3,515      3,121           0
                                 ---------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------
                                                                             U.S. Government and
                                 National Municipal    Strategic Income      Mortgage Securities
                                 Bond Fund             Fund                  Fund
                                   2001       2000       2001       2000       2001        2000
                                 -----------------------------------------------------------------
Sold...........................    1,743        638     12,350      8,184      16,956       2,064
Issued in reinvestment of
dividends......................      182        168        742        571         870         750
Redeemed.......................     (678)    (1,133)    (6,312)    (5,408)     (4,422)     (5,902)
                                 -----------------------------------------------------------------
Net increase (decrease)........    1,247       (327)     6,780      3,347      13,404      (3,088)
                                 -----------------------------------------------------------------
                                 -----------------------------------------------------------------
                                 California Municipal    National Municipal    U.S. Treasury
                                 Money Fund              Money Fund            Money Fund
                                   2001        2000        2001       2000       2001        2000
                                 -------------------------------------------------------------------
Sold...........................    21,720      24,649      5,053      4,213      68,651      97,797
Issued in reinvestment of
dividends......................       694       1,115        127        165       2,601       3,220
Redeemed.......................   (21,072)    (27,157)    (3,513)    (3,766)    (77,225)    (74,980)
                                 -------------------------------------------------------------------
Net increase (decrease)........     1,342      (1,393)     1,667        612      (5,973)     26,037
                                 -------------------------------------------------------------------
                                 -------------------------------------------------------------------

(1) For the period August 16, 2000 (commencement of operation) to December 31, 2000.

4. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows (in 000's):

                                                                                                               California
                                 Balanced     Emerging         Global        Growth and       Strategic         Municipal
                                   Fund      Growth Fund     Growth Fund     Income Fund     Growth Fund        Bond Fund
                                 ------------------------------------------------------------------------------------------
Purchases......................  $39,136     $  58,669     $  49,291         $  478,110    $   184,616        $      67,061
Sales..........................  $39,269     $  57,280     $  54,827         $  513,188    $   164,020        $      27,717
                                 ------------------------------------------------------------------------------------------
                                 National                  U.S. Government   California        National
                                 Municipal    Strategic     and Mortgage      Municipal       Municipal       U.S. Treasury
                                 Bond Fund   Income Fund   Securities Fund   Money Fund       Money Fund       Money Fund
                                 ------------------------------------------------------------------------------------------
Purchases......................  $32,234     $ 147,923     $ 170,982         $        0    $         0        $           0
Sales..........................  $19,235     $ 120,903     $  44,010         $        0    $         0        $           0
                                 ------------------------------------------------------------------------------------------

Notes to Financial Statements                                  December 31, 2001
--------------------------------------------------------------------------------

POST OCTOBER LOSS

  Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the Funds elected to defer capital and currency losses occurring between November 1, 2001 and December 31, 2001 as follows (in 000's):

                                                              Capital Losses    Currency Losses
                                                              ---------------------------------
Balanced Fund...............................................  $     993         $            --
Global Growth Fund..........................................        919                      11
Growth and Income Fund......................................      1,956                      --
S&P 500 Index Fund..........................................         42                      --
Strategic Growth Fund.......................................        963                      --
Strategic Income Fund.......................................      3,061                     235
U.S. Government and Mortgage Securities Fund................         38                      --

  At December 31, 2001 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                                              Expiring December 31,
                                                              ----------------------------------------------------------------
                                                               2002     2003     2004    2005   2006   2007    2008     2009
Balanced Fund...............................................  $   --   $   --   $   --   $ --   $--    $ --   $2,028   $   892
Emerging Growth Fund........................................  $   --   $   --   $   --   $ --   $--    $ --   $3,587   $ 2,756
Global Growth Fund..........................................  $   --   $   --   $   --   $ --   $--    $ --   $   --   $ 6,389
Growth and Income Fund......................................  $   --   $   --   $   --   $ --   $--    $ --   $   --   $31,390
Strategic Growth Fund.......................................  $   --   $   --   $   --   $ --   $--    $ --   $   --   $37,498
S&P 500 Index Fund..........................................  $   --   $   --   $   --   $ --   $--    $ --   $    3   $   286
National Municipal Bond Fund................................  $   --   $   --   $   --   $ --   $--    $409   $  306   $    --
Strategic Income Fund.......................................  $   --   $   --   $   --   $ --   $--    $ --   $2,082   $   924
U.S. Government and Mortgage Securities Fund................  $5,195   $7,507   $1,491   $280   $52    $420   $1,546   $    72
U.S. Treasury Money Fund....................................  $   --   $   --   $    1   $  5   $ 7    $  2   $    4   $    --

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money
Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc., to the Atlas Stock Funds and Atlas
Strategic Income Fund by OppenheimerFunds, Inc. (together, the "Subadvisers") and to the Master Portfolio, in which the S&P 500 Index Fund invests, by Barclays Global Fund Advisors (BGFA). The Atlas S&P 500 Index Fund invests all of its assets in the Master Portfolio, a passively managed fund, which is advised by BGFA. Each Fund pays the Adviser a management fee for the investment management services, and the Adviser, in turn, pays the Subadvisers. In addition, Atlas S&P 500 Index Fund pays directly to BGFA an annualized fee of ..05% of its daily assets invested in the Master Portfolio. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and ..475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Emerging Growth Fund, Atlas Global Growth Fund and Atlas S&P 500
Index Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income
Fund; 80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Emerging Growth Fund and the Atlas Global Growth Fund; and .25% of assets up to $500 million and .23% of assets over $500 million for the Atlas S&P 500 Index Fund. At December 31, 2001 the following amounts were payable by the respective Funds to Atlas Advisers, Inc. for management services rendered: Balanced Fund, $24,922; Emerging Growth Fund, $15,848; Global Growth Fund, $76,299; Growth and Income Fund, $192,605; Strategic Growth Fund, $58,101; California Municipal Bond Fund, $114,746; National Municipal Bond Fund, $31,758; Strategic Income Fund, $64,713; U.S. Government and Mortgage Securities Fund,

--------------------------------------------------------------------------------

$145,611; California Municipal Money Fund, $15,092; National Municipal Money Fund, $2,219; and U.S. Treasury Money Fund, $32,250.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for shares of each Fund pursuant to a Principal Underwriting Agreement. The Distributor receives payments under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily net assets in each fund, payable on a quarterly basis. At December 31, 2001 the following amounts were payable by the respective Funds to Atlas Securities, Inc. for Plan services rendered: Balanced Fund, $25,793; Emerging Growth Fund, $14,541; Global Growth Fund, $68,358; Growth and Income Fund $222,963; S&P 500 Index Fund, $11,913; Strategic Growth Fund, $59,871; California Municipal Bond Fund, $154,694; National Municipal Bond Fund, $43,059; Strategic Income Fund, $62,512; and U.S. Government and Mortgage Securities Fund, $188,419.

  Due to voluntary expense waivers in effect during the period ended December 31, 2001, 12b-1 fees were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. 12b-1 fees due the Distributor were reduced in the amount of $318,383. Management fees due the Adviser were reduced by $71,380. The Adviser also absorbed $50,102 of other Fund expenses during the period.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At December 31, 2001, Golden West Financial Corporation owned 115,723 shares in the Atlas Emerging Growth Fund, 1,000 shares in the Atlas S&P 500 Index Fund, 80,862 shares in the Atlas California Municipal Bond Fund and 45,162 shares in the Atlas National Municipal Bond Fund.

6. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

  Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 2001 are as follows:

  The Balanced Fund has 17.58% in Federal National Mortgage Association bonds.

  The Emerging Growth Fund has 10.40% in information technology and 16.60% in electronics.

  The Global Growth Fund has 10.95% in computer software.

  The California Municipal Bond Fund has 15.23% in transportation, 13.12% in lease revenue, 12.47% in general obligation bonds and 11.98% in water/sewer.

  The National Municipal Bond Fund has 24.49% in general obligation bonds, 12.17% in transportation and 11.52% in water/sewer.

  The Strategic Income Fund has 17.23% in Federal National Mortgage Association bonds.

  The California Municipal Money Fund has 32.48% in housing, 16.71% in lease revenue and 14.26% in water/sewer.

  The National Municipal Money Fund has 32.36% in health and 26.98% in general obligation bonds.

Notes to Financial Statements                                  December 31, 2001
--------------------------------------------------------------------------------

7. FORWARD CONTRACTS

  Open forward contracts in the Funds to purchase and sell foreign currencies as of December 31, 2001 were as follows:

                                                                               Contract
                                                              Settlement        Amount              Valuation as      Unrealized
                                                                 Date          (000's)              of 12/31/01       Gain (Loss)
                                                           ----------------------------------------------------------------------
Global Growth Fund:
-------------------
Contracts to Purchase:
--------------------
British Pound Sterling...................................  01/02/02                 22     GBP       $   32,138              67
                                                                                                     ==========        --------
Net unrealized gain......................................                                                              $     67
                                                                                                                       ========
Strategic Income Fund:
---------------------
Contracts to Purchase:
--------------------
Argentinian Peso.........................................  01/02/02                  1     ARS       $    1,276        $    144
Australian Dollar........................................  01/09/02                485     AUD          247,920          (4,726)
Euro.....................................................  01/14/02-02/07/02       855     EUR          760,415           7,463
British Pound Sterling...................................  01/07/02                 60     GBP           87,243           1,030
Japanese Yen.............................................  01/02/02-01/22/02    56,637     JPY          432,594         (14,636)
Russian Ruble............................................  01/31/02                595     RUB           19,510          (6,907)
Swedish Krona............................................  02/07/02              1,503     SEK          143,399           2,263
                                                                                                     ----------        --------
                                                                                                     $1,692,357         (15,369)
                                                                                                     ==========        --------
Contracts to Sell:
---------------
Australian Dollar........................................  01/09/02                485     AUD       $  247,920          (3,699)
Euro.....................................................  01/14/02-02/07/02     3,540     EUR        3,149,276         (28,836)
British Pound Sterling...................................  01/07/02-01/22/02       615     GBP          894,040         (25,499)
Japanese Yen.............................................  01/22/02             56,620     JPY          432,464          14,840
Swedish Krona............................................  02/07/02              1,503     SEK          143,399          (2,111)
                                                                                                     ----------        --------
                                                                                                     $4,867,099         (45,305)
                                                                                                     ==========        --------
Net unrealized loss......................................                                                              $(60,674)
                                                                                                                       ========

8. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

--------------------------------------------------------------------------------

  As of December 31, 2001, the Atlas Strategic Income Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                                           Number of
                                                              Expiration    Futures                   Unrealized
                                                                 Date      Contracts    Valuation    Depreciation
                                                              ---------------------------------------------------
Contracts to Purchase:
--------------------
U.S. Treasury Notes.........................................  03/02           203      $21,405,422    $(110,055)
German Federal Government Bonds.............................  03/02             4      $   380,388       (4,096)
                                                                                                      ---------
                                                                                                       (114,151)
                                                                                                      ---------
Contracts to Sell:
---------------
United Kingdom Government Bonds.............................  03/02             2      $   328,056        4,609
                                                                                                      ---------
Net unrealized loss.........................................                                          $(109,542)
                                                                                                      =========

9. OPTIONS TRANSACTIONS

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options my be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are recorded as a liability which is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is cancelled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

Notes to Financial Statements                                  December 31, 2001
--------------------------------------------------------------------------------

  Written option transactions in the Funds for the year ended December 31, 2001 were as follows:

                                                        Call Options                 Put Options
                                                        -------------------------    ------------------------------
                                                        Number of      Amount of     Number of           Amount of
                                                        Options        Premiums      Options             Premiums
                                                        -----------------------------------------------------------
Strategic Income Fund:
-----------------------
Options outstanding at December 31, 2000..............        1,000     $  3,100               10,600     $ 12,521
Options written.......................................   59,909,780      170,998      301,800,461,450       30,727
Options closed or expired.............................  (59,869,400)     (76,784)    (301,800,472,050)     (43,248)
Options exercised.....................................            0            0                    0            0
                                                        -----------     --------     ----------------     --------
Options outstanding at December 31, 2001..............       41,380     $ 97,314                    0     $      0
                                                        ===========     ========     ================     ========

10. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. Restricted securities are not registered under the Securities Act of 1933, are often acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At December 31, 2001, the value of illiquid securities and the resulting percentage of net assets amounted to $202,293 or .86% in the Atlas Emerging Growth Fund and $5,379,729 or 5.23% in the Atlas Strategic Income Fund. Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Atlas Assets, Inc.:

  We have audited the accompanying statements of assets and liabilities, including the statements of investments in securities and net assets, of Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth and Income Fund, Atlas Strategic Growth Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, and Atlas U.S. Treasury Money Fund and the statement of assets and liabilities of Atlas S&P 500 Index Fund [each a portfolio constituting Atlas Assets, Inc. (the "Funds")] as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods ended December 31, 2001 and 2000, and the financial highlights for each of the periods ended December 31, 2001, 2000, 1999, 1998, and 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios comprising Atlas Assets, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the periods ended December 31, 2001 and 2000, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte Signature

Oakland, California
February 8, 2002

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

  The following tax information represents disclosures of various tax benefits for the year ended December 31, 2001 passed though to shareholders of the Atlas Funds.

  In accordance with the Internal Revenue Code, California Municipal Bond Fund is designating $103,963 of long-term capital gain dividends.

  Of the distributions made from net investment income for the below stated Atlas Funds, the following percentages are tax-exempt for regular federal income tax purposes.

California Municipal Bond Fund..............................  100%
National Municipal Bond Fund................................  100%
California Municipal Money Fund.............................  100%
National Municipal Money Fund...............................  100%

Directors and Officers                                               (unaudited)
--------------------------------------------------------------------------------

  The Directors and principal officers of Atlas Assets, Inc., their business addresses, positions held, length of time served, principal occupations for the past five years and other directorships held are set forth in the following table.

INTERESTED DIRECTORS

                                                                                                            Number of
                                                                                                          Portfolios in
                                            Term of Office                                                Fund Complex
                         Position(s) Held   and Length of             Principal Occupation(s)              Overseen by
Name, Address, and Age      with Fund        Time Served                During Past 5 Years                 Director
Marion O. Sandler, 71    Director          Since 11/1987     Chairman of the Board and Chief Executive   Thirteen
1901 Harrison Street                                         Officer of World Savings Bank, FSB ("World
Oakland, CA 94612        President and     Since 2/1988      Savings"), Golden West Financial
                         Chief Executive                     Corporation ("GWFC"), Atlas Securities,
                         Officer           Term of Offices:  Inc. ("Distributor") and Atlas Advisers,
                                           Continuous        Inc. ("Adviser")
Russell W. Kettell, 57   Director          Since 12/1989     President of GWFC and Senior Executive      Thirteen
1901 Harrison Street                       Term:             Vice President of World Savings
Oakland, CA 94612                          Continuous


                              Other
                          Directorships
Name, Address, and Age   Held by Director
Marion O. Sandler, 71    Atlas Insurance
1901 Harrison Street     Trust (the
Oakland, CA 94612        Trust)
Russell W. Kettell, 57   Atlas Insurance
1901 Harrison Street     Trust
Oakland, CA 94612

DISINTERESTED DIRECTORS

                                                                                                            Number of
                                                                                                          Portfolios in
                                            Term of Office                                                Fund Complex
                         Position(s) Held   and Length of             Principal Occupation(s)              Overseen by
Name, Address, and Age      with Fund        Time Served                During Past 5 Years                 Director
Barbara A. Bond, 55      Director          Since 12/1989     Certified Public Accountant/Tax Partner of  Thirteen
Hood & Strong LLP                          Term:             Hood & Strong LLP
101 California Street                      Continuous
San Francisco, CA 94111
Daniel L. Rubinfeld, 56  Director          From 12/1989      Professor of Law and Economics, University  Thirteen
University of                              thru 8/1997 and   of California, Berkeley. Deputy Assistant
California                                 from 3/1999 to    Attorney General, U.S. Department of
School of Law                              present Term:     Justice, June 1997 - December 1998;
788 Boalt Hall                             Continuous        Independent Consultant
Berkeley, CA 94720
David J. Teece, 53       Director          Since 12/1989     Professor, Haas School of Business, and     Thirteen
University of                              Term:             Director, Institute of Management,
California                                 Continuous        Innovation and Organization, University of
IMIO #1930                                                   California, Berkeley
Haas School of Business
S-402
Berkeley, CA 94720


                              Other
                          Directorships
Name, Address, and Age   Held by Director
Barbara A. Bond, 55      Atlas Insurance
Hood & Strong LLP        Trust
101 California Street
San Francisco, CA 94111
Daniel L. Rubinfeld, 56  Atlas Insurance
University of            Trust
California
School of Law
788 Boalt Hall
Berkeley, CA 94720
David J. Teece, 53       Atlas Insurance
University of            Trust
California               LECG, Inc.: a
IMIO #1930               professional
Haas School of Business  services firm
S-402
Berkeley, CA 94720

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

                                                                                                            Number of
                                                                                                          Portfolios in
                                            Term of Office                                                Fund Complex
                         Position(s) Held   and Length of             Principal Occupation(s)              Overseen by
Name, Address, and Age      with Fund        Time Served                During Past 5 Years                  Officer
W. Lawrence Key, 48      Group Senior      Since 9/2001      September 2001 to present - Group Senior    Thirteen
794 Davis Street         Vice President                      Vice President and Chief Operating Officer
San Leandro, CA 94577    and Chief         Term of Offices:  of the Company, the Trust, the Adviser and
                         Operating         Continuous        the Distributor; May 2000 - August
                         Officer                             2001 - Group Senior Vice President of the
                                                             Distributor; August 1993 - April
                                                             2000 - Senior Vice President of the
                                                             Distributor; November 1989 - August
                                                             2001 - Vice President of the Distributor
Joseph M. O'Donnell, 47  Vice President,   Since 10/2001     October 2001 to present - Vice President,   Thirteen
794 Davis Street         Chief Legal                         Chief Legal Counsel, Chief Compliance
San Leandro, CA 94577    Counsel, Chief    Term of Offices:  Officer and Secretary of the Company, the
                         Compliance        Continuous        Trust, the Adviser and the Distributor;
                         Officer and                         August 1999 to May 2001 - Chief Operating
                         Secretary                           Officer and General Counsel of Matthews
                                                             International Capital Management, LLC, San
                                                             Francisco, CA; 1997-1999 - Vice President/
                                                             Legal of SEI Investments Co., Inc., Oaks,
                                                             PA; 1993-1997 - Vice President and General
                                                             Counsel to FPS Services, Inc., King of
                                                             Prussia, PA
Gene Johnson, 49         Vice President    Since 1/2000      January 2000 to present - Vice President    Thirteen
794 Davis Street         and Treasurer     Since 7/1998      of the Company, the Trust and the Adviser;
San Leandro, CA 94577                                        July 1998 to present - Treasurer of the
                                           Term of Offices:  Company and the Trust; July
                                           Continuous        1998 - December 1999 - Assistant Vice
                                                             President of the Company and the Trust;
                                                             March 1994 - June 1998 - Manager of Fund
                                                             Accounting for the Company and the Trust


                              Other
                          Directorships
Name, Address, and Age   Held by Officer
W. Lawrence Key, 48      None
794 Davis Street
San Leandro, CA 94577
Joseph M. O'Donnell, 47  None
794 Davis Street
San Leandro, CA 94577
Gene Johnson, 49         None
794 Davis Street
San Leandro, CA 94577

S&P 500 Index Master Portfolio
Schedule of Investments                                        December 31, 2001
--------------------------------------------------------------------------------

                                         shares           value
                                       -----------    --------------
COMMON STOCKS - 98.33%
  Advertising - 0.31%
   Interpublic Group of Companies
   Inc. .............................      99,048     $    2,925,875
   Omnicom Group Inc. ...............      48,745          4,355,366
   TMP Worldwide Inc.(1).............      28,996          1,243,928
                                                        ------------
                                                           8,525,169
                                                        ------------
  Aerospace/Defense - 1.22%
   Boeing Co. .......................     219,658          8,518,337
   General Dynamics Corp. ...........      52,925          4,214,947
   Goodrich (B.F.) Co. ..............      26,737            711,739
   Lockheed Martin Corp. ............     115,541          5,392,298
   Northrop Grumman Corp. ...........      28,964          2,919,861
   Raytheon Co. .....................     102,532          3,329,214
   Rockwell Collins..................      48,164            939,198
   United Technologies Corp. ........     122,890          7,942,381
                                                        ------------
                                                          33,967,975
                                                        ------------
  Airlines - 0.20%
   AMR Corp.(1)......................      40,518            898,284
   Delta Air Lines Inc. .............      32,325            945,829
   Southwest Airlines Co. ...........     200,737          3,709,620
   U.S. Airways Group Inc.(1)........      17,868            113,283
                                                        ------------
                                                           5,667,016
                                                        ------------
  Apparel - 0.26%
   Jones Apparel Group Inc.(1).......      32,906          1,091,492
   Liz Claiborne Inc. ...............      13,798            686,450
   Nike Inc. "B".....................      70,456          3,962,445
   Reebok International Ltd.(1)......      15,449            409,398
   VF Corp. .........................      29,106          1,135,425
                                                        ------------
                                                           7,285,210
                                                        ------------
  Auto Manufacturers - 0.59%
   Ford Motor Company................     474,963          7,466,418
   General Motors Corp. "A"..........     145,700          7,081,020
   Navistar International Corp. .....      15,577            615,291
   PACCAR Inc. ......................      20,128          1,320,799
                                                        ------------
                                                          16,483,528
                                                        ------------
  Auto Parts & Equipment - 0.20%
   Cooper Tire & Rubber Co. .........      19,035            303,799
   Dana Corp. .......................      38,956            540,709
   Delphi Automotive Systems
   Corp. ............................     146,940          2,007,200
   Goodyear Tire & Rubber Co. .......      42,788          1,018,782
   TRW Inc. .........................      33,123          1,226,876
   Visteon Corp. ....................      34,193            514,263
                                                        ------------
                                                           5,611,629
                                                        ------------
  Banks - 6.60%
   AmSouth Bancorp...................      95,582          1,806,500
   Bank of America Corp. ............     412,656         25,976,695
   Bank of New York Co. Inc. ........     193,162          7,881,010
   Bank One Corp. ...................     305,834         11,942,818
   BB&T Corp. .......................     118,830          4,290,951
   Charter One Financial Inc. .......      58,951          1,600,520
   Comerica Inc. ....................      46,708          2,676,368
   Fifth Third Bancorp...............     151,550          9,294,562
   FleetBoston Financial Corp. ......     274,092         10,004,358
   Golden West Financial Corp. ......      41,341          2,432,918
   Huntington Bancshares Inc. .......      65,884          1,132,546
   JP Morgan Chase & Co. ............     517,484         18,810,543
   KeyCorp...........................     111,069          2,703,419
   Mellon Financial Corp. ...........     122,705          4,616,162
   National City Corp. ..............     158,945          4,647,552

                                         shares           value
                                       -----------    --------------
   Northern Trust Corp. .............      58,257     $    3,508,237
   PNC Financial Services Group......      74,506          4,187,237
   Regions Financial Corp. ..........      59,650          1,791,886
   SouthTrust Corp. .................      89,881          2,217,364
   State Street Corp. ...............      85,338          4,458,910
   SunTrust Banks Inc. ..............      75,751          4,749,588
   Synovus Financial Corp. ..........      76,402          1,913,870
   U.S. Bancorp......................     511,686         10,709,588
   Union Planters Corp. .............      36,031          1,626,079
   Wachovia Corp. ...................     356,936         11,193,513
   Washington Mutual Inc. ...........     229,733          7,512,269
   Wells Fargo & Company.............     444,625         19,318,956
   Zions Bancorp.....................      24,063          1,265,233
                                                        ------------
                                                         184,269,652
                                                        ------------
  Beverages - 2.48%
   Anheuser-Busch Companies Inc. ....     231,928         10,485,465
   Brown-Forman Corp. "B"............      17,908          1,121,041
   Coca-Cola Co. ....................     652,240         30,753,116
   Coca-Cola Enterprises Inc. .......     116,648          2,209,313
   Coors (Adolf) Company "B".........       9,474            505,912
   Pepsi Bottling Group Inc. ........      74,458          1,749,763
   PepsiCo Inc. .....................     458,890         22,343,354
                                                        ------------
                                                          69,167,964
                                                        ------------
  Biotechnology - 0.97%
   Amgen Inc.(1).....................     274,220         15,476,977
   Biogen Inc.(1)....................      38,792          2,224,721
   Chiron Corp.(1)...................      49,611          2,174,946
   Genzyme Corp. - General
   Division(1).......................      55,654          3,331,448
   Immunex Corp.(1)..................     142,847          3,958,290
                                                        ------------
                                                          27,166,382
                                                        ------------
  Building Materials - 0.15%
   Masco Corp. ......................     120,367          2,948,991
   Vulcan Materials Co. .............      26,568          1,273,670
                                                        ------------
                                                           4,222,661
                                                        ------------
  Chemicals - 1.21%
   Air Products & Chemicals Inc. ....      59,624          2,796,962
   Ashland Inc. .....................      18,108            834,417
   Dow Chemical Co. .................     236,550          7,990,659
   Du Pont (E.I.) de Nemours.........     268,883         11,430,216
   Eastman Chemical Co. .............      20,224            789,140
   Engelhard Corp. ..................      34,043            942,310
   Great Lakes Chemical Corp. .......      13,163            319,598
   Hercules Inc.(1)..................      28,458            284,580
   PPG Industries Inc. ..............      44,162          2,284,059
   Praxair Inc. .....................      42,188          2,330,887
   Rohm & Haas Co. "A"...............      57,803          2,001,718
   Sherwin-Williams Co. .............      40,508          1,113,970
   Sigma-Aldrich Corp. ..............      19,241            758,288
                                                        ------------
                                                          33,876,804
                                                        ------------
  Commercial Services - 0.96%
   Block (H & R) Inc. ...............      48,121          2,151,009
   Cendant Corp.(1)..................     257,429          5,048,183
   Concord EFS Inc.(1)...............     132,124          4,331,025
   Convergys Corp.(1)................      45,132          1,691,999
   Deluxe Corp. .....................      17,404            723,658
   Donnelley (R.R.) & Sons Co. ......      30,033            891,680
   Ecolab Inc. ......................      33,531          1,349,623
   Equifax Inc. .....................      37,999            917,676
   McKesson HBOC Inc. ...............      75,007          2,805,262
   Moody's Corp. ....................      40,916          1,630,912

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                         shares           value
                                       -----------    --------------
   Paychex Inc. .....................      98,173     $    3,421,329
   Quintiles Transnational
   Corp.(1)..........................      31,372            504,462
   Robert Half International
   Inc.(1)...........................      46,000          1,228,200
                                                        ------------
                                                          26,695,018
                                                        ------------
  Computers - 5.95%
   Apple Computer Inc.(1)............      92,012          2,015,063
   Cisco Systems Inc.(1).............   1,923,827         34,840,507
   Compaq Computer Corp. ............     444,308          4,336,446
   Computer Sciences Corp.(1)........      44,674          2,188,133
   Dell Computer Corp.(1)............     684,560         18,606,341
   Electronic Data Systems Corp. ....     124,337          8,523,301
   EMC Corp.(1)......................     581,106          7,810,065
   Gateway Inc.(1)...................      84,970            683,159
   Hewlett-Packard Co. ..............     508,837         10,451,512
   International Business Machines
   Corp. ............................     451,821         54,652,268
   Lexmark International Group Inc.
   "A"(1)............................      34,095          2,011,605
   NCR Corp.(1)......................      25,479            939,156
   Network Appliance Inc.(1).........      86,850          1,899,409
   Palm Inc.(1)......................     148,978            578,035
   Sapient Corp.(1)..................      33,137            255,818
   Sun Microsystems Inc.(1)..........     850,218         10,457,681
   Unisys Corp.(1)...................      83,696          1,049,548
   Veritas Software Corp.(1).........     105,143          4,713,561
                                                        ------------
                                                         166,011,608
                                                        ------------
  Cosmetics/Personal Care - 2.04%
   Alberto-Culver Co. "B"............      14,876            665,552
   Avon Products Inc. ...............      61,961          2,881,187
   Colgate-Palmolive Co. ............     144,706          8,356,772
   Gillette Co. .....................     276,796          9,244,986
   International Flavors & Fragrances
   Inc. .............................      24,871            738,917
   Kimberly-Clark Corp. .............     137,739          8,236,792
   Procter & Gamble Co. .............     339,820         26,889,957
                                                        ------------
                                                          57,014,163
                                                        ------------
  Distribution/Wholesale - 0.29%
   Costco Wholesale Corp.(1).........     118,610          5,263,912
   Genuine Parts Co. ................      45,431          1,667,318
   Grainger (W.W.) Inc. .............      24,536          1,177,728
                                                        ------------
                                                           8,108,958
                                                        ------------
  Diversified Financial
    Services - 6.45%
   American Express Co. .............     349,944         12,489,501
   Bear Stearns Companies Inc. ......      24,689          1,447,763
   Capital One Financial Corp. ......      56,357          3,040,460
   Citigroup Inc. ...................   1,349,400         68,117,712
   Countrywide Credit Industries
   Inc. .............................      32,058          1,313,416
   Fannie Mae........................     262,021         20,830,670
   Franklin Resources Inc. ..........      68,403          2,412,574
   Freddie Mac.......................     182,303         11,922,616
   Household International Inc. .....     120,051          6,955,755
   Lehman Brothers Holdings Inc. ....      62,504          4,175,267
   MBNA Corp. .......................     223,408          7,863,962
   Merrill Lynch & Co. Inc. .........     221,976         11,569,389
   Morgan Stanley Dean Witter &
   Co. ..............................     287,652         16,091,253
   Providian Financial Corp. ........      74,545            264,635
   Schwab (Charles) Corp. ...........     358,451          5,545,237
   Stilwell Financial Inc. ..........      58,053          1,580,203
   T Rowe Price Group Inc. ..........      32,381          1,124,592
   USA Education Inc. ...............      41,118          3,454,734
                                                        ------------
                                                         180,199,739
                                                        ------------

                                         shares           value
                                       -----------    --------------
  Electric - 2.46%
   AES Corp.(1)......................     139,811     $    2,285,910
   Allegheny Energy Inc. ............      32,798          1,187,944
   Ameren Corp. .....................      36,096          1,526,861
   American Electric Power Inc. .....      84,517          3,679,025
   Calpine Corp.(1)..................      80,080          1,344,543
   Cinergy Corp. ....................      41,732          1,395,101
   CMS Energy Corp. .................      34,878            838,118
   Consolidated Edison Inc. .........      55,666          2,246,680
   Constellation Energy Group
   Inc. .............................      42,938          1,140,004
   Dominion Resources Inc. ..........      68,988          4,146,179
   DTE Energy Co. ...................      42,661          1,789,202
   Duke Energy Corp. ................     203,570          7,992,158
   Edison International(1)...........      85,455          1,290,371
   Entergy Corp. ....................      57,975          2,267,402
   Exelon Corp. .....................      84,163          4,029,724
   FirstEnergy Corp. ................      78,057          2,730,434
   FPL Group Inc. ...................      46,128          2,601,619
   Mirant Corp.(1)...................     105,075          1,683,301
   Niagara Mohawk Holdings Inc.(1)...      42,028            745,156
   NiSource Inc. ....................      54,239          1,250,751
   PG&E Corp.(1).....................     101,571          1,954,226
   Pinnacle West Capital Corp. ......      22,200            929,070
   PPL Corp. ........................      38,411          1,338,623
   Progress Energy Inc. .............      57,372          2,583,461
   Public Service Enterprise Group
   Inc. .............................      54,416          2,295,811
   Reliant Energy Inc. ..............      78,200          2,073,864
   Southern Co. .....................     182,321          4,621,837
   TECO Energy Inc. .................      36,601            960,410
   TXU Corporation...................      69,532          3,278,434
   Xcel Energy Inc. .................      90,627          2,513,993
                                                        ------------
                                                          68,720,212
                                                        ------------
  Electrical Components & Equipment - 0.32%
   American Power Conversion
   Corp.(1)..........................      51,285            741,581
   Emerson Electric Co. .............     112,246          6,409,247
   Molex Inc. .......................      51,328          1,588,602
   Power-One Inc.(1).................      20,681            215,289
                                                        ------------
                                                           8,954,719
                                                        ------------
  Electronics - 0.77%
   Agilent Technologies Inc.(1)......     120,818          3,444,521
   Applera Corp. - Applied Biosystems
   Group.............................      55,586          2,182,862
   Jabil Circuit Inc.(1).............      51,708          1,174,806
   Johnson Controls Inc. ............      22,892          1,848,529
   Millipore Corp. ..................      12,523            760,146
   Parker Hannifin Corp. ............      30,759          1,412,146
   PerkinElmer Inc. .................      32,310          1,131,496
   Sanmina Corp.(1)..................     136,624          2,718,818
   Solectron Corp.(1)................     215,231          2,427,806
   Symbol Technologies Inc. .........      59,902            951,244
   Tektronix Inc.(1).................      24,130            622,071
   Thermo Electron Corp.(1)..........      46,632          1,112,640
   Thomas & Betts Corp. .............      15,251            322,559
   Waters Corp.(1)...................      34,293          1,328,854
                                                        ------------
                                                          21,438,498
                                                        ------------

S&P 500 Index Master Portfolio
Schedule of Investments                                        December 31, 2001
--------------------------------------------------------------------------------

(continued)                              shares           value
-------------------------------------  -----------    --------------
  Engineering & Construction - 0.03%
   Fluor Corp. ......................      21,011     $      785,811
                                                        ------------
                                                             785,811
                                                        ------------
  Entertainment - 0.06%
   International Game Technology
   Inc.(1)...........................      23,004          1,571,173
                                                        ------------
                                                           1,571,173
                                                        ------------
  Environmental Control - 0.21%
   Allied Waste Industries Inc.(1)...      51,661            726,354
   Waste Management Inc. ............     164,662          5,254,364
                                                        ------------
                                                           5,980,718
                                                        ------------
  Food - 2.11%
   Albertson's Inc. .................     106,507          3,353,905
   Archer-Daniels-Midland Co. .......     173,449          2,488,993
   Campbell Soup Co. ................     107,448          3,209,472
   ConAgra Foods Inc. ...............     140,917          3,349,597
   General Mills Inc. ...............      95,549          4,969,503
   Heinz (H.J.) Co. .................      91,837          3,776,337
   Hershey Foods Corp. ..............      35,570          2,408,089
   Kellogg Co. ......................     106,612          3,209,021
   Kroger Co.(1).....................     210,691          4,397,121
   Safeway Inc.(1)...................     131,640          5,495,970
   Sara Lee Corp. ...................     205,453          4,567,220
   SUPERVALU Inc. ...................      34,962            773,359
   Sysco Corp. ......................     174,818          4,583,728
   Unilever NV -  NY Shares..........     149,915          8,636,603
   Winn-Dixie Stores Inc. ...........      36,866            525,341
   Wrigley (William Jr.) Co. ........      59,070          3,034,426
                                                        ------------
                                                          58,778,685
                                                        ------------
  Forest Products & Paper - 0.51%
   Boise Cascade Corp. ..............      15,221            517,666
   Georgia-Pacific Corp. ............      60,265          1,663,917
   International Paper Co. ..........     126,410          5,100,644
   Louisiana-Pacific Corp. ..........      27,397            231,231
   Mead Corp. .......................      26,040            804,376
   Temple-Inland Inc. ...............      12,943            734,256
   Westvaco Corp. ...................      26,831            763,342
   Weyerhaeuser Co. .................      56,719          3,067,364
   Willamette Industries Inc. .......      28,820          1,502,098
                                                        ------------
                                                          14,384,894
                                                        ------------
  Gas - 0.12%
   KeySpan Corp. ....................      36,480          1,264,032
   NICOR Inc. .......................      11,746            489,103
   Peoples Energy Corp. .............       9,285            352,180
   Sempra Energy.....................      54,344          1,334,145
                                                        ------------
                                                           3,439,460
                                                        ------------
  Hand/Machine Tools - 0.08%
   Black & Decker Corp. .............      20,927            789,576
   Snap-On Inc. .....................      15,186            511,161
   Stanley Works (The)...............      22,387          1,042,563
                                                        ------------
                                                           2,343,300
                                                        ------------
  Health Care - 4.08%
   Aetna Inc. .......................      37,593          1,240,193
   Bard (C.R.) Inc. .................      13,404            864,558
   Bausch & Lomb Inc. ...............      14,063            529,613
   Baxter International Inc. ........     154,839          8,304,016
   Becton Dickinson & Co. ...........      67,812          2,247,968
   Biomet Inc. ......................      70,717          2,185,155

                                         shares           value
                                       -----------    --------------
   Boston Scientific Corp.(1)........     105,790     $    2,551,655
   Guidant Corp.(1)..................      79,925          3,980,265
   HCA - The Healthcare Company......     135,082          5,206,060
   Health Management Associates Inc.
   "A"(1)............................      64,307          1,183,249
   Healthsouth Corp.(1)..............     102,894          1,524,889
   Humana Inc.(1)....................      44,246            521,660
   Johnson & Johnson.................     804,539         47,548,255
   Manor Care Inc.(1)................      26,850            636,614
   Medtronic Inc. ...................     317,528         16,260,609
   St. Jude Medical Inc.(1)..........      22,833          1,772,982
   Stryker Corp. ....................      51,568          3,010,024
   Tenet Healthcare Corp.(1).........      85,368          5,012,809
   UnitedHealth Group Inc. ..........      81,775          5,787,217
   Wellpoint Health Networks
   Inc.(1)...........................      16,725          1,954,316
   Zimmer Holdings Inc.(1)...........      50,833          1,552,440
                                                        ------------
                                                         113,874,547
                                                        ------------
  Home Builders - 0.08%
   Centex Corp. .....................      15,937            909,843
   KB HOME...........................      13,198            529,240
   Pulte Corp. ......................      15,455            690,375
                                                        ------------
                                                           2,129,458
                                                        ------------
  Home Furnishings - 0.11%
   Leggett & Platt Inc. .............      51,535          1,185,305
   Maytag Corp. .....................      20,133            624,727
   Whirlpool Corp. ..................      17,552          1,287,088
                                                        ------------
                                                           3,097,120
                                                        ------------
  Household Products/Wares - 0.29%
   American Greetings Corp. "A"......      16,656            229,520
   Avery Dennison Corp. .............      28,823          1,629,364
   Clorox Co. .......................      61,001          2,412,590
   Fortune Brands Inc. ..............      38,972          1,542,901
   Newell Rubbermaid Inc. ...........      69,943          1,928,329
   Tupperware Corp. .................      15,244            293,447
                                                        ------------
                                                           8,036,151
                                                        ------------
  Insurance - 4.34%
   AFLAC Inc. .......................     136,957          3,363,664
   Allstate Corp. ...................     187,015          6,302,406
   Ambac Financial Group Inc. .......      27,680          1,601,565
   American International Group
   Inc. .............................     685,210         54,405,674
   AON Corp. ........................      70,611          2,508,103
   Chubb Corp. ......................      44,533          3,072,777
   CIGNA Corp. ......................      37,933          3,514,492
   Cincinnati Financial Corp. .......      42,366          1,616,263
   Conseco Inc.(1)...................      90,418            403,264
   Hancock (John) Financial Services
   Inc. .............................      78,337          3,235,318
   Hartford Financial Services Group
   Inc. .............................      64,305          4,040,283
   Jefferson-Pilot Corp. ............      39,461          1,825,860
   Lincoln National Corp. ...........      49,690          2,413,443
   Loews Corp. ......................      50,225          2,781,461
   Marsh & McLennan Companies
   Inc. .............................      72,035          7,740,161
   MBIA Inc. ........................      38,926          2,087,601
   MetLife Inc. .....................     190,096          6,022,241
   MGIC Investment Corp. ............      28,113          1,735,134
   Progressive Corporation...........      19,227          2,870,591
   SAFECO Corp. .....................      33,512          1,043,899
   St. Paul Companies Inc. ..........      54,399          2,391,924
   Torchmark Corp. ..................      32,569          1,280,939

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                         shares           value
                                       -----------    --------------
   UnumProvident Corp. ..............      63,487     $    1,683,040
   XL Capital Ltd. "A"...............      34,796          3,178,963
                                                        ------------
                                                         121,119,066
                                                        ------------
  Iron/Steel - 0.07%
   Allegheny Technologies Inc. ......      21,051            352,604
   Nucor Corp. ......................      20,402          1,080,490
   USX-U.S. Steel Group Inc. ........      23,395            423,683
                                                        ------------
                                                           1,856,777
                                                        ------------
  Leisure Time - 0.38%
   Brunswick Corp. ..................      23,011            500,719
   Carnival Corp. "A"................     153,741          4,317,047
   Harley-Davidson Inc. .............      79,402          4,312,323
   Sabre Holdings Corp.(1)...........      35,010          1,482,674
                                                        ------------
                                                          10,612,763
                                                        ------------
  Lodging - 0.22%
   Harrah's Entertainment Inc.(1)....      29,432          1,089,278
   Hilton Hotels Corp. ..............      96,861          1,057,722
   Marriott International Inc. "A"...      63,205          2,569,283
   Starwood Hotels & Resorts
   Worldwide Inc. ...................      51,866          1,548,200
                                                        ------------
                                                           6,264,483
                                                        ------------
  Machinery - 0.45%
   Caterpillar Inc. .................      90,031          4,704,120
   Cummins Engine Company Inc. ......      10,832            417,465
   Deere & Co. ......................      61,588          2,688,932
   Dover Corp. ......................      53,091          1,968,083
   Ingersoll-Rand Co. ...............      44,061          1,842,190
   McDermott International Inc.(1)...      16,178            198,504
   Rockwell International Corp. .....      48,206            860,959
                                                        ------------
                                                          12,680,253
                                                        ------------
  Manufacturers - 6.11%
   Cooper Industries Inc. ...........      24,568            857,915
   Crane Co. ........................      15,650            401,266
   Danaher Corp. ....................      37,486          2,260,781
   Eastman Kodak Co. ................      76,306          2,245,686
   Eaton Corp. ......................      18,176          1,352,476
   General Electric Co. .............   2,603,789        104,359,863
   Honeywell International Inc. .....     213,286          7,213,333
   Illinois Tool Works Inc. .........      79,912          5,411,641
   ITT Industries Inc. ..............      23,185          1,170,843
   Minnesota Mining & Manufacturing
   Co. ..............................     102,837         12,156,362
   Pall Corp. .......................      32,036            770,786
   Textron Inc. .....................      37,048          1,536,010
   Tyco International Ltd. ..........     523,283         30,821,369
                                                        ------------
                                                         170,558,331
                                                        ------------
  Media - 3.71%
   AOL Time Warner Inc.(1)...........   1,161,034         37,269,191
   Clear Channel Communications
   Inc.(1)...........................     156,751          7,980,193
   Comcast Corp. "A"(1)..............     247,839          8,922,204
   Dow Jones & Co. Inc. .............      22,275          1,219,111
   Gannett Co. Inc. .................      69,466          4,670,199
   Knight Ridder Inc. ...............      22,055          1,432,031
   McGraw-Hill Companies Inc. .......      50,699          3,091,625
   Meredith Corp. ...................      12,935            461,133
   New York Times Co. "A"............      39,761          1,719,663
   Tribune Co. ......................      78,133          2,924,518
   Univision Communications
   Inc.(1)...........................      55,102          2,229,427
   Viacom Inc. "B"(1)................     465,118         20,534,960

                                         shares           value
                                       -----------    --------------
   Walt Disney Co. (The).............     534,695     $   11,078,880
                                                        ------------
                                                         103,533,135
                                                        ------------
  Metal Fabricate/Hardware - 0.01%
   Worthington Industries Inc. ......      22,397            318,037
                                                        ------------
                                                             318,037
                                                        ------------
  Mining - 0.61%
   Alcan Aluminum Ltd. ..............      84,161          3,023,905
   Alcoa Inc. .......................     222,758          7,919,047
   Barrick Gold Corp. ...............     140,585          2,242,331
   Freeport-McMoRan Copper & Gold
   Inc.(1)...........................      37,762            505,633
   Inco Ltd.(1)......................      47,702            808,072
   Newmont Mining Corp. .............      51,417            982,579
   Phelps Dodge Corp. ...............      20,642            668,801
   Placer Dome Inc. .................      86,120            939,569
                                                        ------------
                                                          17,089,937
                                                        ------------
  Office/Business Equipment - 0.16%
   Pitney Bowes Inc. ................      63,958          2,405,460
   Xerox Corp. ......................     188,841          1,967,723
                                                        ------------
                                                           4,373,183
                                                        ------------
  Oil & Gas Producers - 5.80%
   Amerada Hess Corp. ...............      23,263          1,453,938
   Anadarko Petroleum Corp. .........      65,245          3,709,178
   Apache Corp. .....................      35,957          1,793,525
   Burlington Resources Inc. ........      52,658          1,976,781
   ChevronTexaco Corp. ..............     279,803         25,073,147
   Conoco Inc. ......................     164,053          4,642,700
   Devon Energy Corp. ...............      33,051          1,277,421
   EOG Resources Inc. ...............      30,289          1,184,603
   Exxon Mobil Corp. ................   1,794,159         70,510,449
   Kerr-McGee Corp. .................      26,277          1,439,980
   Kinder Morgan Inc. ...............      29,278          1,630,492
   Nabors Industries Inc.(1).........      36,948          1,268,425
   Noble Drilling Corp.(1)...........      34,687          1,180,745
   Occidental Petroleum Corp. .......      97,987          2,599,595
   Phillips Petroleum Co. ...........     100,003          6,026,181
   Rowan Companies Inc.(1)...........      24,586            476,231
   Royal Dutch Petroleum Co. - NY
   Shares............................     557,089         27,308,503
   Sunoco Inc. ......................      20,615            769,764
   Transocean Sedco Forex Inc. ......      83,609          2,827,656
   Unocal Corp. .....................      63,995          2,308,300
   USX-Marathon Group Inc. ..........      81,149          2,434,470
                                                        ------------
                                                         161,892,084
                                                        ------------
  Oil & Gas Services - 0.46%
   Baker Hughes Inc. ................      88,095          3,212,825
   Halliburton Co. ..................     112,614          1,475,243
   Schlumberger Ltd. ................     151,002          8,297,560
                                                        ------------
                                                          12,985,628
                                                        ------------
  Packaging & Containers - 0.10%
   Ball Corp. .......................       7,187            508,121
   Bemis Co. ........................      13,848            681,045
   Pactiv Corp.(1)...................      41,783            741,648
   Sealed Air Corp.(1)...............      21,960            896,407
                                                        ------------
                                                           2,827,221
                                                        ------------
  Pharmaceuticals - 8.74%
   Abbott Laboratories...............     407,189         22,700,787
   Allergan Inc. ....................      34,407          2,582,245
   American Home Products Corp. .....     346,014         21,231,419

S&P 500 Index Master Portfolio
Schedule of Investments                                        December 31, 2001
--------------------------------------------------------------------------------

(continued)                              shares           value
-------------------------------------  -----------    --------------
   AmerisourceBergen Corp. ..........      26,985     $    1,714,897
   Bristol-Myers Squibb Co. .........     507,481         25,881,531
   Cardinal Health Inc. .............     118,261          7,646,756
   Forest Laboratories Inc. "A"(1)...      46,676          3,825,098
   King Pharmaceuticals Inc.(1)......      64,425          2,714,225
   Lilly (Eli) and Company...........     294,861         23,158,383
   MedImmune Inc.(1).................      56,140          2,602,089
   Merck & Co. Inc. .................     596,619         35,081,197
   Pfizer Inc. ......................   1,648,904         65,708,824
   Pharmacia Corporation.............     338,192         14,423,889
   Schering-Plough Corp. ............     384,006         13,751,255
   Watson Pharmaceuticals Inc.(1)....      27,925            876,566
                                                        ------------
                                                         243,899,161
                                                        ------------
  Pipelines - 0.42%
   Dynegy Inc. "A"...................      92,043          2,347,097
   El Paso Corp. ....................     133,847          5,970,915
   Williams Companies Inc. ..........     135,171          3,449,564
                                                        ------------
                                                          11,767,576
                                                        ------------
  Real Estate Investment
    Trusts - 0.19%
   Equity Office Properties Trust....     108,673          3,268,884
   Equity Residential Properties
   Trust.............................      71,026          2,039,156
                                                        ------------
                                                           5,308,040
                                                        ------------
  Retail - 6.86%
   AutoZone Inc.(1)..................      28,277          2,030,260
   Bed Bath & Beyond Inc.(1).........      76,072          2,578,841
   Best Buy Co. Inc.(1)..............      55,305          4,119,116
   Big Lots Inc. ....................      29,856            310,502
   Circuit City Stores Inc. .........      54,638          1,417,856
   CVS Corp. ........................     102,496          3,033,882
   Darden Restaurants Inc. ..........      30,569          1,082,143
   Dillards Inc. "A".................      21,955            351,280
   Dollar General Corp. .............      86,713          1,292,024
   Family Dollar Stores Inc. ........      45,215          1,355,546
   Federated Department Stores
   Inc.(1)...........................      50,536          2,066,922
   Gap Inc. (The)....................     226,203          3,153,270
   Home Depot Inc. ..................     614,619         31,351,715
   Kmart Corp.(1)....................     130,727            713,769
   Kohls Corp.(1)....................      87,853          6,188,365
   Limited Inc. .....................     112,414          1,654,734
   Lowe's Companies Inc. ............     203,091          9,425,453
   May Department Stores Co. ........      78,476          2,902,042
   McDonald's Corp. .................     337,150          8,924,361
   Nordstrom Inc. ...................      35,253            713,168
   Office Depot Inc.(1)..............      80,515          1,492,748
   Penney (J.C.) Company Inc. .......      69,194          1,861,319
   RadioShack Corp. .................      47,012          1,415,061
   Sears, Roebuck and Co. ...........      84,612          4,030,916
   Staples Inc.(1)...................     121,074          2,264,084
   Starbucks Corp.(1)................     100,003          1,905,057
   Target Corp. .....................     236,787          9,720,106
   Tiffany & Co. ....................      38,313          1,205,710
   TJX Companies Inc. ...............      71,535          2,851,385
   Toys R Us Inc.(1).................      52,070          1,079,932
   Tricon Global Restaurants
   Inc.(1)...........................      38,254          1,882,097
   Walgreen Co. .....................     267,550          9,005,733
   Wal-Mart Stores Inc. .............   1,169,021         67,277,159
   Wendy's International Inc. .......      27,428            800,075
                                                        ------------
                                                         191,456,631
                                                        ------------
  Semiconductors - 4.24%
   Advanced Micro Devices Inc.(1)....      89,131          1,413,618
   Altera Corp.(1)...................     101,026          2,143,772

                                         shares           value
                                       -----------    --------------
   Analog Devices Inc.(1)............      94,886     $    4,211,990
   Applied Materials Inc.(1).........     214,094          8,585,169
   Applied Micro Circuits Corp.(1)...      78,247            885,756
   Broadcom Corp. "A"................      68,802          2,811,938
   Conexant Systems Inc.(1)..........      66,834            959,736
   Intel Corp. ......................   1,760,448         55,366,090
   KLA-Tencor Corp.(1)...............      48,606          2,408,913
   Linear Technology Corp. ..........      83,032          3,241,569
   LSI Logic Corp.(1)................      96,221          1,518,367
   Maxim Integrated Products
   Inc.(1)...........................      84,706          4,447,912
   Micron Technology Inc.(1).........     157,181          4,872,611
   National Semiconductor Corp.(1)...      46,139          1,420,620
   Novellus Systems Inc.(1)..........      37,589          1,482,886
   NVIDIA Corp.(1)...................      37,919          2,536,781
   PMC  -  Sierra Inc.(1)............      43,298            920,515
   QLogic Corp.(1)...................      24,302          1,081,682
   Teradyne Inc.(1)..................      47,433          1,429,631
   Texas Instruments Inc. ...........     454,327         12,721,156
   Vitesse Semiconductor Corp.(1)....      49,965            621,065
   Xilinx Inc.(1)....................      87,610          3,421,171
                                                        ------------
                                                         118,502,948
                                                        ------------
  Software - 5.70%
   Adobe Systems Inc. ...............      62,212          1,931,683
   Autodesk Inc. ....................      14,373            535,682
   Automatic Data Processing Inc. ...     161,724          9,525,544
   BMC Software Inc.(1)..............      64,055          1,048,580
   Citrix Systems Inc.(1)............      49,235          1,115,665
   Computer Associates International
   Inc. .............................     151,072          5,210,473
   Compuware Corp.(1)................      97,535          1,149,938
   First Data Corp. .................     100,062          7,849,864
   Fiserv Inc.(1)....................      49,089          2,077,446
   IMS Health Inc. ..................      77,509          1,512,201
   Intuit Inc.(1)....................      55,621          2,378,354
   Mercury Interactive Corp.(1)......      21,696            737,230
   Microsoft Corp.(1)................   1,412,595         93,584,419
   Novell Inc.(1)....................      94,994            436,022
   Oracle Corp.(1)...................   1,458,735         20,145,130
   Parametric Technology Corp.(1)....      68,861            537,804
   PeopleSoft Inc.(1)................      79,439          3,193,448
   Siebel Systems Inc.(1)............     121,270          3,393,135
   Yahoo! Inc.(1)....................     149,400          2,650,356
                                                        ------------
                                                         159,012,974
                                                        ------------
  Telecommunication Equipment - 1.47%
   ADC Telecommunications Inc.(1)....     207,070            952,522
   Andrew Corp.(1)...................      21,349            467,330
   Avaya Inc.(1).....................      75,246            914,239
   Ciena Corp.(1)....................      85,815          1,228,013
   Comverse Technology Inc.(1).......      48,651          1,088,323
   JDS Uniphase Corp.(1).............     348,233          3,040,074
   Lucent Technologies Inc. .........     895,480          5,632,569
   Motorola Inc. ....................     583,774          8,768,285
   Nortel Networks Corp. ............     839,516          6,296,370
   QUALCOMM Inc.(1)..................     200,495         10,124,998
   Scientific-Atlanta Inc. ..........      40,988            981,253
   Tellabs Inc.(1)...................     107,532          1,608,679
                                                        ------------
                                                          41,102,655
                                                        ------------
  Telecommunications - 2.19%
   AT&T Wireless Services Inc.(1)....     663,672          9,536,967
   Citizen Communications Co.(1).....      73,459            783,073
   Corning Inc. .....................     248,056          2,212,660

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                         shares           value
                                       -----------    --------------
   Nextel Communications Inc.
   "A"(1)............................     209,383     $    2,294,838
   Qwest Communications International
   Inc. .............................     436,688          6,170,401
   Sprint Corp. (PCS Group)(1).......     258,531          6,310,742
   Verizon Communications Inc. ......     711,957         33,789,479
                                                        ------------
                                                          61,098,160
                                                        ------------
  Telephone - 3.29%
   Alltel Corp. .....................      81,416          5,025,810
   AT&T Corp. .......................     927,968         16,833,339
   BellSouth Corp. ..................     492,298         18,781,169
   CenturyTel Inc. ..................      37,009          1,213,895
   SBC Communications Inc. ..........     881,682         34,535,484
   Sprint Corp. (FON Group)..........     232,672          4,672,054
   WorldCom Inc.(1)..................     773,580         10,892,006
                                                        ------------
                                                          91,953,757
                                                        ------------
  Textiles - 0.08%
   Cintas Corp. .....................      44,513          2,136,624
                                                        ------------
                                                           2,136,624
                                                        ------------
  Tobacco - 0.99%
   Philip Morris Companies Inc. .....     568,288         26,056,005
   UST Inc. .........................      43,385          1,518,475
                                                        ------------
                                                          27,574,480
                                                        ------------
  Toys/Games/Hobbies - 0.10%
   Hasbro Inc. ......................      45,310            735,381
   Mattel Inc. ......................     113,209          1,947,195
                                                        ------------
                                                           2,682,576
                                                        ------------
  Transportation - 0.52%
   Burlington Northern Santa Fe
   Corp. ............................     101,419          2,893,484
   CSX Corp. ........................      55,909          1,959,610
   FedEx Corp.(1)....................      78,193          4,056,653
   Norfolk Southern Corp. ...........     101,118          1,853,493
   Union Pacific Corp. ..............      65,153          3,713,721
                                                        ------------
                                                          14,476,961
                                                        ------------

                                         shares           value
                                       -----------    --------------
  Trucking & Leasing - 0.01%
   Ryder System Inc. ................      15,912     $      352,451
                                                        ------------
                                                             352,451
                                                        ------------
  Total Common Stocks (cost: $2,693,024,742)           2,745,244,114
                                                        ------------
                                       face amount        value
                                       -----------    --------------
SHORT TERM INSTRUMENTS - 8.20%
  Barclays Global Investors Funds
    Institutional Money Market Fund,
    Institutional Shares.............  119,556,590    $  119,556,590
  Dreyfus Money Market Fund..........  37,525,410         37,525,410
  General Electric Commercial Paper
    1.92%, 01/07/02..................   9,500,000          9,500,000
  Goldman Sachs Financial Square
    Prime Obligation Fund............  17,724,695         17,724,695
  Providian Temp Cash Money Market
    Fund.............................  36,786,836         36,786,836
  U.S. Treasury Bill 1.69%(2),
    03/28/02(3)......................   8,050,000          8,017,687
                                                        ------------
  Total Short Term Instruments (cost:
    $229,111,412)                                        229,111,218
                                                        ------------
TOTAL INVESTMENTS IN SECURITIES - 106.53%
  (COST $2,922,136,154)                                2,974,355,332
OTHER ASSETS, LESS LIABILITIES - (6.53%)               (182,441,382)
                                                        ------------
NET ASSETS - 100.00%                                  $2,791,913,950
                                                        ------------
                                                        ------------

(1) Non-income earning securities.

(2) Yield to Maturity.

(3) This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

S&P 500 Index Master Portfolio
Statement of Assets and Liabilities                            December 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (including securities
    on loan(1))(Cost: $2,922,136,154)(Note 1)...............    $2,974,355,332
  Receivables:
    Investment securities sold..............................           486,298
    Dividends and interest..................................         3,192,054
                                                                  ------------
  Total Assets..............................................     2,978,033,684
                                                                  ------------
LIABILITIES
  Payables:
    Investment securities purchased.........................         1,595,819
    Due to broker -- variation margin.......................           410,821
    Collateral for securities loaned (Note 4)...............       183,860,919
    Advisory fees (Note 2)..................................           252,175
                                                                  ------------
  Total Liabilities.........................................       186,119,734
                                                                  ------------
NET ASSETS..................................................    $2,791,913,950
                                                                  ------------
                                                                  ------------

(1) Securities on loan with market value of $176,433,842. See Note 4.

S&P 500 Index Master Portfolio
Statement of Operations                     For the year ended December 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
  Dividends (Net of foreign withholding tax of $163,302)....    $  36,774,505
  Interest..................................................        1,437,576
  Securities lending income.................................          235,396
                                                                  -----------
  Total investment income...................................       38,447,477
                                                                  -----------
  EXPENSES (NOTE 2)
    Advisory fees...........................................        1,422,538
                                                                -------------
      Total expenses........................................        1,422,538
                                                                  -----------
  Net investment income.....................................       37,024,939
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sale of investments..................      (10,767,974)
  Net realized loss on sale of futures contracts............       (1,864,700)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................     (405,136,558)
  Net change in unrealized appreciation (depreciation) of
    futures contracts.......................................          992,624
                                                                  -----------
  Net loss on investments...................................     (416,776,608)
                                                                  -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......    $(379,751,669)
                                                                  -----------
                                                                  -----------

      The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   For the Year        For the Year
                                                                      Ended                Ended
                                                                   December 31,        December 31,
                                                                       2001                2000
                                                                  -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.....................................      $   37,024,939      $    47,775,321
  Net realized gain (loss)..................................         (12,632,674)         854,753,964
  Net change in unrealized appreciation (depreciation)......        (404,143,934)      (1,244,831,494)
                                                                    ------------         ------------
  Net decrease in net assets resulting from operations......        (379,751,669)        (342,302,209)
                                                                    ------------         ------------
INTERESTHOLDER TRANSACTIONS:
  Contributions.............................................         931,988,808        1,599,306,476
  Withdrawals...............................................        (988,412,872)      (2,856,439,610)
                                                                    ------------         ------------
  Net decrease in net assets resulting from interestholder
    transactions............................................         (56,424,064)      (1,257,133,134)
                                                                    ------------         ------------
Decrease in net assets......................................        (436,175,733)      (1,599,435,343)
NET ASSETS:
  Beginning of year.........................................       3,228,089,683        4,827,525,026
                                                                    ------------         ------------
  End of year...............................................      $2,791,913,950      $ 3,228,089,683
                                                                    ------------         ------------
                                                                    ------------         ------------

S&P 500 Index Master Portfolio
Notes to the Financial Statements
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

  Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

  These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

  The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased, using a constant yield to maturity method.

  FEDERAL INCOME TAXES

  MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

  It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company

--------------------------------------------------------------------------------

meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

  FUTURES CONTRACTS

  The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

  As of December 31, 2001, open futures contracts outstanding were as follows:

Number of                                                    Futures         Expiration         Notional         Net Unrealized
Contracts                                                     Index             Date         Contract Value       Appreciation
-------------------------------------------------------------------------------------------------------------------------------
110                                                       S&P 500             03/15/02        $31,603,000           $269,524

  The Master Portfolio has pledged to brokers a U.S. Treasury Bill for initial margin requirements with a face amount of $8,050,000.

  REPURCHASE AGREEMENTS

  The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. The Master Portfolio held no repurchase agreements at December 31, 2001.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

  Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

  Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

  MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration

S&P 500 Index Master Portfolio
Notes to the Financial Statements
--------------------------------------------------------------------------------
(continued)

services to the Master Portfolio for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

  Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For year ended December 31, 2001, BGIS did not receive any brokerage commissions from the Master Portfolio, related to purchases and sales of portfolio investments.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Master Portfolio may invest in the Institutional Shares of the Barclays Global Investors Funds Institutional Money Market Fund ("IMMF"). The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolio's investment advisor. The IMMF is an open-end money market fund available only to institutional investors and other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge a management fee, the master portfolio in which it invests in, does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio are recorded as either interest income or securities lending income in the accompanying Statement of Operations.

  Certain officers and trustees of MIP are also officers of Stephens and BGI. As of December 31, 2001, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

  Investment transactions (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases at cost...........................................  $258,686,587
Sales proceeds..............................................   262,909,712

  At December 31, 2001, the cost of investments for federal income tax purposes was $2,954,192,299. Net unrealized appreciation aggregated $20,163,033, of which $440,733,773 represented gross unrealized appreciation on securities and $420,570,740 represented gross unrealized depreciation on securities.

4. PORTFOLIO SECURITIES LOANED

  The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

  As of December 31, 2001, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at December 31, 2001 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS

  Financial highlights for the Master Portfolio were as follows:

                                                Year Ended    Year Ended   Period Ended   Year Ended    Year Ended    Year Ended
                                               December 31,  December 31,  December 31,  February 28,  February 28,  February 28,
                                                   2001          2000        1999(1)         1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets(2)...  0.05%         0.05%         0.05%         0.05%         0.05%         0.05%
Ratio of net investment income to average net
  assets(2)..................................  1.31%         1.22%         1.44%         1.61%         1.89%         2.31%
Portfolio turnover rate......................  9%            10%           7%            11%           6%            4%
Total return.................................  -11.96%       -9.19%        19.82%(3)     19.65%        34.77%        25.97%

(1) For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
(2) Annualized for periods of less than one year.
(3) Not annualized.

S&P 500 Index Master Portfolio
Independent Accountants' Report
--------------------------------------------------------------------------------

To the Interestholders and Board of Trustees
Master Investment Portfolio:

  In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the Portfolio), at December 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

  The financial statements of the Portfolio as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP Signature

San Francisco, California
February 8, 2002

S&P 500 Index Master Portfolio
Change in Independent Accountants                                    (unaudited)
--------------------------------------------------------------------------------

  As a result of the resignation of KPMG LLP as the Master Portfolio's independent accountants, the Audit Committee and the Board of Trustees of the Master Portfolio voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Master Portfolio's year ended December 31, 2001. During the four previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Master Portfolio and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Master Investment Portfolio Trustees Information                     (unaudited)
--------------------------------------------------------------------------------

  The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as the Trustees and Officers of Barclays Global Investors Funds ("BGIF"). MIP and BGIF are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee oversees 23 funds within the fund complex and serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about MIP's Trustees may be found in Part B of each Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.

OFFICERS AND INTERESTED TRUSTEES

                                       Position(s), Length               Principal Occupations During Past 5 Years,
   Name, Address and Age                 of Time Served                              Directorships Held
Richard H. Blank, Jr., 45     Chief Operating Officer, Secretary     Vice President of Stephens Inc.; Director of
                              and Treasurer, since October 20, 1993  Stephens Sports Management Inc.; and Director of
                                                                     Capo Inc.
*R. Greg Feltus, 50           Trustee, Chairman and President,       Executive Vice President of Stephens Inc.;
                              since October 20, 1993                 President of Stephens Insurance Services Inc.;
                                                                     Senior Vice President of Stephens Sports
                                                                     Management Inc.; and President of Investors
                                                                     Brokerage Insurance Inc.
**Lee T. Kranefuss, 40        Trustee, since November 16, 2001       Chief Executive Officer of the Individual Investor
Barclays Global Investors                                            Business of Barclays Global Investors, N.A.; The
45 Fremont Street                                                    Boston Consulting Group (until 1997)
San Francisco, CA 94105

DISINTERESTED TRUSTEES

                                       Position(s), Length               Principal Occupations During Past 5 Years,
   Name, Address and Age                 of Time Served                              Directorships Held
Mary G.F. Bitterman, 57       Trustee, since November 16, 2001       President and Chief Executive Officer of the James
                                                                     Irvine Foundation; President and Chief Executive
                                                                     Officer of KQED, Inc.; Director of Pacific Century
                                                                     Financial Corporation/Bank of Hawaii.
Jack S. Euphrat, 79           Trustee, since October 20, 1993        Private Investor.
W. Rodney Hughes, 75          Trustee, since October 20, 1993        Private Investor.
Richard K. Lyons, 41          Trustee, since November 16, 2001       Professor, University of California, Berkeley:
                                                                     Haas School of Business; Member, Council of
                                                                     Foreign Relations; Director of Matthews
                                                                     International Funds; Trustee of iShares Trust,
                                                                     Director of iShares, Inc.
Leo Soong, 55                 Trustee, since February 9, 2000        Managing Director of C.G. Roxane LLC; Managing
                                                                     Director of Crystal Geyser Roxane Water Co.;
                                                                     Co-Founder and President of Crystal Geyser Water
                                                                     Co.

 * R. Greg Feltus is deemed to be an "interested person" because he serves as the Executive Vice President of Stephens Inc., the distributor and co-administrator for the Master Portfolios.

** Lee T. Kranefuss is deemed to be an "interest person" because he serves as Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A., the co-administrator for the Master Portfolios and the parent company of BGFA, the investment advisor for MIP.

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